SUPPLEMENT DATED MAY 1, 2001
              TO THE PROSPECTUS DATED MAY 1, 2001
                              of
                    CARILLON LIFE ACCOUNT


Effective May 1, 2001, the prospectus for Carillon Life Account dated May 1, 2001 (the "Prospectus") is amended by including as a part thereof the following information regarding policies issued in the State of California:

Four Portfolios:

   Alger American Leveraged AllCap Portfolio
   Alger American MidCap Growth Portfolio
   Seligman Communications and Information Portfolio (Class 2)
   Seligman Small-Cap Value Portfolio (Class 2)

are currently not available.

The foregoing provision is only applicable to policies issued in the State of California.


CLA-Excel Choice and Excel Choice Executive Edge
California
May 1, 2001

                          PROSPECTUS
Individual Flexible Premium Variable Universal Life Insurance Policies-Executive Edge
-------------------------------------------------------------
THE UNION CENTRAL LIFE INSURANCE COMPANY
CARILLON LIFE ACCOUNT
Home Office:
1876 Waycross Road
P.O. Box 40888
Cincinnati, Ohio  45240-4088
Telephone: 1-800-999-1840
This prospectus describes an individual flexible premium variable universal life insurance policy offered by The Union Central Life Insurance Company. We designed the policies for business ownership and for use when the insured persons share a common employment or business relationship. We generally require annual planned premium payments equal to $50,000 or more if this policy is purchased other than on a common employment basis. We may permit exceptions in some cases, and additional requirements may apply. Under this policy, we insure the life of the person you specify, and give you flexibility in the death benefit, and amount and timing of your premium payments. With this flexibility, you can provide for your changing insurance needs under a single policy.
You can allocate net premiums to one or more subdivisions of the variable account, to the guaranteed account, or to both. If you allocate net premiums to the variable account, we will deposit them in subaccounts of the Carillon Life Account in proportions that you specify. We invest the assets of each subaccount in a corresponding portfolio of Summit Mutual Funds, Inc., AIM Variable Insurance Funds, The Alger American Fund, American Century Variable Portfolios, Inc., MFS Variable Insurance Trust, Neuberger Berman Advisers Management Trust, Oppenheimer Variable Account Funds, Scudder Variable Series I, Seligman Portfolios, Inc., and Franklin Templeton Variable Insurance Products Trust. To learn more about the portfolios, see their accompanying prospectuses.
Summit Pinnacle Balanced Index Portfolio
Summit Pinnacle Bond Portfolio
Summit Pinnacle Nasdaq-100 Index Portfolio
Summit Pinnacle Russell 2000 Small Cap Index Portfolio
Summit Pinnacle S&P MidCap 400 Index Portfolio
Summit Pinnacle S&P 500 Index Portfolio
Summit Pinnacle Zenith Portfolio
AIM V.I. Capital Appreciation Fund
AIM V.I. Growth Fund
Alger American Leveraged AllCap Portfolio
Alger American MidCap Growth Portfolio
American Century VP Income & Growth Portfolio
American Century VP Value Portfolio
MFS VIT Emerging Growth Series
MFS VIT Investors Trust Series (formerly Growth With Income)
MFS VIT High Income Series
MFS VIT New Discovery Series
MFS VIT Total Return Series
Neuberger Berman AMT Guardian Portfolio
Oppenheimer Global Securities Fund/VA
Oppenheimer Main Street Growth & Income Fund/VA
Scudder VSI Capital Growth Portfolio Class A
Scudder VSI International Portfolio Class A
Scudder VSI Money Market Portfolio
Seligman Communications and Information Portfolio (Class 2) Seligman Small-Cap Value Portfolio (Class 2)
FTVIP Templeton International Securities Fund Class 2

Each of these portfolios is available through a subaccount.
This prospectus generally describes the variable account. For a brief summary of the guaranteed account, see "The Guaranteed Account," page 19. THERE ARE LIMITS ON TRANSFERS FROM THE GUARANTEED ACCOUNT.
You can select from two death benefit options available under the policy: a level death benefit ("Option A"), or a death benefit that includes the account value ("Option B"). We guarantee to keep the policy in force as long as you meet the minimum monthly premium requirement and other conditions. We also allow policy loans and partial cash surrenders, within limits.
The policy provides for a cash surrender value that we will pay to you if you surrender your policy. If you allocate net premiums to the variable account, the cash surrender value will depend on the investment performance of the portfolios. We do not guarantee a minimum cash surrender value.
If you already have life insurance, it might not be to your advantage to replace it with this policy. Within certain limits, you may return the policy, or convert it to a policy that provides benefits that do not depend on investment results.
AN INVESTMENT IN THE POLICY IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, NOR IS THE POLICY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE POLICY INVOLVES CERTAIN RISKS, INCLUDING THE RISK THAT YOU COULD LOSE YOUR PREMIUM PAYMENTS.
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES, OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

           The Date of this Prospectus is May 1, 2001.

                     PROSPECTUS CONTENTS
---------------------------------------------------------------

                                                        Page
DEFINITIONS OF TERMS......................................4
SUMMARY AND DIAGRAM OF THE POLICY.........................4
GENERAL INFORMATION ABOUT UNION CENTRAL,
  THE SEPARATE ACCOUNT AND THE PORTFOLIOS.................9
The Union Central Life Insurance Company..................9
Carillon Life Account.....................................9
The Portfolios............................................9
PREMIUM PAYMENTS AND ALLOCATIONS.........................14
Applying for a Policy....................................14
Purchase of the Policy for Specialized Purposes..........14
Free Look Right to Cancel the Policy.....................15
Premiums.................................................15
Net Premium Allocations..................................17
Crediting Net Premiums...................................17
Transfer Privilege.......................................17
Dollar Cost Averaging Plan...............................18
Portfolio Rebalancing Plan...............................19
Earnings Sweep Plan......................................19
GUARANTEED ACCOUNT.......................................19
Minimum Guaranteed and Current Interest Rates............19
Calculation of Guaranteed Account Value..................20
Transfers from the Guaranteed Account....................20
Payment Deferral from the Guaranteed Account.............20
CHARGES AND DEDUCTIONS...................................20
Premium Expense Charge...................................20
Monthly Deduction........................................21
Daily Mortality and Expense Risk Charge..................22
Transfer Charge..........................................22
Surrender Charge.........................................23
Fund Expenses............................................24
Cost of Additional Benefits Provided by Riders...........24
Income Tax Charge........................................24
Special Arrangements.....................................24
HOW YOUR ACCOUNT VALUES VARY.............................25
Determining the Account Value............................25
Cash Value...............................................26
Cash Surrender Value.....................................26
DEATH BENEFIT AND CHANGES IN SPECIFIED AMOUNT............26
Amount of Death Benefit Proceeds.........................26
Death Benefit Options....................................26
Enhanced Death Benefit Option............................27
Initial Specified Amount and Death Benefit Option........27
Changes in Death Benefit Option..........................28
Changes in Specified Amount..............................28
Selecting and Changing the Beneficiary...................29
CASH BENEFITS............................................29
Loans....................................................29
Surrendering the Policy for Cash Surrender Value.........30
Partial Cash Surrenders..................................31
Maturity Benefit.........................................31
Payment Options..........................................31
ILLUSTRATIONS OF ACCOUNT VALUES, CASH SURRENDER VALUES,
  DEATH BENEFITS AND ACCUMULATED PREMIUM PAYMENTS........32
OTHER POLICY BENEFITS AND PROVISIONS.....................41
Limits on Rights to Contest the
Policy...................................................41
Changes in the Policy or Benefits........................41
When Proceeds Are Paid...................................41
Reports to Policy Owners.................................41
Assignment...............................................41
Reinstatement............................................42
Supplemental and/or Rider
Benefits.................................................42
Addition, Deletion or Substitution of
Investments..............................................43
Voting Rights............................................43
Participating............................................44
State Variations.........................................44
TAX CONSIDERATIONS.......................................44
Tax Status of the Policy.................................44
Tax Treatment of Policy Benefits.........................45
Possible Charges for Union Central's Taxes...............46
OTHER INFORMATION ABOUT THE POLICIES AND UNION CENTRAL...47
Sale of the Policies.....................................47
Union Central Directors and Executive Officers...........47
State Regulation.........................................47
Additional Information...................................47
Experts..................................................47
Actuarial Matters........................................47
Litigation...............................................48
Legal Matters............................................48
Financial Statements.....................................48

APPENDIX A (Officers and Directors of Union Central).....49

APPENDIX B (Guideline Premium and
  Cash Value Accumulation Test Tables)...................50

APPENDIX C (Enhanced Death Benefit Option Tables.........53

Audited financial statements of Carillon Life Account
and The Union Central Life Insurance Company,
as of December 31, 2000..................................59



THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY PLACE
WHERE IT WOULD BE ILLEGAL TO MAKE IT. WE HAVE NOT AUTHORIZED ANY
PERSON TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THE
OFFERING OTHER THAN THOSE IN THIS PROSPECTUS, THE PROSPECTUSES
FOR THE PORTFOLIOS, OR THEIR STATEMENTS OF ADDITIONAL
INFORMATION.

                    DEFINITIONS OF TERMS
---------------------------------------------------------------
account value - The sum of the variable account, the guaranteed account, and the loan account. Calculation of the account value is described on page 25.
age - The insured's age on his or her nearest birthday.
base specified amount - The specified amount not allocated to the Accounting Benefit Rider or Annual Renewable Term Rider.
initial specified amount - The specified amount on the policy date.
loan account - A part of the guaranteed account. When you take out a policy loan, we transfer some of your account value to this account to hold as collateral for the loans.
net premium - A premium payment minus the applicable premium expense charge. See page 20.
owner, you - The person(s) who owns a policy.
policy debt - The sum of all outstanding policy loans plus accrued interest.
portfolio - An investment company or its series, in which we invest premiums allocated to a subaccount of the separate account.
risk amount - On each monthly date, the death benefit under the policy less the account value (after deduction of the monthly deduction on that day, except for the cost of insurance charge). See page 14 for a definition of monthly date.
specified amount - A dollar amount used to determine the death benefit under a policy. It includes base specified amount, as well as any specified amount allocated to the Accounting Benefit Rider or Annual Renewable Term Rider. See page 27.
Union Central, we, our, us - The Union Central Life Insurance
Company.
unscheduled premium - Any premium other than a planned periodic premium.
valuation date - Each day on which the New York Stock Exchange is open for business.
valuation period - The interval of time commencing at the close of business on one valuation date and ending at the close of business on the next succeeding valuation date.

            SUMMARY AND DIAGRAM OF THE POLICY
----------------------------------------------------------------
PLEASE READ THIS SUMMARY AND THE DIAGRAM THAT FOLLOWS TOGETHER WITH THE DETAILED INFORMATION BELOW. UNLESS WE INDICATE OTHERWISE, IN DESCRIBING THE POLICY IN THIS PROSPECTUS, WE ASSUME THAT THE POLICY IS IN FORCE AND THAT THERE IS NO OUTSTANDING POLICY DEBT.

The policy is similar in many ways to fixed-benefit life insurance. As with fixed-benefit life insurance, you pay premiums for insurance coverage on a person's life. Also like fixed-benefit life insurance, the policy provides for accumulation of net premiums and a cash surrender value that we will pay if you surrender your policy before the insured person dies. As with fixed-benefit life insurance, the cash surrender value during the early policy years is likely to be substantially lower than the premiums you pay.
However, the policy is different from fixed-benefit life insurance in several important ways. Unlike fixed-benefit life insurance, the death benefit may, and the account value will, increase or decrease to reflect the investment performance of the subdivisions where you invest your net premiums. Also, we do not guarantee any minimum cash surrender value. However, we do guarantee to keep the policy in force during the first three policy years as long as you meet the minimum monthly premium requirement. See "Minimum Guaranteed Period," page 16. Otherwise, if the cash surrender value is not enough to pay charges due, the policy will lapse without value after a grace period. See "Premium Payments to Prevent Lapse," page 16. If a policy lapses while loans are outstanding, adverse tax consequences may result. See "Tax Considerations," page 44.
For information on the compensation we pay for sales of the policies, see "Sale of the Policies", page 47.
Purpose of the Policy. We designed the policies for business ownership when the insured persons share a common employment or business relationship. We generally require annual planned premium payments equal to $50,000 or more if this policy is purchased other than on a common employment basis. We will permit exceptions in some case, and additional requirements may apply. The policy may be owned individually or by a corporation, trust, association or similar entity. You may use the policy for such purposes as informally funding non-qualified executive deferred compensation, salary continuation plans, retiree medical benefits or other purposes. You should evaluate the policy based on your need for insurance, and the policy's long-term investment potential. It might not be to your advantage to replace your existing insurance coverage with the policy. You should be particularly careful about replacing your insurance if you base your decision to replace existing coverage primarily on a comparison of policy illustrations (see below).
Illustrations. Illustrations that we use in this prospectus or that are used in connection with the purchase of a policy are based on HYPOTHETICAL rates of return. WE DO NOT GUARANTEE THESE RATES. They are illustrative only and YOU SHOULD NOT CONSIDER THEM AS REPRESENTING PAST OR FUTURE PERFORMANCE. Actual rates of return may be higher or lower than those reflected in any illustrations, and therefore, your actual values will be different from those illustrated.
Tax Considerations. We intend for the policy to satisfy the definition of a life insurance contract under Section 7702 of the Internal Revenue Code. Certain policy transactions, including the payment of premiums, may cause a policy to be considered a modified endowment contract under the Internal Revenue Code. For further discussion of the tax status of the policy and the tax consequences of being treated as a life insurance contract or a modified endowment contract, see page 44.
Free Look Right to Cancel and Conversion Right. For a limited time after we issue a policy, you have the right to cancel your policy and receive a refund. See "Free Look Right to Cancel the Policy," page 15. Until this "free look" period ends, we will allocate net premiums to the subaccount investing in the Money Market Portfolio of the Scudder Variable Series I. (See "Net Premium Allocations," page 17.)
At any time within the first 24 months after the issue date, you may transfer all or a portion of the variable account to the guaranteed account without paying any transfer fee. This transfer effectively "converts" the policy into a contract that provides fixed (non-variable) benefits. See "Conversion Right," page 18. Owner Inquiries. If you have any questions, you may write or call our home office at 1876 Waycross Road, P.O. Box 40888, Cincinnati, Ohio 45240-4088; telephone 1-800-219-8525.

                    DIAGRAM OF POLICY
-----------------------------------------------------------
(DESCRIPTION OF DIAGRAM: Each heading with the information following is encased in a block. A down arrow appears at the bottom of each block pointing to the next block.)

                      PREMIUM PAYMENTS
* You select a plan for making planned periodic premiums, but you do not have to pay them according to the plan. You can change the amount and frequency of premiums, and you can you skip planned periodic premiums. See page 15 for rules and limits.
* There is no minimum initial payment or planned periodic premium.
* You may make unplanned premium payments, within limits. See page 15.
* If you pay minimum required premiums, we guarantee to keep the policy in force for a minimum guaranteed period, the first three policy years. See page 16.
* Under certain circumstances, which include excessive policy debt, you may have to pay extra premiums to prevent lapse. See page 16.


    (a down arrow is centered here between blocks)

                DEDUCTIONS FROM PREMIUM PAYMENTS

* We deduct sales charges equal to 2.0% of premium payments. See page 20.
* We deduct 2.0% of all premiums for state and local premium taxes. See page 20.


(a down arrow is centered here between blocks)

NET PREMIUMS
* You direct the allocation of net premiums among twenty-seven subdivisions of the variable account and the guaranteed account. See page 17 for rules and limits on net premium allocations.

* The subdivisions are invested in corresponding portfolios of Summit Mutual Funds, Inc., AIM Variable Insurance Funds,
  Inc., The Alger American Fund, American Century Variable Portfolios, Inc., MFS Variable Insurance Trust, Neuberger Berman Advisers Management Trust, Oppenheimer Variable Account Funds, Scudder Variable Series I, Seligman Portfolios, Inc., and Franklin Templeton Variable Insurance Products Trust.
  See page 7. Portfolios available are:

Summit Pinnacle Balanced Index Portfolio
Summit Pinnacle Bond Portfolio
Summit Pinnacle Nasdaq-100 Portfolio
Summit Pinnacle Russell 2000 Small Cap Index Portfolio
Summit Pinnacle S&P MidCap 400 Index Portfolio
Summit Pinnacle S&P 5000 Index Portfolio
Summit Pinnacle Zenith Index Portfolio
AIM V.I. Capital Appreciation Fund
AIM V.I. Growth Fund
Alger American Leveraged AllCap Portfolio
Alger American MidCap Growth Portfolio
American Century VP Income & Growth Portfolio
American Century VP Value Portfolio
MFS VIT Emerging Growth Series
MFS VIT Investors Trust Series (formerly Growth With Income)
MFS VIT High Income Series
MFS VIT New Discovery Series
MFS VIT Total Return Series
Neuberger Berman AMT Guardian Portfolio
Oppenheimer Global Securities Fund/VA
Oppenheimer Main Street Growth & Income Fund/VA
Scudder VSI Capital Growth Portfolio Class A
Scudder VSI International Portfolio Class A
Scudder VSI Money Market Portfolio
Seligman Communications and Information Portfolio (Class 2)
Seligman Small-Cap Value Portfolio (Class 2)
FTVIP Templeton International Securities Fund Class 2

* We credit interest on amounts allocated to the guaranteed account at a guaranteed minimum interest rate of 4%. See page
  19 for rules and limits on guaranteed account allocations.


(a down arrow is centered here between blocks

DEDUCTIONS FROM YOUR ACCOUNT VALUE
Monthly deduction for cost of insurance, administrative charge, and charges for any supplemental and/or rider benefits. The administrative charge is currently $5.00 per month. See page 21. If you elect either or both the Accounting Benefit Rider ("ABR") and the Annual Renewable Term Rider ("ART") to supplement your insurance coverage under the policy, your cost of insurance charge will be affected. (See "Initial Specified Amount and Death Benefit Option," page 27). During the early years of the policy, the ABR will provide lower current cost of insurance rates than available under the base policy. The ART will provide lower current cost of insurance rates in all policy years. Use of the riders can lower the cost of insurance charge you would otherwise pay for a given amount of insurance coverage. If you elect to use the ABR, there is a specified amount charge per thousand of ABR specified amount that varies by sex, rate class, issue age, policy year and death benefit option. There are no monthly charges for the ART, other than a cost of insurance charge. See page 42 for a discussion of other supplemental riders.


(a down arrow is centered here between blocks


              DEDUCTIONS FROM VARIABLE SUBDIVISIONS

* We deduct a daily charge at a guaranteed annual rate of 0.75% during the first ten policy years, and 0.25% thereafter, from the subaccounts for mortality and expense risks. See page 22.


          (a down arrow is centered here between blocks)


* The portfolios deduct the following investment advisory fees and operating expenses from their assets.

<caption
                                                     Management   Other     12b-1     Total
Portfolio Name                                          Fees     Expenses    fees    Expenses
Summit Mutual Funds, Inc. Pinnacle Series
Balanced Index Portfolio(1)(9)                          0.30%      0.30%               0.60%
Bond Portfolio(8)                                       0.50%      0.31%               0.81%
Nasdaq-100 Index Portfolio(6)(9)                        0.35%      0.29%               0.64%
Russell 2000 Small Cap Index Portfolio(6)(9)            0.35%      0.39%               0.74%
S&P MidCap 400 Index Portfolio(1)(9)                    0.30%      0.30%               0.60%
S&P 500 Index Portfolio(8)                              0.30%      0.14%               0.44%
Zenith Portfolio(8)                                     0.65%      0.16%               0.81%
AIM Variable Insurance Funds(1)
Capital Appreciation Fund                               0.61%      0.21%               0.82%
Growth Fund                                             0.61%      0.22%               0.83%
Alger American Fund(1)
Leveraged AllCap Portfolio                              0.85%      0.05%               0.90%
MidCap Growth Portfolio                                 0.80%      0.04%               0.84%
American Century Variable Portfolios, Inc.(1)
Income & Growth                                         0.70%       (4)                0.70%
Value                                                   1.00%       (4)                1.00%
MFS Variable Insurance Trust (1)(2)
Emerging Growth Series                                  0.75%      0.10%               0.85%
Investors Trust Series (formerly Growth with Income)    0.75%      0.12%               0.87%
High Income Series(3)                                   0.75%      0.24%               0.99%
New Discovery Series(3)                                 0.90%      0.19%               1.09%
Total Return Series                                     0.75%      0.15%               0.90%
Neuberger Berman Advisers Management Trust (1)
Guardian Portfolio                                      0.55%      0.45%               1.00%
Oppenheimer Variable Account Fund(1)
Global Securities Fund                                  0.64%      0.04%               0.68%
Main Street Growth & Income Fund                        0.70%      0.03%               0.73%
Scudder Variable Series I (1)
Capital Growth Portfolio Class A                        0.46%      0.03%               0.49%
International Portfolio Class A                         0.82%      0.14%               0.96%
Money Market Portfolio                                  0.37%      0.09%               0.46%
Seligman Portfolios, Inc.
Communication and Information Portfolio Class 2(1)(5)   0.75%      0.12%     0.25%     1.12%
Small-Cap Value Portfolio Class 2(5)(7)                 1.00%      0.20%     0.19%     1.39%
Franklin Templeton Variable Insurance Products Trust(5)
Templeton International Securities Fund Class 2         0.67%      0.20%     0.25%     1.12%



(1) Figures are based on the actual expenses incurred by the Portfolio for the year ended December 31, 2000. Actual Portfolio expenses may vary.
(2) Each Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Series' expense). Any such fee reductions are not reflected under "Other Expenses." Had these fee reductions been taken into account, "Total Expenses" would be lower and would equal 0.84% for Emerging Growth Series, 0.86% for Investors Trust Series (formerly Growth with Income), 1.06% for New Discovery Series, 0.89% for Total Return Series, and 0.90% for High Income Series.
(3) The adviser has contractually agreed, until at least May 1, 2002, subject to reimbursement, to bear expenses for New Discovery Series and High Income Series such that their "Other Expenses" (after taking into account the expense offset arrangement described above), do not exceed 0.15% for
    New Discovery Series and High Income Series.   Had these fee
    reductions been taken into account, "Total Expenses" would be lower and would equal 1.07% for New Discovery Series and 0.91% for High Income Series. These Total Expense figures do not reflect the effect of the expense offset arrangement discussed in note 2 above, which would result in lower expenses.
(4) All expenses except brokerage, taxes, interest and fees and expenses of non-interested person directors are paid by the investment adviser.
(5) Class 2 of the Fund has a distribution plan or "Rule 12b-1 plan" which is described in the Fund's prospectus.
(6) This Class commenced operations on April 27, 2000. The actual expenses figures are annualized.
(7) This Portfolio commenced operations on May 1, 2001; therefore, the expense figures for this Portfolio are estimated.
(8) Expenses have been restated to reflect current fees.
(9) Actual expenses would be higher for the period shown above if the Adviser had not reimbursed expenses. The S&P MidCap 400 Index, Balanced Index, Russell 2000 Small Cap Index, and Nasdaq-100 Index would have been 0.17%, 0.08%, 0.61%, and 0.24% higher, respectively.


           (a down arrow is centered here between blocks


                       ACCOUNT VALUE
* Is the amount credited to your policy. It is equal to net premiums, as adjusted each valuation date to reflect subdivision investment experience, interest credited on the guaranteed account, charges deducted and other policy transactions (such as transfers and partial cash surrenders). See page 25.
* Varies from day to day. There is no minimum guaranteed account value. The policy may lapse if the cash surrender value is insufficient to cover a monthly deduction due. See page 26.
* Can be transferred among the subdivisions and the guaranteed account. Currently, a transfer fee of $10 applies to each transfer in excess of the first 12 transfers in a policy year. See page 17 for rules and limits. Policy loans reduce the amount available for allocations and transfers.
* Is the starting point for calculating certain values under a policy, such as the cash value, cash surrender value, and the death benefit used to determine death benefit proceeds.


(The following two paragraphs are encased in blocks and are positioned side by side, with an arrow pointing down at the top of each block)

                        CASH BENEFITS
* Loans may be taken for amounts up to 90% of the variable account, plus 100% of the guaranteed account, less loan interest due on the next annual date and any surrender charges. See page 29 for rules and limits.
* Partial cash surrenders generally can be made provided there is sufficient remaining cash surrender value. See page 31 for rules and limits.
* The policy may be surrendered in full at any time for its cash surrender value. A surrender charge will apply during the first fifteen policy years after issue and after any increase in specified amount. See page 23.
* Payment options are available. See page 31.
* Loans, partial cash surrenders, and surrenders in full may have adverse tax consequences. See page 44


DEATH BENEFITS
* Are income tax free to beneficiary.
* Are available as lump sum or under a variety of payment options.
* For all policies, the minimum initial specified amount is $50,000.
* There are two death benefit options available:
  Option A, equal to the specified amount, or Option B, equal to the specified amount plus account value. See page 26. Your death benefit may be increased once your account value reaches a certain level to satisfy applicable tax law requirements.
* You have the flexibility to change the death benefit option and specified amount including any specified amount attributed to the Accounting Benefit Rider and Annual Renewable Term Rider. See page 28 for rules and limits.
* You may allocate part of your specified amount to the Accounting Benefit Rider and Annual Renewable
  Term Rider to supplement your death benefit. See page
  27.
* You may choose one of two Enhanced Death Benefit
  Options, based on a nine or fifteen-year corridor, to increase your death benefit at certain ages based on your life expectancy. See page 27.
* Other supplemental and/or rider benefits may be available. See page 42.

           GENERAL INFORMATION ABOUT UNION CENTRAL,
           THE SEPARATE ACCOUNT AND THE PORTFOLIOS
--------------------------------------------------------------
The Union Central Life Insurance Company
Union Central, a mutual life insurance company organized under the laws of the State of Ohio in 1867, issues the Policies. Union Central is primarily engaged in the sale of life and disability insurance and annuities and is currently licensed to transact life insurance business in all states and the District of Columbia.
We are subject to regulation by the Department of Insurance of the State of Ohio as well as by the insurance departments of all other states and jurisdictions in which we do business. We submit annual statements on our operations and finances to insurance officials in such states and jurisdictions.
Carillon Life Account
We established Carillon Life Account (the "separate account") as a separate investment account under Ohio law on July 10, 1995. It supports the policies and may be used to support other variable life insurance policies, and for other purposes permitted by law. The separate account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and is a "separate account" within the meaning of the federal securities laws. Union Central has established other separate investment accounts that may also be registered with the SEC.
We own the assets in the separate account. The separate account is divided into subaccounts which correspond to subdivisions of the variable account. Subaccounts of the separate account invest in shares of the portfolios. The separate account may include other subaccounts that are not available through the policies and are not otherwise discussed in this Prospectus.
Income, gains and losses, realized or unrealized, of a subaccount are credited to or charged against the subaccount without regard to any other income, gains or losses of Union Central. Applicable insurance law provides that assets equal to the reserves and other contract liabilities of the separate account shall not be chargeable with liabilities arising out of any other business of Union Central. Union Central is obligated to pay all benefits provided under the policies.
The Portfolios
Subaccounts of the separate account currently invest in twenty-three designated portfolios of eight series-type mutual funds, as shown in the chart below, which identifies the mutual fund families, the investment advisers to each fund family, and the portfolios in which the separate account invests.
The investment experience of each subaccount of the separate account depends on the investment performance of its corresponding portfolio. Each of these portfolios is registered with the SEC under the 1940 Act as a series of an open-end diversified investment company. The SEC does not, however, supervise the management or the investment practices and policies of the portfolios. The assets of each portfolio are separate from assets of the others, and each portfolio has different investment objectives and policies. As a result, each portfolio operates as a separate investment fund and the investment performance of one portfolio has no effect on the investment performance of any other portfolio. The investment objective of each portfolio is set forth below the chart.

CARILLON LIFE ACCOUNT PORTFOLIOS

FUND FAMILY AND PORTFOLIOS                             INVESTMENT ADVISER
--------------------------                             ------------------
Summit Mutual Funds, Inc. Pinnacle Series
("Summit Fund")
*Balanced Index Portfolio
*Bond Portfolio
*Nasdaq-100 Index Portfolio
*Russell 2000 Small Cap Index Portfolio
*S&P MidCap 400 Index Portfolio
*S&P 500 Index Portfolio
*Zenith Portfolio                                      Summit Investment Partners, Inc.
AIM Variable Insurance Funds ("AIM Fund")
*Capital Appreciation Fund
*Growth Fund                                           A I M Advisors, Inc.
The Alger American Fund ("Alger American Fund")
*Leveraged AllCap Portfolio
*MidCap Growth Portfolio                               Fred Alger Management, Inc.
American Century Variable Portfolios, Inc.
("American Fund")
*Income & Growth
*Value                                                 American Century Investment
                                                       Management, Inc.
MFS Variable Insurance Trust ("MFS Fund")
*Emerging Growth Series
*Investors Trust Series (formerly Growth with Income)
*High Income Series
*New Discovery Series
*Total Return Series                                   Massachusetts Financial Services
Company
Neuberger Berman Advisers Management Trust
("Neuberger Berman Fund")
*Guardian Portfolio                                    Neuberger Berman  Management,
 Inc.
Oppenheimer Variable Account Funds
("Oppenheimer Fund")
*Global Securities Fund
*Main Street r Growth & Income Fund                    OppenheimerFunds, Inc.
Scudder Variable Series I  ("Scudder Fund")
*Capital Growth Portfolio Class A
*International Portfolio Class A
*Money Market Portfolio                                Zurich Scudder Investments, Inc.
Seligman Portfolios, Inc. ("Seligman Fund")
*Communications and Information Portfolio (Class 2)
*Small-Cap Value Portfolio (Class 2)                   J. & W. Seligman & Co. Incorporated
Franklin Templeton Variable Insurance Products Trust
 ("Franklin Templeton Fund")
*International Securities Fund, Class 2                Templeton Investment Counsel, Inc.

The Summit Pinnacle Balanced Index Portfolio seeks investment results, with respect to 60% of its assets, that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index and, with respect to 40% of its assets, that correspond to the total return performance of investment grade bonds, as represented by the Lehman Brothers Aggregate Bond Index.
The Summit Pinnacle Bond Portfolio seeks as high a level of current income as is consistent with reasonable investment risk by investing primarily in investment-grade corporate bonds.
The Summit Pinnacle Nasdaq-100(1) Index Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Nasdaq-100 Index. The Portfolio invests primarily in stocks of companies listed in the Nasdaq-100 Index, as well as futures contracts and options relating to those stocks.
The Summit Pinnacle Russell 2000(2) Small Cap Index Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000 Index. The Portfolio invests primarily in stocks of companies listed in the Russell 2000 Index, as well as futures contracts and options relating to those stocks.
The Summit Pinnacle S&P MidCap 400 Index Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400 Index.
The Summit Pinnacle S&P 500 Index Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the Standard & Poor's 500 Composite Stock Index (the "S&P 500"(3)). The S&P 500 is a well-known stock market index that includes common stocks of companies representing approximately 70% of the market value of all common stocks publicly traded in the United States. The investment adviser of the portfolio believes that the performance of the S&P 500 is representative of the performance of publicly traded common stocks in general.

--------
(footnotes:)

(1) "Nasdaq" and related marks are trademarks or service marks of The Nasdaq Stock Market, Inc. "Nasdaq" and "Nasdaq-100" have been licensed for use for certain purposes by Summit Mutual Funds, Inc. and the Nasdaq-100 Index Portfolio. The Nasdaq-100 Index is composed and calculated by Nasdaq without regard to Summit Mutual Funds. Nasdaq makes no warranty, express or implied, and bears no liability with respect to the Nasdaq-100 Index Fund. Nasdaq makes no warranty, express or implied, and bears no liability with respect to Summit Mutual Funds, its use, or any data included therein.

   (2) The Russell 2000 Index is a trademark/service mark of the Frank Russell Company. Russell is a trademark of the Frank Russell Company. Summit Mutual Funds and the Russell 2000 Small Cap Index Portfolio are not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell is not responsible for and has not reviewed the Prospectus, and Frank Russell makes no representation or warranty, express or implied, as to its accuracy, or completeness, or otherwise.

Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its Index. Frank Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Index.

Frank Russell Company's publication of the Index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of the investment in any or all securities upon which the Index is based. Frank Russell Company makes no representation, warranty, or guarantee as to the accuracy, completeness, reliability, or otherwise of the index or data included in the index. Frank Russell Company makes no representation or warranty regarding the use, or the results of use, of the index or any data included therein, or any security (or combination thereof) comprising the index. Frank Russell Company makes no other express or implied warranty, and expressly disclaims any warranty of any kind, including, without means of limitation, any warranty of merchantability or fitness for a particular purpose with respect to the index or any data or any security (or combination thereof) included therein.
     (3)The S&P 500 is an unmanaged index of common stocks comprised of 500 industrial, financial, utility and transportation companies. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500(R)", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Summit Fund. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the beneficial owners of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Summit Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to Summit Fund or the Portfolio. S&P has no obligation to take the needs of Summit Fund or the beneficial owners of the Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of the Portfolio or in the determination or calculation of the equation by which the Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY SUMMIT FUND, BENEFICIAL OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
(end footnotes)
---------
The Summit Pinnacle Zenith Portfolio seeks primarily long-term appreciation of capital by investing primarily in common stocks and other equity securities.

The AIM V.I. Capital Appreciation Fund seeks growth of capital through investment in common stocks the portfolio managers believe likely to benefit from new or innovative products, services, or processes, as well as those that have experienced above-average, long-term growth in earnings.
The AIM V.I. Growth Fund seeks growth of capital primarily by investing in established and large companies considered to have strong earnings momentum.
The Alger American Leveraged All Cap Portfolio seeks long-term capital appreciation. Under normal circumstances, the portfolio invests in the equity securities of companies of any size which demonstrate promising growth potential. The portfolio can leverage, that is, borrow money, up to one-third of its total assets to buy additional securities. By borrowing money, the portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed. The Alger American MidCap Growth Portfolio seeks long-term capital appreciation by focusing on midsize companies with promising growth potential. Under normal circumstances, the portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the S&P MidCap 400 Index.
The American Century VP Income & Growth Fund seeks dividend growth, current income and capital appreciation by investing in common stocks. The Portfolio selects its investments primarily from the largest 1,500 publicly traded U.S. companies.
The American Century VP Value Fund seeks long-term capital growth, with income being a secondary objective. The Portfolio invests primarily in stocks of medium to large companies that the portfolio managers believe are undervalued at the time of purchase.
The MFS VIT Emerging Growth Series seeks to provide long-term growth of capital. The Series invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of emerging growth companies.
The MFS VIT Investors Trust Series (formerly Growth With Income Series) seeks mainly to provide long-term growth of capital and secondarily to provide reasonable current income. The Series invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities and seeks to generate 90% of the dividend yield on the Standard & Poor's 500 Composite Index.
The MFS VIT High Income Series seeks high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. The MFS High Income Portfolio may invest up to 100% of its assets in lower-rated bonds commonly known as junk bonds. BEFORE ALLOCATING ANY PORTION OF NET PREMIUMS TO THE SUBDIVISION CORRESPONDING TO THIS PORTFOLIO, OWNERS SHOULD READ THE RISK DISCLOSURE IN THE ACCOMPANYING PROSPECTUS FOR THE MFS HIGH INCOME SERIES.
The MFS VIT New Discovery Series seeks capital appreciation by, under normal market conditions, investing at least 65% of its total assets in equity securities of emerging growth companies. Its focus is on small emerging growth companies.
The MFS VIT Total Return Series seeks primarily to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income. The series is a "balanced fund" and invests in a combination of equity and fixed income securities. The Neuberger Berman AMT Guardian Portfolio seeks long-term growth of capital; current income is a secondary goal. The Portfolio invests mainly in common stocks of large companies.
The Oppenheimer Global Securities Fund/VA seeks long-term capital appreciation by investing a substantial portion of assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations that are considered to have appreciation possibilities.
The Oppenheimer Main Street Growth & Income Fund/VA seeks high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. It invests mainly in common stocks of U.S. companies, with an emphasis on large-capitalization companies.
The Scudder VSI Capital Growth Portfolio Class A seeks to maximize long-term capital growth through a broad and flexible investment program. The Portfolio invests in marketable securities, principally common stocks and, consistent with its objective of long-term capital growth, preferred stocks.
The Scudder VSI Capital Growth Portfolio Class A seeks to maximize long-term capital growth through a broad and flexible investment program. The Portfolio invests in marketable securities, principally common stocks and, consistent with its objective of long-term capital growth, preferred stocks.
The Scudder VSI International Portfolio Class A seeks long-term growth of capital principally from a diversified portfolio of foreign equity securities.
The Scudder VSI Money Market Portfolio seeks stability and current income from a portfolio of money market instruments. Money market funds are neither insured nor guaranteed by the U.S. Government, and there can be no assurance that this portfolio will maintain a stable net asset value per share.
The Seligman Communications and Information Portfolio Class 2 seeks capital gain by investing primarily in securities of companies operating in the communications, information and related industries.
The Seligman Small-Cap Value Portfolio Class 2 seeks long-term capital appreciation by investing primarily in the common stocks of companies with small market capitalization (up to $2 billion) believed to be undervalued either historically, by the market or by other investment managers.
The FTVIP Templeton International Securities Fund Class 2 seeks long-term capital growth. The fund invests in equity securities of companies located outside the United States, including emerging markets.
THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE THEIR RESPECTIVE STATED OBJECTIVES. Additional information concerning the investment objectives and policies of the portfolios, as well as risks, can be found in the current portfolio prospectuses that accompany this Prospectus. The prospectuses for the portfolios should be read carefully before any decision is made concerning the allocation of net premiums to a particular subdivision. Certain subdivisions invest in portfolios that have similar investment objectives and/or policies. Therefore, you should carefully read the individual prospectuses for the portfolios along with this Prospectus.
The investment objectives and policies of certain portfolios are similar to the investment objectives and policies of other funds with similar names that may be managed by the same investment adviser. The investment results of the portfolios, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the portfolios will be comparable to the investment results of any other fund, even if the other fund has the same investment adviser.
Please note that all of the portfolios described in the Prospectuses for the portfolios may not be available under the policy. Moreover, Union Central cannot guarantee that each fund will always be available for its variable life contracts, but in the unlikely event that a Fund is not available, Union Central will take reasonable steps to secure the availability of a comparable fund. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge.
The portfolios presently serve as the investment media for the policies. In addition, the portfolios may sell shares to separate accounts of other insurance companies to fund variable annuity contracts and/or variable life insurance policies, and/or to certain retirement plans qualifying under Section 401 of the Code. Union Central currently does not foresee any disadvantages to owners that would arise from the possible sale of shares to support the variable contracts of other insurance companies, or from the possible sale of shares to such retirement plans. However, the board of directors of each fund will monitor events in order to identify any material irreconcilable conflicts that might possibly arise if the shares of that fund were also offered to support variable contracts other than the policies or to support retirement plans. In event of such a conflict, the board of directors of that fund would determine what action, if any, should be taken in response to the conflict. In addition, if Union Central believes that the fund's response to any such conflicts insufficiently protects owners, it will take appropriate action on its own, which may include withdrawing the separate account's investment in that fund. (See the prospectuses for the portfolios for more detail.)
A I M Advisors, Inc., the investment adviser to the AIM Fund; Fred Alger Management, Inc., the investment adviser to the Alger American Fund; American Century Investment Management, Inc., the investment adviser to the American Fund; Massachusetts Financial Services Company, the investment adviser to the MFS Fund; Neuberger Berman Management, Inc., the investment adviser to the Neuberger Berman Fund; OppenheimerFunds, Inc., the investment adviser to The Oppenheimer Fund; J. & W. Seligman & Co. Incorporated, the investment adviser to the Seligman Fund; and Zurich Scudder Investments, Inc., the investment adviser to the Scudder Fund, have agreed to compensate Union Central for the performance of certain administrative and other services. This compensation, which may be significant, is based on the assets of the, the AIM Fund, the Alger American Fund, the American Fund, the MFS Fund, the Neuberger Berman Fund, the Oppenheimer Fund, the Seligman Fund, and the Scudder Fund, respectively, that are attributable to the policies. Union Central's affiliated broker-dealer, Carillon Investments, Inc., the principal underwriter for the policies, will receive from Franklin Templeton Distributors, Inc., the principal underwriter for the Franklin Templeton Fund, and Seligman Advisers, Inc., the principal underwriter for the Seligman Fund, 12b-1 fees assessed against shares of the Templeton International Securities Fund Class 2 and the Class 2 shares of the Seligman Communication and Information and Small-Cap Value Portfolios attributable to the policies as compensation for providing certain distribution and other services.
Union Central offers another variable life insurance policy which also invests in the portfolios. This policy may have charges that could affect the value of the subaccounts and may offer different benefits more suited to your needs. To obtain more information about this policy, contact your agent or call Union Central at 1-800-999-1840.

              PREMIUM PAYMENTS AND ALLOCATIONS
---------------------------------------------------------------
(this next paragraph is encased in a box)
In the sections that follow, we use the following special terms:

policy date -  the date from which policy months, years and
               anniversaries are measured
issue date -   the date from which the suicide and contestable
               periods start.
annual date -  the same day in each policy year as the policy date.
monthly date - the same day as the policy date for each
               succeeding month.
policy month - Each one-month period beginning with a monthly date and ending the day before the next monthly date.
policy year -  Each period of twelve months starting on the
               policy date and ending the day before the first annual date, or any following year starting on an annual date and ending the day before the next annual date.

Applying for a Policy
We designed the policies for business ownership when the insured persons share a common employment or business relationship. We generally require annual planned premium payments equal to $50,000 or more if this policy is purchased other than on a common employment basis. The policy may be owned individually or by a corporation, trust, association or similar entity. You may use the policy for such purposes as informally funding non-qualified executive deferred compensation, salary continuation plans, retiree medical benefits or other purposes. To purchase a policy, you must complete an application and submit it through an authorized Union Central agent. There is no minimum initial premium payment. Your policy coverage will become effective on the policy date. If an initial premium payment is submitted with the application, then the policy date is generally the date of approval of your application. If the application is not accompanied by an initial premium payment, then the policy date will generally be two weeks after the date that your application is approved.
As provided for under state insurance law, the owner, to preserve insurance age, may be permitted to backdate the policy. In no case may the policy date be more than six months prior to the date the application was completed. We deduct charges for the monthly deduction for the backdated period on the issue date. Temporary life insurance coverage may be provided prior to the policy date under the terms of a temporary insurance agreement. In accordance with Union Central's underwriting rules, temporary life insurance coverage may not exceed $500,000 and will not remain in effect for more than sixty (60) days.
We require satisfactory evidence of the insured's insurability, which may include a medical examination of the insured. The available issue ages are 0 through 75. Age is determined on the insured's age as of the birthday nearest the policy date. The minimum specified amount is $50,000. Acceptance of an application depends on Union Central's underwriting rules, which may include underwriting on a guaranteed issue or simplified issue basis, and we reserve the right to reject an application for any reason.
As the owner of the policy, you exercise all rights provided under the policy. The insured is the owner, unless a different owner is named in the application. The owner may by notice name a contingent owner or a new owner while the insured is living. If more than one person is named as owner, they are joint owners. Unless provided otherwise, in the event of a joint owner's death, ownership passes to the surviving joint owner. Unless a contingent owner has been named, on the death of the last surviving owner, ownership of the policy passes to the estate of the last surviving owner, who will become the owner if the owner(s) die. You may change the owner before the insured's death by notice satisfactory to us. A change in owner may have tax consequences. See "Tax Considerations," page 44.
Purchase of the Policy for Specialized Purposes
The policy provides a death benefit and an accumulation of account value. It can be used for various individual and business planning purposes. Purchasing the policy for such purposes entails certain risks. For example, if the investment performance of the subaccounts to which account value is allocated is poorer than anticipated, or if sufficient premiums are not paid or account value maintained, the policy may lapse or may not accumulate sufficient account value to fund the purpose for which the policy was purchased. Loans and partial cash surrenders may significantly affect current and future account value, cash surrender value, and death benefit proceeds. Depending upon subaccount investment performance and the amount of loans and partial cash surrenders, the policy may lapse. Because the policy is designed to provide benefits on a long-term basis, before purchasing a policy for a specialized purpose, you should consider whether the long-term nature of the policy and the impact of loans and partial cash surrenders is consistent with the purpose for which it is being considered. Using a policy for a specialized purpose may have tax consequences. (See "Tax Considerations.")
Also, this policy may be used with certain tax-qualified retirement plans. The policy includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax deferral benefits; the purchase of the policy does not provide additional tax deferral benefits beyond those provided in the qualified plan. Accordingly, if you are purchasing this policy through a qualified plan, you should consider purchasing this policy for its death benefit and other non-tax related benefits. Please consult a tax advisor for information specific to your circumstances to determine whether the policy is an appropriate investment for you.
Free Look Right to Cancel the Policy
You may cancel your policy for a refund during your "free-look" period. This period expires 20 days after you receive your policy, 45 days after your application is signed, or 10 days after Union Central mails or delivers a cancellation notice, whichever is latest. (A longer period may apply to policies issued in certain states.) If you decide to cancel the policy, you must return it by mail or delivery to the home office or to the authorized Union Central agent who sold it. Immediately after mailing or delivery, the policy will be deemed void from the beginning. Within seven calendar days after Union Central receives the returned policy, Union Central will refund the greater of any premiums paid, less any partial cash surrenders, or account value unless otherwise required by state law.
Premiums
Planned periodic premiums. When applying for a policy, you select a plan for paying level premium payments at specified intervals, e.g., quarterly, semi-annually or annually, for the duration of the policy. If you elect, Union Central will also arrange for payment of planned period premiums on a monthly basis under a pre-authorized payment arrangement. You are not required to pay premium payments in accordance with these plans; rather, you can pay more or less than planned or skip a planned periodic premium entirely. (See, however, "Premium Payments to Prevent Lapse," page 16.) Currently, there is no minimum amount for each premium. Union Central may establish a minimum amount 90 days after we send the owner a written notice of such increase. Subject to the limits described below, you can change the amount and frequency of planned periodic premiums whenever you want by sending notice to the home office. However, Union Central reserves the right to limit the amount of a premium payment or the total premium payments paid.
Unless otherwise requested, you will be sent reminder notices for planned periodic premiums. Reminder notices will not be sent if you have arranged to pay planned periodic premiums by pre-authorized payment arrangement.
Additional Unscheduled Premiums. Additional unscheduled premium payments can be made at any time while the policy is in force. Union Central has the right to limit the number and amount of such premium payments.
Limitations on Premium Payments. When you apply for the policy, you will choose one of two alternative tests to evaluate whether your policy qualifies as a life insurance contract under the Internal Revenue Code. If you choose the guideline premium test, total premium payments paid in a policy year may not exceed guideline premium payment limitations for life insurance set forth in the Internal Revenue Code. Union Central will promptly refund any portion of any premium payment that is determined to be in excess of the premium payment limit established by law to qualify a policy as a contract for life insurance. If you choose the cash value accumulation test, there are no limits on the amount of premium you can pay in a policy year, so long as the death benefit is large enough compared to the account value to meet the test requirements. Once chosen, you cannot change your choice later. Because you cannot change your choice once you have made it, you should consult counsel or another competent tax adviser before making your choice as to the consequences of each test. The payment of premiums may cause a policy to be a modified endowment contract under the Internal Revenue Code.
If you select the cash value accumulation test, you can generally make a higher amount of premium payments for any given specified amount and a higher death benefit may result in the long term. If cash value growth in early policy years is your primary objective, the cash value accumulation test may be an appropriate choice because it allows you to invest more premiums in the policy for each dollar of death benefit. If cash value growth in later policy years is your primary objective, the guideline premium test may be the appropriate choice because it requires a lower death benefit, and therefore lower cost of insurance charges, once the policy's death benefit is subject to increases required by the Internal Revenue Code.
If you select one of the two enhanced death benefit options, the nine-year or fifteen-year corridor, the death benefits on the life of the insured person centered on attained age 85 could potentially be a greater percentage of the account value than with the standard corridor for the chosen tax test. The death benefit amounts at those ages will only be affected if the account values have reached levels that would force the death benefit amounts to be increased. At ages under 78 and over 92, the enhanced and standard corridor factors are equal. If the enhanced factors result in an increased death benefit, there will be higher cost of insurance charges to provide the increased coverage. If the account values never reach the required levels, the enhanced and standard options will result in the same death benefit. The maximum limits on premium payments for any given specified amount do not change due to your choice of enhanced corridor or standard corridor factors. If death benefit protection at policy ages 78 through 92 is an important factor to you, the enhanced corridor for the tax test chosen may be the appropriate choice.
The payment of premiums may cause a policy to be a modified endowment contract under the Internal Revenue Code. We have established procedures for monitoring premium payments and making efforts to notify you on a timely basis if your policy is in jeopardy of becoming a modified endowment contract as a result of premium payments. See "Tax Considerations," page 44.
Union Central reserves the right to reject any requested increase in planned periodic premiums, or any unscheduled premium. We also reserve the right to require satisfactory evidence of insurability prior to accepting any premium which increases the risk amount of the policy. See "Net Premium Allocations," page 17.
No premium payment will be accepted after the insured's 100th birthday (the "maturity date").
Premium payments must be made by check payable to The Union Central Insurance Company or by any other method that Union Central deems acceptable. The owner may specify that a specific unscheduled premium payment is to be applied as a repayment of policy debt, if any.
Premium payments after the initial premium payment must be made to the home office.
Minimum Guaranteed Period. Union Central guarantees that a policy will remain in force during the minimum guaranteed period, regardless of the sufficiency of the cash surrender value, if the sum of the premiums paid to date, less any partial cash surrenders and policy debt, equals or exceeds the minimum monthly premium (shown in the policy) multiplied by the number of complete policy months since the policy date, including the current policy month. The minimum guaranteed period is three years following the policy date.
The minimum monthly premium is calculated for each policy based on the age, sex and rate class of the insured, the requested specified amount and any supplemental and/or rider benefits. The minimum monthly premium may change due to changes made during a minimum guaranteed period to the specified amount, the death benefit option, ratings, and supplemental and/or rider benefits. Union Central will notify you of any increase in the minimum monthly premium.
An extended minimum guaranteed period may be available under a Guaranteed Death Benefit Rider. See "Supplemental and/or Rider Benefits," page 42.
Premium Payments Upon Increase in Specified Amount. Depending on the account value at the time of an increase in the specified amount and the amount of the increase requested, an additional premium payment may be necessary or a change in the amount of planned periodic premiums may be advisable. See "Changes in Specified Amount," page 28. In the event that you increase the specified amount, you should contact your Union Central agent to assist you in determining if additional premium payments are necessary or appropriate.
Premium Payments to Prevent Lapse. Failure to pay planned periodic premiums will not necessarily cause a policy to lapse. Conversely, paying all planned periodic premiums will not necessarily guarantee that a policy will not lapse (except when the minimum guaranteed period is in effect). Rather, whether a policy lapses depends on whether its cash surrender value is sufficient to cover the monthly deduction (see page 21) when due. If the cash surrender value on a monthly date is less than the amount of the monthly deduction to be deducted on that date and the minimum guaranteed period is not in effect, the policy will be in default and a grace period will begin. This could happen if investment experience has been sufficiently unfavorable that it has resulted in a decrease in cash surrender value or the cash surrender value has decreased because you have not paid sufficient premium payments to offset the monthly deduction. Grace Period. If your policy goes into default, you will be allowed a 61-day grace period to pay a premium payment sufficient to cover the monthly deductions due during the grace period. Union Central will send notice of the amount required to be paid during the grace period ("grace period premium payment") to your last known address and the address of any assignee of record. The grace period will begin when the notice is sent. Your policy will remain in effect during the grace period. If the insured should die during the grace period and before the grace period premium payment is paid, the death benefit proceeds will still be payable to the beneficiary, although the amount paid will reflect a reduction for the monthly deductions due on or before the date of the insured's death (and for any policy debt). See "Amount of Death Benefit Proceeds," page 26. If the grace period premium payment has not been paid before the grace period ends, your policy will lapse. It will have no value and no benefits will be payable. See "Reinstatement," page 42.
A grace period also may begin if policy debt becomes excessive. See "Loan Repayment; Effect if Not Repaid," page 30.
Net Premium Allocations
In the application, you specify the percentage of a net premium to be allocated to each subdivision and to the guaranteed account. This allocation must comply with the allocation rules described below. Net premiums will generally be allocated to the subdivisions and to the guaranteed account on the valuation date that Union Central receives them in accordance with the allocations specified in the application or subsequent notice. Union Central will allocate all net premiums received before the end of the "free look" period (including the initial net premium) to the subdivision invested in the Scudder VSI Money Market Portfolio. After the end of the "free look" period, the account value will be allocated to the subdivisions and to the guaranteed account based on the premium payment allocation percentages in the application. See "Determining the Account Value," page 25. For this purpose, the end of the "free look" period is deemed to be 25 days after the date the policy is issued and mailed to your agent for delivery.
The net premium allocation percentages specified in the application will apply to subsequent premium payments until you change the percentages. You can change the allocation percentages at any time, subject to the rules below, by providing notice to the home office, in a form acceptable to Union Central. The change will apply to all premium payments received with or after receipt of your notice.
Allocation Rules. The minimum allocation percentage you may specify for a subdivision or the guaranteed account is 5%, and your allocation percentages must be whole numbers. The sum of your allocations must equal 100%. Union Central reserves the right to limit the number of subdivisions to which account value may be allocated.
Crediting Net Premiums
The initial net premium will be credited to the policy on the policy date, or, if later, the date we receive the initial premium payment. For backdated policies, the initial net premium will be credited on the issue date. Planned periodic premiums and unscheduled premiums that are not underwritten will be credited to the policy and the net premiums will be invested as requested on the valuation date they are received by the home office. However, any premium payment that is underwritten will be allocated to the subdivision corresponding to the Scudder VSI Money Market Portfolio until underwriting has been completed and the premium payment has been accepted. When accepted, the account value allocated to the subdivision corresponding to the Scudder VSI Money Market Portfolio and attributable to the resulting net premium will be credited to the policy and allocated in accordance with your instructions. If an additional premium payment is rejected, Union Central will return the premium payment promptly, without any adjustment for investment experience.
Transfer Privilege
After the free-look period and prior to the maturity date, you may transfer all or part of your account value from subdivisions investing in one portfolio to other subdivision(s) or to the guaranteed account, or transfer a part of an amount in the guaranteed account to the subdivision(s), subject to the following restrictions. The minimum transfer amount is the lesser of $100 or the entire amount in that subdivision or the guaranteed account. A transfer request that would reduce the amount in a subdivision or the guaranteed account below $25 will be treated as a transfer request for the entire amount in that subdivision or the guaranteed account. With the exception of the Conversion Right described below, we reserve the right to limit the number or frequency of transfers permitted in the future.
We will make the transfer as of the end of the valuation period during which we receive notice requesting such transfer. Currently, there is no limit on the number of transfers that can be made between subdivisions or to the guaranteed account. However, transfers from the guaranteed account during any policy year are limited to an amount equal to 20% of the account value in the guaranteed account on the annual date at the beginning of such policy year. (See "Transfers from Guaranteed Account," page 20 for restrictions). Currently, we assess a transfer charge equal to $10 for each transfer during a policy year in excess of the first twelve transfers. (We reserve the right to decrease or eliminate the number of free transfers; in addition, the transfer charge may be increased, but is guaranteed not to exceed $15 per transfer.) The transfer charge will be deducted from the subdivisions or the guaranteed account from which the requested transfer is being made, on a pro-rata basis.
Telephone Transfers. Owners are eligible to effect transfers pursuant to telephone instructions unless they elect out of the option by writing us. We reserve the right to suspend telephone transfer privileges at any time, for any reason, if we deem such suspension to be in the best interests of owners.
We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if we follow those procedures we will not be liable for any losses due to unauthorized or fraudulent instructions. We may be liable for such losses if we do not follow those reasonable procedures. The procedures we will follow for telephone transfers include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone.
Telephone transfers may not always be available. Telephone systems, whether yours, your service provider's or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your transfer request in writing.
Conversion Right. During the first twenty-four policy months following the issue date, and within sixty days of the later of notification of a change in the investment policy of the separate account or the effective date of such change, you may exercise a one-time Conversion Right. You may do so by requesting in writing that all or a portion of the variable account be transferred to the guaranteed account. Exercise of the Conversion Right is not subject to the transfer charge. Following the exercise of the Conversion Right, net premiums may not be allocated to the subdivisions of the variable account, and transfers of account value to the subdivisions will not be permitted. The other terms and conditions of the policy will continue to apply.
Excessive Trading. Your policy is a long-term investment and is not designed for professional market timing organizations or other entities using programmed or frequent transfers. When thinking about a transfer of contract value, you should consider the risk involved that transfers based on short-term expectations may be made at an inopportune time. Because excessive trading can disrupt investment portfolio management strategies and increase portfolio expenses, we limit excessive trading practices.
To minimize harm to the portfolios and other policyowners, in addition to any restrictions or rights reserved in the current portfolio prospectuses that accompany this prospectus, we reserve the right to:

* limit the number, frequency, method or amount of transfers;

* reject any transfer from any owner we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to a portfolio;

* delay any transfer request for up to seven days; or

* limit the portfolios into which transfers may be made.

Dollar Cost Averaging Plan

The Dollar Cost Averaging Plan, if elected, enables you to transfer systematically and automatically, on a monthly, quarterly, semi-annual, or annual basis, specified dollar amounts from a subdivision you specify to other subdivisions or to the guaranteed account. (Dollar Cost Averaging Plan transfers may not be made from the guaranteed account.) By allocating on a regularly scheduled basis, as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. However, we make no guarantee that the Dollar Cost Averaging Plan will result in a profit.
You specify the amount to be transferred automatically; you can specify either a fixed dollar amount, or a percentage of the account value in the subdivision from which transfers will be made. At the time that you elect the Dollar Cost Averaging Plan, the account value in the subdivision from which transfers will be made must be at least $2,000. The required amounts may be allocated to the subdivision through initial or subsequent net premiums or by transferring amounts into the subdivision from the other subdivisions or from the guaranteed account (which may be subject to certain restrictions).
You may elect this plan at the time of application by completing the authorization on the application or at any time after the policy is issued by properly completing the election form and returning it to us. Dollar Cost Averaging Plan transfers may not commence until the end of the free-look period.
Once elected, transfers from the subdivision will be processed until the number of designated transfers have been completed, or the value of the subdivision is completely depleted, or you send us notice instructing us to cancel the transfers.
Currently, transfers made under the Dollar Cost Averaging Plan will not be subject to any transfer charge and will not count against the number of free transfers permitted in a policy year. We reserve the right to impose a $15 transfer charge for each transfer effected under a Dollar Cost Averaging Plan. We also reserve the right to alter the terms or suspend or eliminate the availability of the Dollar Cost Averaging Plan at any time. Portfolio Rebalancing Plan
You may elect to have the accumulated balance of each subdivision periodically redistributed (or "rebalanced") to equal the allocation percentages you have specified in the election form. This rebalancing may be done on a quarterly, semi-annual, or annual basis.
You may elect the Portfolio Rebalancing Plan at the time of application by completing the authorization on the application or at any time after the policy is issued by properly completing the election form and returning it to us. Portfolio Rebalancing Plan transfers may not commence until the end of the free-look period. Transfers pursuant to the Portfolio Rebalancing Plan will continue until you send us notice terminating the plan, or the policy terminates. THE PORTFOLIO REBALANCING PLAN CANNOT BE ELECTED IF EITHER A DOLLAR COST AVERAGING PLAN OR AN EARNINGS SWEEP PLAN IS IN EFFECT.
Currently, transfers made under the Portfolio Rebalancing Plan will not be subject to any transfer charge and will not count against the number of free transfers permitted in a policy year. We reserve the right to impose a $15 transfer charge for each transfer effected under the plan. We also reserve the right to alter the terms or suspend or eliminate the availability of the Portfolio Rebalancing Plan at any time.
Earnings Sweep Plan
You may elect to have the accumulated earnings of one or more specified subdivisions or the interest credited to the guaranteed account periodically transferred (or "swept") into specified subdivisions or the guaranteed account. The sweep may be done on a quarterly, semi-annual, or annual basis.
You may elect the Earnings Sweep Plan at the time of application by completing the authorization on the application or at any time after the policy is issued by properly completing the election form and returning it to us. Earnings Sweep Plan transfers may not commence until the end of the free-look period. Transfers pursuant to the Earnings Sweep Plan will continue until you send us notice terminating the plan, or the policy terminates. Currently, transfers made under the Earnings Sweep Plan will not be subject to any transfer charge and will not count against the number of free transfers permitted in a policy year. We reserve the right to impose a $15 transfer charge for each transfer effected under the plan. We also reserve the right to alter the terms or suspend or eliminate the availability of the Earnings Sweep Plan at any time.

                        GUARANTEED ACCOUNT
---------------------------------------------------------------
BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE GUARANTEED ACCOUNT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 NOR HAS THE GUARANTEED ACCOUNT BEEN REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940. ACCORDINGLY, NEITHER THE GUARANTEED ACCOUNT NOR ANY INTERESTS THEREIN ARE SUBJECT TO THE PROVISIONS OF THESE ACTS AND, AS A RESULT, THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE GUARANTEED ACCOUNT. THE DISCLOSURE REGARDING THE GUARANTEED ACCOUNT MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES. You may allocate some or all of your net premiums and transfer some or all of the variable account to the guaranteed account, which is part of our general account and pays interest at declared rates (subject to a minimum interest rate we guarantee to be at least 4%). The principal, after deductions, is also guaranteed. Our general account assets support our insurance and annuity obligations.
The portion of the account value allocated to the guaranteed account will be credited with interest, as described below. Since the guaranteed account is part of our general account, we assume the risk of investment gain or loss on this amount. All assets in the general account are subject to our general liabilities from business operations.
Minimum Guaranteed and Current Interest Rates
The guaranteed account is guaranteed to accumulate at a minimum effective annual interest rate of 4%. We may credit the guaranteed account with current rates in excess of the minimum guarantee, but we are not obligated to do so. These current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates. Since we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations to and from the guaranteed account will be credited with different current interest rates, based upon the date amounts are allocated into the guaranteed account. We may change the interest rate credited to new deposits at any time. Any interest credited on the amounts in the guaranteed account in excess of the minimum guaranteed rate of 4% per year will be determined in our sole discretion. You assume the risk that interest credited may not exceed the guaranteed rate.
Amounts deducted from the guaranteed account for the monthly deduction, partial cash surrenders, transfers to the subdivisions, or charges are currently, for the purpose of crediting interest, accounted for on a last-in, first-out ("LIFO") method. We reserve the right to change the method of crediting from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 4% per annum.
Calculation of Guaranteed Account Value
The guaranteed account at any time is equal to net premiums allocated or account value transferred to it, plus interest credited to it, minus amounts deducted, transferred, or surrendered from it.
Transfers from the Guaranteed Account
The amount transferred from the guaranteed account may not exceed 20% of the guaranteed account on the annual date immediately preceding the date of the transfer, unless the balance after the transfer is less than $25, in which case we will transfer the entire amount.
Payment Deferral from the Guaranteed Account
We reserve the right to defer payment of any partial cash surrender, full surrender, or transfer from the guaranteed account for up to six months from the date of receipt of the notice for the partial or full surrender or transfer. Where required by state law, we will pay interest during the deferral period. However, we will not defer payment of any amounts needed to pay premiums on other policies in force with us.

                     CHARGES AND DEDUCTIONS
-------------------------------------------------------------

Union Central deducts the charges described below to cover costs and expenses, services provided, and risks assumed under the policies. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular policy. For example, the sales charge and sales surrender charge may not fully cover all of the sales and distribution expenses actually incurred by Union Central, and proceeds from other charges, including the cost of insurance charge and the mortality and expense risk charge, may be used in part to cover such expenses. Union Central may profit from policy charges.

Premium Expense Charge
A sales charge is deducted from each premium payment. This charge is equal to 2% of premiums paid. We reserve the right to increase the sales charge up to an amount equal to 4% of premiums paid during the first ten policy years; the charge is guaranteed to be no more than 2% thereafter. The sales charge is intended to partially reimburse Union Central for some of the expenses incurred in the distribution of the policies. See "Daily Mortality and Expense Risk Charge," page 22, and "Cost of Insurance Charge," shown below.
A 2% charge for state and local premium taxes and expenses is also deducted from each premium payment. We reserve the right to increase the premium tax charge to 2.50% per year. The state and local premium tax charge reimburses Union Central for premium taxes associated with the policies and related administrative costs. The stated premium tax rates in the jurisdictions in which Union Central does business range from 0.75% to 4.00%, and the jurisdiction in which a policy is issued may impose no premium tax, or a premium tax higher or lower than the charge deducted under the policies.
If you make premium payments, either planned or unscheduled, equal to or greater than one million dollars during the first policy year, your policy may qualify for reduced premium expense charges. If during the first policy year, you actually make less than one million dollars in premium payments, or you make withdrawals or surrenders from the policy to the extent that less than one million dollars of premium remains in the policy on its first policy anniversary, we reserve the right to increase the first year's premium expense charges to the standard premium expense charge on all premium received during the first policy year, as though those standard charges were made at the time the premium payments were made. This chargeback will not occur if the reduction below one million dollars at the first policy anniversary is due to unfavorable investment performance. Before you deposit premium payments into your policy in order to qualify for the reduced premium expense charges, please read "Tax Considerations", page 44, concerning the treatment of heavily-funded life insurance policies.
Monthly Deduction
On each monthly date, Union Central will deduct from the account value the monthly deductions due, commencing as of the policy date. Your policy date is the date used to determine your monthly date. The monthly deduction consists of (1) cost of insurance charges ("cost of insurance charge"), (2) the monthly administrative charge (the "administrative charge"), and (3) any charges for supplemental and/or rider benefits ("supplemental and/or rider benefit charges"), as described below. The monthly deduction is deducted from the subdivisions and from the guaranteed account pro rata on the basis of the portion of account value in each, unless you choose to have the monthly deduction taken only from certain subdivisions by using the Monthly Deduction Endorsement.
The Monthly Deduction Endorsement provides the owner the option of designating from which subdivisions the monthly deductions will be taken. If the subdivisions chosen by the owner do not have sufficient funds, the monthly deduction is made against the account value in each subdivision of the variable account and the guaranteed account in proportion to the total amounts in those subdivisions. This endorsement can be added at any time at no cost, and the owner can change the designated subdivisions upon written notice to us.
Cost of Insurance Charge. This charge compensates Union Central for the expense of providing insurance coverage. The charge depends on a number of variables and therefore will vary from policy to policy and from monthly date to monthly date. For any policy, the cost of insurance on a monthly date is calculated by multiplying the current cost of insurance rate for the insured by the risk amount under the policy for that monthly date.
The risk amount for a monthly date is the difference between the death benefit (see page 26) for a policy (as adjusted to take into account assumed monthly earnings at an annual rate of 4%) and the account value, as calculated on that monthly date less any monthly deduction due on that date (except the cost of insurance). You may elect either or both the Accounting Benefit Rider and the Annual Renewable Term Rider to supplement your insurance coverage under the policy. Election of either or both riders will affect the cost of insurance charge under the policy. (See "Initial Specified Amount and Death Benefit Option," page
27). During the early years of the policy, the Accounting Benefits Rider will provide lower current cost of insurance rates than available under the base policy. The Annual Renewable Term Rider will provide lower current cost of insurance rates in all policy years. Use of the riders can lower the cost of insurance charge you would otherwise pay for a given amount of insurance coverage.
The current cost of insurance rate for a policy is based on the age at issue, sex and rate class of the insured and on the policy year, and therefore varies from time to time. Different current cost of insurance rates apply to policies with a specified amount under $250,000 than to policies with a specified amount of $250,000 or more and, in general, policies with a specified amount of $250,000 or more may have lower current cost of insurance rates. Union Central currently places insureds in the following rate classes, based on underwriting: Standard Tobacco (ages 0-75), Standard Nontobacco (ages 20-75), Preferred (ages 20-70), or Preferred Plus (ages 20-70). The Preferred and Preferred Plus rate classes are only available under policies with initial specified amounts of $100,000 or more. We also may place an insured in a substandard rate class, which involves a higher mortality risk than the standard tobacco or standard nontobacco classes.
Union Central will determine a cost of insurance rate for increases in coverage based on the age of the insured at the time of the increase. The following rules will apply for purposes of determining the risk amount for each rate.
Union Central places the insured in a rate class when the policy is issued, based on Union Central's underwriting of the application. This original rate class applies to the initial specified amount. When an increase in specified amount is requested, Union Central conducts underwriting before approving the increase (except as noted below) to determine whether a different rate class will apply to the increase. If the rate class for the increase has lower cost of insurance rates than the original rate class, then the rate class for the increase will also be applied to the initial specified amount. If the rate class for the increase has higher cost of insurance rates than the original rate class, the rate class for the increase will apply only to the increase in specified amount, and the original rate class will continue to apply to the initial specified amount.
Union Central does not conduct underwriting for an increase in specified amount if the increase is requested by exercising an option to increase the specified amount automatically, without underwriting. See "Supplemental and/or Rider Benefits," page 42. In such case, the insured's rate class for an increase will be the class in effect when the guaranteed option rider was issued. For purposes of determining the risk amount associated with a specified amount, we will attribute the account value solely to the initial specified amount unless the account value exceeds the initial specified amount. If the account value exceeds the initial specified amount, the excess will be considered attributable to the increases in specified amount in the order of the increases. If there is a decrease in specified amount after an increase, a decrease is applied first to decrease any prior increases in specified amount, starting with the most recent increase and then each prior increase.
Union Central guarantees that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the policies. The guaranteed rates for standard classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of or additives to the 1980 CSO Tables.
Union Central's current cost of insurance rates may be less than the guaranteed rates that are set forth in the policy. Current cost of insurance rates will be determined based on Union Central's expectations as to future mortality, investment earnings, expenses, taxes, and persistency experience. These rates may change from time to time.
Cost of insurance rates (whether guaranteed or current) for an insured in a standard nontobacco class are equal to or lower than guaranteed rates for an insured of the same age and sex in a standard tobacco class. Cost of insurance rates (whether guaranteed or current) for an insured in a standard nontobacco or tobacco class are generally lower than guaranteed rates for an insured of the same age and sex and tobacco status in a substandard class.
   Legal Considerations Relating to Sex-Distinct Premium
   Payments and Benefits. Mortality tables for the policies generally distinguish between males and females. Thus, premium payments and benefits under policies covering males and females of the same age will generally differ.

   Union Central does, however, also offer policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a policy should consult with their legal advisors to determine whether purchase of a policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, Union Central may offer policies with unisex mortality tables to such prospective purchasers.

Monthly Administrative Charge. Union Central deducts a monthly administrative charge from the account value on each monthly date. The administrative charge is currently equal to $5 per month. We reserve the right to increase the administrative charge during the first policy year up to $25 per month, and after the first policy year up to $10 per month. The administrative charge is guaranteed not to exceed $25 per month during the first policy year and $10 per month thereafter.
The monthly administrative charge reimburses Union Central for expenses incurred in the administration of the policies and the separate account. Such expenses include but are not limited to: confirmations, annual reports and account statements, maintenance of policy records, maintenance of separate account records, administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees, the costs of other services necessary for owner servicing and accounting, valuation, regulatory and updating requirements.
Should the guaranteed charges prove to be insufficient, we will not increase the charges above such guaranteed levels. Supplemental and/or Rider Benefit Charges. See "Supplemental and/or Rider Benefits," page 42. See also page 27, "Initial Specified Amount and Death Benefit Option" regarding the charges associated with the Accounting Benefit Rider.
Daily Mortality and Expense Risk Charge
Union Central deducts a daily charge from assets in the separate account attributable to the policies. This charge does not apply to guaranteed account assets attributable to the policies. During the first ten policy years, the charge is equal on an annual basis to 0.75% of assets. Thereafter, the charge is equal on an annual basis to 0.25% of assets. These rates are guaranteed not to increase for the duration of a policy. Union Central may realize a profit from this charge. Although Union Central does not believe that it is possible to allocate this charge to different risks, Union Central feels that a reasonable estimate is that during the first ten policy years, 0.30% of this charge is allocable to mortality risk, and 0.45% to expense risk; and thereafter, 0.10% of this charge is allocable to mortality risk, and 0.15% to expense risk.
The mortality risk Union Central assumes is that the insureds on the policies may die sooner than anticipated and therefore Union Central will pay an aggregate amount of death benefits greater than anticipated. The expense risk Union Central assumes is that expenses incurred in issuing and administering the policies and the separate account will exceed the amounts realized from the administrative charges assessed against the policies.
Transfer Charge
We currently assess a transfer charge of $10 for each transfer made during a policy year after the first twelve transfers. We reserve the right to decrease or eliminate the number of free transfers; in addition the transfer charge may be increased, but is guaranteed not to exceed $15 per transfer. We will deduct the transfer charge from the remaining account value in the subdivisions or the guaranteed account from which the transfer is being made on a pro rata basis. We do not expect a profit from this charge.
Surrender Charge
If a policy is completely surrendered or lapses, Union Central may deduct a surrender charge from the account value. The surrender charge includes a sales surrender charge and an administrative surrender charge. The maximum surrender charge is set forth in your policy. There is no additional sales surrender charge applicable to increases in specified amount. However, if the policy is completely surrendered following an increase in base specified amount, an additional administrative surrender charge may apply, as described below.
Any surrender charge deducted upon lapse is credited back to the policy's account value upon reinstatement. The surrender charge on the date of reinstatement will be the same as it was on the date of lapse. For purposes of determining the surrender charge on any date after reinstatement, the period the policy was lapsed will not count.
Sales Surrender Charge. A sales surrender charge is deducted if the policy is surrendered or lapses during the first fifteen policy years following the policy date. The maximum sales surrender charge is 26% of the premiums paid up to a sales surrender premium shown in the policy. The maximum amount shown in the policy is based on the age at issue, sex, specified amount, death benefit option, and rate class applicable to the insured. Increases in the policy's specified amount will not affect the amount of the sales surrender premium, or the amount of the maximum sales surrender charge. Decreases in the policy's specified amount may reduce the sales surrender premium if the decrease is effective prior to the payment of cumulative premiums in an amount equal to the initial sales surrender premium shown in the policy. We will notify you of any reduction in the sales surrender premium, and the amount of the maximum sales surrender charge, at the time of any decrease in specified amount that causes such reductions.
The greatest sales surrender charge applicable to a portion of account value is paid if you lapse or surrender in policy years one through five. The maximum sales surrender charge in these years equals 26% of actual premiums paid up to the sales surrender premium shown in the policy. After the fifth policy year, the maximum sales surrender charge percentage declines on a monthly basis in level increments until it reaches 0% at the end of the fifteenth policy year, as shown in the following table.

                   END OF      SALES SURRENDER
                POLICY YEAR   CHARGE PERCENTAGE
                -----------   -----------------
                    1-5              26%
                      6            23.4%
                      7            20.8%
                      8            18.2%
                      9            15.6%
                     10            13.0%
                     11            10.4%
                     12             7.8%
                     13             5.2%
                     14             2.6%
                     15               0%

The purpose of the sales surrender charge is to reimburse Union Central for some of the expenses incurred in the distribution of the policies. The sales surrender charge may be insufficient to recover distribution expenses related to the sale of the policies. See "Daily Mortality and Expense Risk Charge," page 22, and "Cost of Insurance Charge," page 21.
Administrative Surrender Charge. An administrative surrender charge is deducted if the policy is surrendered or lapses during the first fifteen policy years following the policy date or any increase in base specified amount (see "Surrender Charge" above). The administrative surrender charge is equal to an amount per $1000 of base specified amount, and depends upon the age of the insured at the time that the base specified amount to which it applies was issued, and the policy year in which the charge is imposed. For issue ages 30 to 39, the amount per $1000 is $3.50 during policy years 1 through 5; for issue ages 40 to 49, the amount per $1000 is $4.50 during policy years 1 through 5; for issue ages 50 to 59, the amount per $1000 is $5.50 during policy years 1 through 5; and for issue ages 60 to 69, the amount per $1000 is $6.50 during policy years 1 through 5. The charge declines monthly after the end of the fifth policy year to zero at the end of policy year fifteen. Applicable administrative surrender charge rates, which increase with issue age, are set forth in full in the policy.
If the base specified amount is increased, the increase is subject to a new administrative surrender charge. This charge is imposed if the policy is surrendered or lapses within fifteen policy years from the effective date of the increase, and is in addition to any sales surrender charge or administrative surrender charge that may be applicable if the policy is surrendered or lapses within fifteen policy years after the policy date.
The administrative surrender charge partially covers the administrative costs of processing surrenders, lapses, and increases and reductions in base specified amount, as well as legal, actuarial, systems, mailing, and other overhead costs connected with Union Central's variable life insurance operations.
Fund Expenses
The value of the net assets of each subaccount reflects the management fees and other expenses incurred by the corresponding portfolio in which the subaccount invests. The investment advisers earn management fees for the services they provide in managing the portfolios. See the prospectuses for the portfolios. The fee table appears on page 7.
Cost of Additional Benefits Provided by Riders
The cost of additional benefits provided by riders is part of the monthly deduction and is charged to the account value on the monthly date. See "Supplemental and/or Rider Benefits," page 42. Income Tax Charge
Union Central does not currently assess any charge for income taxes incurred as a result of the operations of the subaccounts of the separate account. We reserve the right, however, to assess a charge for such taxes against the subaccounts if we determine that such taxes will be incurred.
Special Arrangements
Where permitted by state regulation, Union Central may reduce or waive the sales charge component of the premium expense charge; the monthly administrative charge; and/or the surrender charge, under policies purchased by (i) directors, officers, current or retired employees ("employees"), or agents of Union Central, or affiliates thereof, or their spouses or dependents; (ii) directors, officers, employees, or agents of broker-dealers that have entered into selling agreements with Carillon Investments, Inc. relating to the policies, or their spouses or dependents; or
(iii) directors, officers, employees, or affiliates of the portfolios or investment advisers or sub-advisers or distributors thereof, or their spouses or dependents. In addition, in the future, Union Central may reduce or waive the sales charge component of the premium expense charge, and/or the surrender charge if a policy is purchased by the owner of another policy issued by Union Central, and/or through transfer or exchange from a life insurance policy issued by Union Central, each in accordance with rules established by Union Central and applied on a uniform basis. Reductions or waivers of the sales charge component of the premium expense charge, the monthly administrative charge, and the surrender charge reflect the reduced sales and administrative effort associated with policies sold to the owners specified. The home office can provide advice regarding the availability of reduced or waived charges to such owners.
The policies will be issued to group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a program under which a trustee, employer or similar entity purchases policies covering a group of individuals. An example of such an arrangement is a non-qualified deferred compensation plan. A "sponsored arrangement" includes a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of policies on an individual basis. The policies may not be available in connection with group or sponsored arrangements in all states.
For policies issued in connection with group or sponsored arrangements, Union Central may reduce or waive one or more of the following charges: the sales charge component of the premium expense charge; the surrender charge; the monthly charge for the cost of insurance; rider charges; monthly administrative charges; daily mortality and expense risk charges; and/or the transfer charge. We may also reduce the minimum specified amount per policy. In addition, the interest rate credited on amounts taken from the subdivisions as a result of a loan may be increased for these policies. Union Central will waive or reduce these charges as described below and according to its rules in effect when the policy application is approved.
To qualify for a waiver or reduction, a group or sponsored arrangement must satisfy certain criteria, for example, size of the group, or number of years in existence. Generally, the sales contacts and effort, administrative costs, and insurance cost and mortality expense risk per policy may vary based on such factors as the size of the group or sponsored arrangement, its ability, the purposes for which the policies are purchased, and certain characteristics of its members (including underwriting-related factors that are determined by Union Central to result in lower anticipated expenses of providing insurance coverage, and/or lower mortality expense risk, under policies sold to members of the group or through the sponsored arrangement). The amount of any reduction and the criteria for qualification will reflect the reduced sales and administrative effort resulting from sales to qualifying group or sponsored arrangements, and/or the reduced anticipated cost of insurance or mortality expense risk under such policies. Union Central may modify from time to time the amount or availability of any charge reduction or waiver, or the criteria for qualification.
Charge reductions or waivers will not be unfairly discriminatory against any person, including the affected owners and all other owners of policies funded by the separate account.

                  HOW YOUR ACCOUNT VALUES VARY
--------------------------------------------------------------
There is no minimum guaranteed account value or cash surrender value. These values will vary with the investment experience of the subaccounts and/or the daily crediting of interest in the guaranteed account, and will depend on the allocation of account value. If the cash surrender value on a monthly date is less than the amount of the monthly deduction to be deducted on that date (see page 21) and the minimum guaranteed period is not then in effect, the policy will be in default and a grace period will begin. See "Minimum Guaranteed Period," page 16, and "Grace Period," page 16.

Determining the Account Value
On the policy date, the account value is equal to the initial net premium credited, less the monthly deduction made as of the policy date. On each valuation date thereafter, the account value is the sum of the variable account, the guaranteed account, and the loan account. The account value will vary to reflect the performance of the subdivisions to which amounts have been allocated, interest credited on amounts allocated to the guaranteed account, interest credited on amounts in the loan account, charges, transfers, partial cash surrenders, loans and loan repayments.
Subdivision Values. When you allocate an amount to a subdivision, either by net premium allocation or transfer, your policy is credited with accumulation units in the subaccount corresponding to that subdivision. The number of accumulation units is determined by dividing the amount allocated to the subdivision by the subaccount's accumulation unit value for the valuation date when the allocation is effected.
The number of accumulation units credited to your policy will increase when net premiums are allocated to the subdivision, amounts are transferred to the subdivision, and loan repayments are credited to the subdivision. The number of accumulation units credited to a policy will decrease when the allocated portion of the monthly deduction is taken from the subdivision, a loan is made, an amount is transferred from the subdivision, or a partial surrender is taken from the subdivision.
Determination of Unit Value. Union Central uses the unit value for each subaccount to determine the variable account value for a policy. The unit value at the end of a valuation date is the unit value at the end of the previous valuation date times the net investment factor, as described below. The variable account value for a policy is determined on any day by multiplying the number of units attributable to each subaccount corresponding to subdivisions in which account value is invested by the unit value for that subaccount on that day, and aggregating the resulting subaccount values.
Net Investment Factor. The net investment factor is an index applied to measure the investment performance of a subaccount from one valuation period to the next. Each subaccount has a net investment factor for each valuation period which may be greater or less than one. Therefore, the value of a unit may increase or decrease. The net investment factor for any subaccount for any valuation period is determined by dividing (1) by (2) and subtracting (3) from the result, where:
(1) is the net result of:
    a. the net asset value per share of the portfolio held in the subaccount, determined at the end of the current valuation period; plus
    b. the per share amount of any dividend or capital gain distributions made by the portfolio to the subaccount, if the "ex-dividend" date occurs during the current valuation period; plus or minus
    c. a per share charge or credit for any taxes incurred by or reserved for in the subaccount, which is determined by us to have resulted from the operations of the subaccount.
(2) is the net result of:
    a. the net asset value per share of the portfolio held in the subaccount, determined at the end of the last prior valuation period (adjusted for an "ex-dividend"); plus or minus
    b. the per share charge or credit for any taxes reserved for the immediately preceding valuation period.
(3) is a daily factor representing the mortality and expense risk charge deducted from the subaccount for the policy adjusted for the number of days in the valuation period.

Guaranteed Account. On any valuation date, the guaranteed account of a policy is the total of all net premiums allocated to the guaranteed account, plus any amounts transferred to the guaranteed account, plus interest credited on such net premiums and amounts, less the amount of any transfers, including transfer charges, taken from the guaranteed account, less the amount of any partial cash surrenders taken from the guaranteed account, less any amounts transferred from the guaranteed account in connection with loans, and less the pro-rata portion of the monthly deduction deducted from the guaranteed account.
Loan Account. On any valuation date, if there have been any loans, the loan account is equal to amounts transferred to the loan account from the subaccounts and from the guaranteed account as collateral for loans and for due and unpaid loan interest, amounts transferred from the loan account to the subaccounts and the guaranteed account as policy debt is repaid, and interest credited on the loan account.
Cash Value
The cash value on a valuation date is the account value less the surrender charge that would be applicable on that valuation date. Cash Surrender Value
The cash surrender value on a valuation date is the cash value reduced by any policy debt. Cash surrender value is used to determine whether a partial cash surrender may be taken, and whether policy debt is excessive (see page 30). It is also the amount that is available upon full surrender of the policy (see page 30).

         DEATH BENEFIT AND CHANGES IN SPECIFIED AMOUNT
--------------------------------------------------------------
As long as the policy remains in force and until the Maturity Date, Union Central will pay the death benefit proceeds upon receipt at the home office of proof of the insured's death that Union Central deems satisfactory (See "Maturity Benefit", page 31.). Union Central may require return of the policy. The death benefit proceeds will be paid in a lump sum generally within seven calendar days of receipt of satisfactory proof (see "When Proceeds Are Paid," page 41) or, if elected, under a payment option (see "Payment Options," page 31). The death benefit will be paid to the beneficiary. See "Selecting and Changing the Beneficiary," page 29.

Amount of Death Benefit Proceeds
The death benefit proceeds are equal to the sum of the death benefit under the death benefit option selected calculated on the date of the insured's death, plus any supplemental and/or rider benefits, minus any policy debt on that date. If the date of death occurred during a grace period, the death benefit proceeds are the death benefit immediately prior to the start of the grace period, minus policy debt and minus any past due monthly deductions. Under certain circumstances, the amount of the death benefit may be further adjusted. See "Limits on Rights to Contest the Policy" and "Misstatement of Age or Sex," page 41.
If part or all of the death benefit is paid in one sum, Union Central will pay interest on this sum as required by applicable state law from the date of receipt of due proof of the insured's death to the date of payment.
Death Benefit Options
You may choose one of two death benefit options, which will be used to determine the death benefit.

    Under Option A, the death benefit is the greater of: (i) the specified amount; or (ii) the Applicable Percentage of account value on the date of the insured's death (if you elected the guideline premium test) or the Factor multiplied by the account value on the date of the insured's death (if you elected the cash value accumulation test).

    Under Option B, the death benefit is the greater of:
    (i) the specified amount plus the account value on the date of the insured's death; or (ii) the Applicable Percentage (if you elected the guideline premium test) or Factor (if you elected the cash value accumulation test) multiplied by the account value on the date of the insured's death.

When you apply for the policy, you will also choose one of two alternative tests to evaluate whether your policy qualifies as a life insurance contract under the Internal Revenue Code. If you choose the guideline premium test, total premium payments paid in a policy year may not exceed the guideline premium payment limitations for life insurance set forth under the Internal Revenue Code. If you choose the cash value accumulation test, there are no limits on the amount of premium you can pay in a policy year, so long as the death benefit is large enough compared to the account value to meet the test requirements. A table showing the Applicable Percentages for Attained Ages 0 to 95 under the Guideline Premium Test is included in Appendix B. Appendix B also includes a table showing the Factors that apply if you choose the cash value accumulation test. You may also choose one of two enhanced death benefit options when you apply for the policy that are designed to increase the death benefit on the life of the insured person at certain ages.
If investment performance is favorable, the amount of the death benefit may increase. However, under Option A, the death benefit ordinarily will not change for several years to reflect any favorable investment performance and may not change at all. Under Option B, the death benefit will vary directly with account value, which reflects the investment performance of the subaccounts as well as interest credited to the guaranteed account. For an illustration of the impact that investment performance may have on the death benefit, see the illustrations beginning on page 32.
Under the guideline premium test, the "Applicable Percentage" is 250% when the insured's attained age is 40 or less, and decreases each year thereafter to 100% when the insured's attained age is 95.
Enhanced Death Benefit Option
You may choose one of two enhanced death benefit options when you apply for your policy. The two options establish increased death benefits on the life of the insured person at certain ages based on the life expectancy of the insured person. We offer two corridors, a nine-year corridor and a fifteen-year corridor. If you choose this option, your death benefit will be calculated using the factors shown in Appendix C. While this option is available free of charge, the enhanced death benefit may cause the cost of insurance to be higher than in a policy without this option. During the enhanced death benefit period, the death benefit will be increased if the death benefit is either the Applicable Percentage of account value (if you elected the guideline premium test) or the Factor multiplied by the account value (if you elected the cash value accumulation test). The same cost of insurance rates would then be charged on a greater risk amount, thereby increasing your total cost of insurance charged. Initial Specified Amount and Death Benefit Option
The initial specified amount is set at the time the policy is issued. You may change the specified amount from time to time, as discussed below. You select the death benefit option when you apply for the policy. You also may change the death benefit option, as discussed below.
When you apply for the policy, you can combine coverage under either or both the Accounting Benefit Rider and the Annual Renewable Term Rider with coverage under the base policy to obtain the desired specified amount for an insured. You must allocate at least $25,000 to base specified amount. Otherwise there are no restrictions on how you allocate among base specified amount and ABR or ART specified amount. Use of these riders will lower the cost to you of insurance coverage. Accounting Benefit Rider. The Accounting Benefit Rider ("ABR") provides the opportunity to allocate part of the policy's specified amount to this rider. The use of this rider results in a higher cash value for the policy in the early years of the policy than would otherwise be the case, because there are no surrender charges associated with coverage under this rider and the monthly deductions associated with the specified amount allocated to the rider are correspondingly lower in early policy years than the monthly deduction that would be required for base policy coverage; monthly deductions are correspondingly higher in later policy years. The monthly deduction associated with the specified amount allocated to the rider is made up of both a cost of insurance charge and an ABR specified amount charge. The ABR specified amount charge is an amount per thousand of ABR specified amount and will vary based on sex, rate class, issue age, policy year and death benefit option. This rider is available only at issue.
Annual Renewable Term Rider. The Annual Renewable Term Rider ("ART") provides the opportunity to allocate part of the policy's specified amount to this rider. The ART Rider will adjust over time to maintain total death benefit coverage as described below. The death benefit for the ART Rider is the difference between your total death benefit and the sum of the base death benefit and ABR death benefit. The ART death benefit automatically adjusts daily as your base and ABR death benefit changes. The total death benefit depends on which death benefit option is in effect:

  Option A: If Option A is in effect, the total death benefit is the greater of:

            (A) the specified amount (the base specified amount and any specified amount allocated to the ABR and/or
            ART); or

            (B) the Applicable Percentage of account value on the date of the insured's death (if you elected the guideline premium test) or the Factor multiplied by the account value on the date of the insured's death (if you elected the cash value accumulation test).

  Option B: If Option B is in effect, the total death benefit is the greater of:

            (A) the specified amount (the base specified amount and any specified amount allocated to the ABR and/or
            ART), plus the account value; or

            (B) (ii) the Applicable Percentage of account value on the date of the insured's death (if you elected the guideline premium test) or the Factor multiplied by the account value on the date of the insured's death (if you elected the cash value accumulation test).

It is possible that the amount of your insurance coverage under the ART Rider may be zero if your base and ABR death benefit increases enough. The insurance coverage under the ART Rider can never be less than zero. Even when the insurance coverage is reduced to zero, your ART Rider remains in effect until you remove it from your policy. Therefore, if the base and ABR death benefit decreases to below the total death benefit, the ART Rider increases to maintain the total death benefit.
You may change the specified amount as described in this prospectus.
There is no defined premium for a given amount of insurance coverage under the ART Rider. Instead, we deduct a monthly cost of insurance charge from your account value. The cost of insurance for this rider is calculated as the monthly cost of insurance rate for the rider coverage multiplied by the net amount at risk attributable to the rider in effect that month. The cost of insurance rates will be determined by us based on the age at issue, sex, and rate class of the insured, as well as the policy year. The current cost of insurance rates for this rider are lower than the cost of insurance rates for the base policy, however, the guaranteed cost of insurance rates are higher. Changes in Death Benefit Option
You may change the death benefit option on your policy, by notice to us, subject to the following rules. The effective date of the change will be the monthly date next following the day that Union Central receives and accepts notice of the request for change. Union Central may require satisfactory evidence of insurability. A change in the death benefit option may have adverse tax consequences. You should consult counsel or another competent tax adviser before changing the death benefit option.
When a change from Option A to Option B is made, unless requested by notice to us, the specified amount after the change is effected will be equal to the specified amount before the change less the account value on the effective date of the change. When a change from Option B to Option A is made, unless requested by notice to us, the specified amount after the change will be equal to the specified amount before the change is effected and the death benefit will be reduced by the account value on the effective date of the change.
Changes in Specified Amount
When you apply for your policy, you may allocate part of your initial specified amount to the Accounting Benefit Rider or the Annual Renewable Term Rider (see "Supplemental and/or Rider Benefits", page 42). This allocation will have an effect on the monthly deductions made from your policy. After your policy is issued, you may request a change in the specified amount, by notice to us, subject to the following rules. If a change in the specified amount would result in total premiums paid exceeding the premium limitations prescribed under current tax law to qualify your policy as a life insurance contract, Union Central will refund promptly to the owner the amount of such excess above the premium limitations.
The minimum amount of any decrease in specified amount is $5,000, and any decrease in specified amount will become effective on the monthly date next following the date that notice requesting the decrease is received and approved by us. Union Central reserves the right to decline a requested decrease in the specified amount if compliance with current tax law resulting from this decrease would result in immediate termination of the policy, or if to effect the requested decrease, payments to the owner would have to be made from the accumulated value for compliance with applicable tax law, and the amount of such payments would exceed the cash surrender value under the policy.
Decreasing the specified amount of the policy may have the effect of decreasing monthly cost of insurance charges. Decreasing the specified amount of the policy may have adverse tax consequences. Any decrease in specified amount will be made in proportion to the specified amount attributable to the base policy, the Accounting Benefit Rider and the Annual Renewable Term Rider.
Any increase in the specified amount must be at least $5,000 (unless the increase is effected pursuant to a rider providing for automatic increases in specified amount), and an application must be submitted. Any increase that is not guaranteed by rider will require satisfactory evidence of insurability and must meet Union Central's underwriting rules. A change in planned periodic premiums may be advisable. See "Premium Payments Upon Increase in Specified Amount," page 16. The increase in specified amount will become effective on the monthly date next following the date the request for the increase is received and approved, and the account value will be adjusted to the extent necessary to reflect a monthly deduction as of the effective date based on the increase in specified amount. You can increase your ART specified amount at any time. You can increase your ABR and base specified amount at any time, so long as they remain in the same proportions as they were when your policy was issued. ART and ABR specified amount increases will have an effective date as shown in the supplemental policy schedule you receive at the time of the increase.
A new administrative surrender charge period will apply only to the increased base specified amount, starting with the effective date of the increase. (See "Surrender Charge," page 23 ). Changing the specified amount of the policy may have adverse tax consequences. You should consult counsel or another competent tax adviser before changing the specified amount.
Selecting and Changing the Beneficiary
You select one or more beneficiary(ies) in your application. You may later change the beneficiary(ies) in accordance with the terms of the policy. The primary beneficiary, or, if the primary beneficiary is not living, the contingent beneficiary, is the person entitled to receive the death benefit proceeds under the policy. If the insured dies and there is no surviving beneficiary, the owner or the estate of the owner will be the beneficiary. If a beneficiary is designated as irrevocable, then the beneficiary's consent must be obtained to change the beneficiary.

                      CASH BENEFITS
---------------------------------------------------------------
Loans
After the first policy year and while the insured is living, and provided the policy is not in the grace period, you may borrow against your policy at any time by submitting notice to the home office. (In certain states, loans may also be available during the first policy year.) The minimum amount of any loan request is $500 (subject to state regulation). The maximum loan amount is equal to the sum of 90% of the variable account, plus 100% of the guaranteed account, less any surrender charges that would be applicable on the effective date of the loan, less loan interest to the annual date. Outstanding loans reduce the amount available for new loans. Loans will be processed as of the date your notice is received and approved. Loan proceeds generally will be sent to you within seven calendar days. See "When Proceeds Are Paid," page 41, and "Transfers from the Guaranteed Account," page 19. Interest. Each year Union Central will set the annual loan interest rate. The rate will never be more than the maximum permitted by law, and will not be changed more frequently than once per year. The rate for a policy year may not exceed the greater of (i) the Published Monthly Average for the calendar month ending two months before the annual date at the beginning of the policy year; or (ii) the guaranteed minimum interest rate applicable to the guaranteed account, plus 1.0%. The Published Monthly Average means Moody's Corporate Bond Yield Average - Monthly Average Corporates, as published by Moody's Investor Service, Inc., or any successor to that service; or if the average is no longer published, a substantially similar average, established by regulation issued by the insurance supervisory official of the state in which the policy is delivered.
Union Central will notify owners of the initial rate of interest when a loan is made. We will notify the owner at least thirty days in advance of any increase in the annual loan interest rate applicable to any outstanding loan.
Interest is due and payable at the end of each policy year while a loan is outstanding. If interest is not paid when due, the amount of the interest is added to the loan and becomes part of the outstanding loan.
Policy Debt. Outstanding loans (including unpaid interest added to the loan) plus accrued interest not yet due equals the policy debt.
Loan Collateral. When a policy loan is made, an amount sufficient to secure the loan is transferred out of the variable account and the guaranteed account and into the policy's loan account. Thus, a loan will have no immediate effect on the account value, but other policy values, such as the cash surrender value and the death benefit proceeds, will be reduced immediately by the amount transferred to the loan account. This transfer is made against the account value in each subdivision and the guaranteed account in proportion to the account value in each on the effective date of the loan, unless the owner specifies that transfers be made from specific subdivisions. An amount of account value equal to any due and unpaid loan interest which exceeds interest credited to the loan account will also be transferred to the loan account on each annual date. Such interest will be transferred from each subdivision and the guaranteed account in the same proportion that account value in each subdivision and the guaranteed account bears to the total unloaned account value.
The loan account will be credited with interest at an effective annual rate of not less than the annual loan interest rate, less 1.5% during the first ten policy years, and 0.25% thereafter. Thus, the maximum net cost of a loan per year is 1.5% during the first ten policy years, and 0.25% thereafter (the net cost of a loan is the difference between the rate of interest charged on policy loans and the amount credited on the equivalent amount held in the loan account). Union Central will determine the rate of interest to be credited to the loan account in its sole discretion, and the rate may change from time to time. The tax treatment of loans after the first ten policy years is uncertain. You should consult counsel or another competent tax adviser about such loans.
Loan Repayment; Effect if Not Repaid. You may repay all or part of your policy debt at any time while the insured is living and the policy is in force. Loan repayments must be sent to the home office and will be credited as of the date received. The owner may give us notice that a specific unscheduled premium made while a loan is outstanding is to be applied as a loan repayment. (Loan repayments, unlike unscheduled premiums, are not subject to premium expense charges.) We will apply any planned periodic premiums, and any unscheduled premiums without notice, as premium payments. When a loan repayment is made, account value in the loan account in an amount equivalent to the repayment is transferred from the loan account to the subdivisions and the guaranteed account. Thus, a loan repayment will have no immediate effect on the account value, but other policy values, such as the cash surrender value, will be increased immediately by the amount of the loan repayment. Amounts will be transferred to the subdivisions and the guaranteed account in accordance with the owner's current net premium allocation instructions.
If the death benefit becomes payable while a loan is outstanding, the policy debt will be deducted in calculating the death benefit proceeds.
If on a monthly date the cash value less any policy debt (the cash surrender value) is less than the amount of the monthly deduction due for the following policy month, the policy will be in default. You, and any assignee of record, will be sent notice of the default. You will have a 61-day grace period to submit a sufficient payment to avoid termination of coverage under the policy. The notice will specify the amount that must be repaid to prevent termination.
Effect of Policy Loan. A loan, whether or not repaid, will have a permanent effect on the death benefit and policy values because the investment results of the subaccounts of the separate account and current interest rates credited on account value in the guaranteed account will apply only to the non-loaned portion of the account value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts or credited interest rates for the guaranteed account while the loan is outstanding, the effect could be favorable or unfavorable. Loans may increase the potential for lapse if investment results of the subaccounts are less than anticipated. Also, loans could, particularly if not repaid, make it more likely than otherwise for a policy to terminate. Please consult your counsel or another competent tax adviser concerning the tax treatment of policy loans, and the adverse tax consequences if a policy lapses with loans outstanding. In addition, if your policy is a modified endowment contract, loans may be currently taxable and subject to a 10% penalty tax.
Surrendering the Policy for Cash Surrender Value
You may surrender your policy at any time for its cash surrender value by submitting notice to the home office. Union Central may require return of the policy. A surrender charge may apply. See "Surrender Charge," page 23. A surrender request will be processed as of the date your notice and all required documents are received. Payment will generally be made within seven calendar days. See "When Proceeds are Paid," page 41, and "Transfers from the Guaranteed Account," page 20. The cash surrender value may be taken in one lump sum or it may be applied to a payment option acceptable to you and to us. See "Payment Options," shown below. Your policy will terminate and cease to be in force if it is surrendered. It cannot later be reinstated. A surrender may result in adverse tax consequences, and if your policy is a modified endowment contract, may also trigger a 10% penalty tax. See "Tax Considerations," page 44.
Partial Cash Surrenders
You may make partial cash surrenders under your policy at any time subject to the conditions below. You must submit notice to the home office. Each partial cash surrender must be at least $500. The partial surrender amount may not exceed the cash surrender value. There is no fee or charge imposed on a partial cash surrender. As of the date Union Central receives notice of a partial cash surrender request, the cash value will be reduced by the partial cash surrender amount.
Unless the owner requests that a partial cash surrender be deducted from specified subdivisions, the partial cash surrender amount will be deducted from your account value in the subdivisions and in the guaranteed account pro-rata in proportion to the account value in each.
If death benefit Option A is in effect, Union Central will reduce the specified amount by the partial cash surrender amount. Union Central may reject a partial cash surrender request if the partial cash surrender would cause the policy to fail to qualify as a life insurance contract under applicable tax laws, as interpreted by Union Central.
Partial cash surrender requests will be processed as of the date notice is received by us, and generally will be paid within seven calendar days. See "When Proceeds Are Paid," page 41, and "Transfers from the Guaranteed Account," page 20.
A partial cash surrender may result in adverse tax consequences, and if your policy is a modified endowment contract, may also trigger a 10% penalty tax. See "Tax Considerations," page 44. Maturity Benefit
The maturity date is the insured's age 100. If the policy is still in force on the maturity date, the maturity benefit will be paid to you. The maturity benefit is equal to the cash surrender value on the maturity date. The maturity date can be extended. See "Maturity Extension Endorsement," page 43.
Payment Options
Surrender proceeds and death benefit proceeds under the policy are generally payable in a lump sum. We may offer alternative payment options. Owners or beneficiaries should contact Union Central or their Union Central agent for information regarding payment options that may be available at the time of payment. In most cases, when death benefit proceeds are paid in a lump sum, we will pay the death benefit proceeds by establishing an interest bearing account for the beneficiary, in the amount of the death benefit proceeds payable. We will send the beneficiary a checkbook within 7 days after we receive all the required documents, and the beneficiary will have immediate access to the account simply by writing a check for all or any part of the amount of the death benefit proceeds payable. The account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the accounts.

         ILLUSTRATIONS OF ACCOUNT VALUES, CASH SURRENDER VALUES,
            DEATH BENEFITS AND ACCUMULATED PREMIUM PAYMENTS
-----------------------------------------------------------------
-----------

We prepared the following tables to illustrate hypothetically how certain values under a policy may change with investment performance over an extended period of time. The tables illustrate how account values, cash surrender values and death benefits under a policy covering an insured of a given age on the issue date, would vary over time if planned periodic premiums were paid annually and the return on the assets in each of the portfolios were an assumed uniform gross annual rate of 0%, 6% and 12%. The values would be different from those shown if the returns averaged 0%, 6% or 12% but fluctuated over and under those averages throughout the years shown. The tables also show planned periodic premiums accumulated at 5% interest compounded annually. THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. Actual rates of return for a particular policy may be more or less than the hypothetical investment rates of return and will depend on a number of factors, including the investment allocations made by an owner and prevailing rates. These illustrations assume that net premiums are allocated equally among the subdivisions available under the policy, and that NO amounts are allocated to the guaranteed account.
The illustrations reflect the fact that the net investment return on the assets held in the subaccounts is lower than the gross after-tax return of the selected portfolios. The tables assume an average annual expense ratio of 0.816% of the average daily net assets of the portfolios available under the policies. This average annual expense ratio is based on a simple arithmetic average of the actual expense ratios of each of the portfolios for the last fiscal year. For information on the portfolios' expenses, see the prospectuses for the portfolios accompanying this Prospectus.
In addition, the illustrations reflect the daily charge to the separate account for assuming mortality and expense risks, which is equal on an annual basis to 0.75% during the first ten policy years, and 0.25% thereafter. After deduction of portfolio expenses and the mortality and expense risk charge, the illustrated gross annual investment rates of return of 0%, 6%
and 12% would correspond to approximate net annual rates of   -
1.553%, 4.353%, and 10.26%, respectively, during the first ten policy years, and -1.060%, 4.877%, and 10.813%, respectively, thereafter.
The illustrations also reflect the deduction of the applicable premium expense charge, and the monthly deduction, including the monthly cost of insurance charge for the hypothetical insured. Union Central's current cost of insurance charges, and the higher guaranteed maximum cost of insurance charges that Union Central has the contractual right to charge, are reflected in separate illustrations on each of the following pages. All the illustrations reflect the fact that no charges for federal or state income taxes are currently made against the separate account and assume no policy debt or charges for supplemental and/or rider benefits.
Certain of the illustrations reflect the choice of guideline premium test or cash value accumulation test, and all of the illustrations reflect the choice of allocating a portion of your specified amount to the Accounting Benefit Rider and the Annual Renewable Term Rider.
The illustrations are based on Union Central's sex distinct preferred rates. Upon request, owner(s) will be furnished with a comparable illustration based upon the proposed insured's individual circumstances. Such illustrations may assume different hypothetical rates of return than those illustrated in the following tables.

                    THE UNION CENTRAL LIFE INSURANCE COMPANY
-----------------------------------------------------------------
----------

VARIABLE UNIVERSAL LIFE INSURANCE

MALE ISSUE AGE: 45          EXECUTIVE EDGE        $300,000  SPECIFIED
AMOUNT
PREFERRED                $5,000 ANNUAL PREMIUM        DEATH BENEFIT
OPTION A
VARIABLE INVESTMENT       USING CURRENT CHARGES      GUIDELINE
PREMIUM TEST

                                                                 CASH
                DEATH BENEFIT          ACCOUNT VALUE
SURRENDER VALUE
             --------------------   --------------------  -----------
---------
    PREMIUMS Assuming Hypothetical  Assuming Hypothetical Assuming
Hypothetical
    ACCUM.       Gross Annual           Gross Annual          Gross
Annual
     AT 5%   Investment Return of   Investment Return of  Investment
Return of
END INTEREST --------------------   --------------------  -----------
---------
OF   PER     0%     6%      12%     0%      6%     12%    0%      6%
    12%
YEAR YEAR   Gross   Gross   Gross   Gross  Gross  Gross   Gross
Gross  Gross
---- ----   -----   -----   -----   -----  -----  -----   -----  ----
-  -----
1     5250  300000  300000  300000   4010   4271    4533   3117
3378   3639
2    10763  300000  300000  300000   7843   8611    9410   6949
7717   8517
3    16551  300000  300000  300000  11483  13004   14653  10589
12111  13759
4    22628  300000  300000  300000  14956  17479   20325  14062
16586  19431
5    29010  300000  300000  300000  18262  22039   26471  17369
21145  25578

6    35710  300000  300000  300000  21445  26729   33189  20641
25925  32384
7    42746  300000  300000  300000  24507  31557   40539  23792
30843  39824
8    50133  300000  300000  300000  27433  36515   48575  26807
35890  47950
9    57889  300000  300000  300000  30271  41658   57423  29735
41122  56887
10   66034  300000  300000  300000  33019  46991   67168  32572
46544  66721

11   74586  300000  300000  300000  36149  53090   78611  35792
52732  78253
12   83565  300000  300000  300000  39229  59488   91330  38961
59220  91062
13   92993  300000  300000  300000  42269  66212  105480  42091
66033 105301
14  102893  300000  300000  300000  45277  73287  121234  45188
73198 121145
15  113287  300000  300000  300000  48255  80736  138780  48255
8736 138780

20  173596  300000  300000  317385  60266 122162  260152  60266
12162 260152
25  250567  300000  300000  538223  68011 173834  463986  68011
73834 463986
30  348804  300000  300000  859287  69826 240520  803072  69826
240520 803072



Notes concerning this illustration:

(1) Assumes that no policy loans have been made.

(2) Current values reflect applicable Premium Expense Charges, current cost of insurance rates based on an allocation of specified amount as follows: $100,000 to base, $100,000 to the Accounting Benefit Rider, $100,000 to the Annual Renewable Term Rider, a monthly administrative charge of $5.00 per month in year 1 and $5.00 per month thereafter, the ABR specified amount charge, and a mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.

(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.

(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of -1.553 %, 4.353 %, and 10.26 % respectively, during the first ten policy years, and -1.060 %, 4.877 %, and 10.813 % thereafter.


The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner and prevailing rates. The death benefit and account value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by the company or the portfolios that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                    THE UNION CENTRAL LIFE INSURANCE COMPANY
-----------------------------------------------------------------
----------

VARIABLE UNIVERSAL LIFE INSURANCE

MALE ISSUE AGE: 45          EXECUTIVE EDGE        $300,000  SPECIFIED
AMOUNT
PREFERRED                $5,000 ANNUAL PREMIUM        DEATH BENEFIT
OPTION A
VARIABLE INVESTMENT     USING GUARANTEED CHARGES      GUIDELINE
PREMIUM TEST



CASH
                DEATH BENEFIT          ACCOUNT VALUE
SURRENDER VALUE
             --------------------   --------------------  -----------
---------
    PREMIUMS Assuming Hypothetical  Assuming Hypothetical Assuming
Hypothetical
    ACCUM.       Gross Annual           Gross Annual          Gross
Annual
     AT 5%   Investment Return of   Investment Return of  Investment
Return of
END INTEREST --------------------   --------------------  -----------
---------
OF   PER     0%     6%      12%     0%      6%     12%    0%      6%
    12%
YEAR YEAR   Gross   Gross   Gross   Gross  Gross  Gross   Gross
Gross  Gross
---- ----   -----   -----   -----   -----  -----  -----   -----  ----
-  -----
1     5250  300000  300000  300000   4010   4271    4533   3117
3378   3639
2    10763  300000  300000  300000   7843   8611    9410   6949
7717   8517
3    16551  300000  300000  300000  11483  13004   14653  10589
12111  13759
4    22628  300000  300000  300000  14956  17479   20325  14062
16586  19431
5    29010  300000  300000  300000  18262  22039   26471  17369
21145  25578

6    35710  300000  300000  300000  21445  26729   33189  20641
25925  32384
7    42746  300000  300000  300000  24507  31557   40539  23792
30843  39824
8    50133  300000  300000  300000  27433  36515   48575  26807
35890  47950
9    57889  300000  300000  300000  30271  41658   57423  29735
41122  56887
10   66034  300000  300000  300000  33019  46991   67168  32572
46544  66721

11   74586  300000  300000  300000  36149  53090   78611  35792
52732  78253
12   83565  300000  300000  300000  39229  59488   91330  38961
59220  91062
13   92993  300000  300000  300000  42269  66212  105480  42091
66033 105301
14  102893  300000  300000  300000  45277  73287  121234  45188
73198 121145
15  113287  300000  300000  300000  48255  80736  138780  48255
80736 138780

20  173596  300000  300000  317385  60266 122162  260152  60266
122162 260152
25  250567  300000  300000  538223  68011 173834  463986  68011
173834 463986
30  348804  300000  300000  859287  69826 240520  803072  69826
240520 803072



Notes concerning this illustration:

(1) Assumes that no policy loans have been made.

(2) Guaranteed values reflect applicable Premium Expense Charges, guaranteed cost of insurance rates based on an allocation of specified amount as follows: $100,000 to base, $100,000 to the Accounting Benefit Rider, $100,000 to the Annual Renewable Term Rider, a monthly administrative charge of $25.00 per month in year 1 and $10.00 per month thereafter, the ABR specified amount charge, and a mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.

(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.

(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of -1.553 %, 4.353 %, and 10.26 % respectively, during the first ten policy years, and -1.060 %, 4.877 %, and 10.813 % thereafter.


The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner and prevailing rates. The death benefit and account value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by the company or the portfolios that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                    THE UNION CENTRAL LIFE INSURANCE COMPANY
-----------------------------------------------------------------
-------------

VARIABLE UNIVERSAL LIFE INSURANCE

MALE ISSUE AGE: 45           EXECUTIVE EDGE       $ 300,000
SPECIFIED AMOUNT
PREFERRED                $5,000 ANNUAL PREMIUM        DEATH BENEFIT
OPTION B
VARIABLE INVESTMENT      USING CURRENT CHARGES       GUIDELINE
PREMIUM TEST


                                                                 CASH
                DEATH BENEFIT          ACCOUNT VALUE
SURRENDER VALUE
             --------------------   --------------------  -----------
---------
    PREMIUMS Assuming Hypothetical  Assuming Hypothetical Assuming
Hypothetical
    ACCUM.       Gross Annual           Gross Annual          Gross
Annual
     AT 5%   Investment Return of   Investment Return of  Investment
Return of
END INTEREST --------------------   --------------------  -----------
---------
OF   PER     0%     6%      12%     0%      6%     12%    0%      6%
    12%
YEAR YEAR   Gross   Gross   Gross   Gross  Gross  Gross   Gross
Gross  Gross
---- ----   -----   -----   -----   -----  -----  -----   -----  ----
-  -----
1     5250  303999  304259  304519   3999   4259    4519   3105
3365   3626
2    10763  307735  308496  309290   7735   8496    9290   6841
7603   8396
3    16551  311204  312704  314329  11204  12704   14329  10311
11810  13435
4    22628  314421  316889  319674  14421  16889   19674  13528
15996  18780
5    29010  317387  321050  325355  17387  21050   25355  16493
20156  24461

6    35710  320147  325228  331450  20147  25228   31450  19343
24424  30646
7    42746  322705  329424  338004  22705  29424   38004  21990
28709  37289
8    50133  325059  333634  345058  25059  33634   45058  24434
33009  44432
9    57889  327318  337968  352774  27318  37968   52774  26782
37432  52238
10   66034  329477  342425  361218  29477  42425   61218  29030
41978  60771

11   74586  332467  348041  371635  32467  48041   71635  32109
47684  71278
12   83565  335388  353895  383144  35388  53895   83144  35120
53627  82876
13   92993  338251  360008  395874  38251  60008   95874  38072
59829  95695
14  102893  341066  366402  409965  41066  66402  109965  40977
66313 109876
15  113287  343835  373094  425571  43835  73094  125571  43835
73094 125571

20  173596  353988  408134  528860  53988 108134  228860  53988
108134 228860
25  250567  358417  446697  694988  58417 146697  394988  58417
146697 394988
30  348804  354930  486931  963211  54930 186931  663211  54930
186931 663211

Notes concerning this illustration:

(1) Assumes that no policy loans have been made.

(2) Current values reflect applicable Premium Expense Charges, current cost of insurance rates based on an allocation of specified amount as follows: $100,000 to base, $100,000 to the Accounting Benefit Rider, $100,000 to the Annual Renewable Term Rider, a monthly administrative charge of $5.00 per month in year 1 and $5.00 per month thereafter, the ABR specified amount charge, and a mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.

(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.

(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of -1.553 %, 4.353 %, and 10.26 % respectively, during the first ten policy years, and -1.060 %, 4.877 %, and 10.813 % thereafter.


The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner and prevailing rates. The death benefit and account value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by the company or the portfolios that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                  THE UNION CENTRAL LIFE INSURANCE COMPANY
-----------------------------------------------------------------
---------


                       VARIABLE UNIVERSAL LIFE INSURANCE

MALE ISSUE AGE: 45           EXECUTIVE EDGE       $ 300,000
SPECIFIED AMOUNT
PREFERRED                 $5,000 ANNUAL PREMIUM        DEATH BENEFIT
OPTION B
VARIABLE INVESTMENT      USING GUARANTEED CHARGES      GUIDELINE
PREMIUM TEST



CASH
                DEATH BENEFIT          ACCOUNT VALUE
SURRENDER VALUE
             --------------------   --------------------  -----------
---------
    PREMIUMS Assuming Hypothetical  Assuming Hypothetical Assuming
Hypothetical
    ACCUM.       Gross Annual           Gross Annual          Gross
Annual
     AT 5%   Investment Return of   Investment Return of  Investment
Return of
END INTEREST --------------------   --------------------  -----------
---------
OF   PER     0%     6%      12%     0%      6%     12%     0%      6%
    12%
YEAR YEAR   Gross   Gross   Gross   Gross  Gross  Gross    Gross
Gross  Gross
---- ----   -----   -----   -----   -----  -----  -----    -----  ---
--  -----
1     5250  303288  303522  303757    3288   3522    3757   2394
2628    2863
2    10763  306515  307187  307889    6515   7187    7889   5621
6294    6995
3    16551  309497  310811  312238    9497  10811   12238   8604
9918   11344
4    22628  312232  314386  316820   12232  14386   16820  11338
13492   15927
5    29010  314699  317884  321634   14699  17884   21634  13805
16990   20741

6    35710  316908  321308  326710   16908  21308   26710  16103
20504   25905
7    42746  318841  324633  332051   18841  24633   32051  18126
23918   31336
8    50133  320480  327831  337661   20480  27831   37661  19855
27206   37036
9    57889  321920  330989  343664   21920  30989   43664  21384
30453   43128
10   66034  323134  334076  350070   23134  34076   50070  22687
33630   49623

11   74586  325096  338154  358113   25096  38154   58113  24739
37797   57756
12   83565  326787  342174  366764   26787  42174   66764  26519
41906   66496
13   92993  328195  346117  376072   28195  46117   76072  28017
45938   75893
14  102893  329301  349957  386085   29301  49957   86085  29211
49867   85996
15  113287  330069  353650  396840   30069  53650   96840  30069
53650   96840

20  173596  327409  367939  463041   27409  67939  163041  27409
67939  163041
25  250567  308838  367686  552818    8838  67686  252818   8838
67686  252818
30  348804  264279  336540  668037       0  36540  368037      0
36540  368037

Notes concerning this illustration:

(1) Assumes that no policy loans have been made.

(2) Guaranteed values reflect applicable Premium Expense Charges, guaranteed cost of insurance rates based on an allocation of specified amount as follows: $100,000 to base, $100,000 to the Accounting Benefit Rider, $100,000 to the Annual Renewable Term Rider, a monthly administrative charge of $25.00 per month in year 1 and $10.00 per month thereafter, the ABR specified amount charge, and a mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.

(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.

(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of -1.553 %, 4.353 %, and 10.26 % respectively, during the first ten policy years, and -1.060 %, 4.877 %, and 10.813 % thereafter.


The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner and prevailing rates. The death benefit and account value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by the company or the portfolios that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                    THE UNION CENTRAL LIFE INSURANCE COMPANY
-----------------------------------------------------------------
---------

VARIABLE UNIVERSAL LIFE INSURANCE

MALE ISSUE AGE: 45         EXECUTIVE EDGE        $ 300,000  SPECIFIED
AMOUNT
PREFERRED               $5,000 ANNUAL PREMIUM         DEATH BENEFIT
OPTION A
VARIABLE INVESTMENT     USING CURRENT CHARGES    CASH VALUE
ACCUMULATION TEST


CASH
                DEATH BENEFIT          ACCOUNT VALUE
SURRENDER VALUE
             --------------------   --------------------  -----------
---------
    PREMIUMS Assuming Hypothetical  Assuming Hypothetical Assuming
Hypothetical
    ACCUM.       Gross Annual           Gross Annual          Gross
Annual
     AT 5%   Investment Return of   Investment Return of  Investment
Return of
END INTEREST --------------------   --------------------  -----------
---------
OF   PER     0%     6%      12%     0%       6%     12%    0%      6%
    12%
YEAR YEAR   Gross   Gross   Gross   Gross   Gross  Gross   Gross
Gross  Gross
---- ----   -----   -----   -----   -----   -----  -----   -----  ---
--  -----
1     5250  300000  300000  300000   4008    4269    4530   3115
3376    3637
2    10763  300000  300000  300000   7837    8604    9403   6943
7711    8510
3    16551  300000  300000  300000  11471   12991   14637  10578
12097   13744
4    22628  300000  300000  300000  14937   17457   20298  14043
16563   19404
5    29010  300000  300000  300000  18235   22004   26429  17341
21111   25535

6    35710  300000  300000  300000  21408   26680   33125  20603
25876   32321
7    42746  300000  300000  300000  24458   31491   40449  23743
30776   39734
8    50133  300000  300000  300000  27371   36428   48453  26745
35802   47827
9    57889  300000  300000  300000  30195   41546   57259  29659
41010   56723
10   66034  300000  300000  300000  32928   46851   66955  32481
46404   66508

11   74586  300000  300000  300000  36041   52917   78336  35684
52559   77978
12   83565  300000  300000  300000  39103   59277   90980  38835
59009   90712
13   92993  300000  300000  300000  42123   65958  105037  41944
65779  104858
14  102893  300000  300000  300000  45110   72984  120673  45020
72895  120584
15  113287  300000  300000  300000  48066   80378  138072  48066
80378  138072

20  173596  300000  300000  446138  59946  121407  255575  59946
121407  255575
25  250567  300000  300000  688282  67531  172286  444722  67531
172286  444722
30  348804  300000  330229 1043468  69158  236851  748408  69158
236851  748408

Notes concerning this illustration:

(1) Assumes that no policy loans have been made.

(2) Current values reflect applicable Premium Expense Charges, current cost of insurance rates based on an allocation of specified amount as follows: $100,000 to base, $100,000 to the Accounting Benefit Rider, $100,000 to the Annual Renewable Term Rider, a monthly administrative charge of $5.00 per month in year 1 and $5.00 per month thereafter, the ABR specified amount charge, and a mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.

(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.

(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of -1.553 %, 4.353 %, and 10.26 % respectively, during the first ten policy years, and -1.060 %, 4.877 %, and 10.813 % thereafter.



The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner and prevailing rates. The death benefit and account value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by the company or the portfolios that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                    THE UNION CENTRAL LIFE INSURANCE COMPANY
-----------------------------------------------------------------
-------------

                       VARIABLE UNIVERSAL LIFE INSURANCE

MALE ISSUE AGE: 45            EXECUTIVE EDGE         $ 300,000
SPECIFIED AMOUNT
PREFERRED                $5,000 ANNUAL PREMIUM            DEATH
BENEFIT OPTION A
VARIABLE INVESTMENT     USING GUARANTEED CHARGES    CASH VALUE
ACCUMULATION TEST


CASH
                DEATH BENEFIT          ACCOUNT VALUE
SURRENDER VALUE
             --------------------   --------------------  -----------
---------
    PREMIUMS Assuming Hypothetical  Assuming Hypothetical Assuming
Hypothetical
    ACCUM.       Gross Annual           Gross Annual          Gross
Annual
     AT 5%   Investment Return of   Investment Return of  Investment
Return of
END INTEREST --------------------   --------------------  -----------
---------
OF   PER     0%     6%      12%     0%      6%     12%    0%      6%
    12%
YEAR YEAR   Gross   Gross   Gross   Gross  Gross  Gross   Gross
Gross  Gross
---- ----   -----   -----   -----   -----  -----  -----   -----  ----
-  -----
1     5250  300000  300000  300000   3299    3534    3769   2406
2641   2876
2    10763  300000  300000  300000   6620    7298    8006   5727
6405   71123
3    16551  300000  300000  300000   9767   11103   12552   8874
10209   11658
4    22628  300000  300000  300000  12751   14957   17449  11857
14064   16556
5    29010  300000  300000  300000  15550   18843   22715  14657
17950   21822

6    35710  300000  300000  300000  18176   22771   28399  17372
21967   27595
7    42746  300000  300000  300000  20612   26725   34531  19897
26010   33816
8    50133  300000  300000  300000  22830   30678   41131  22204
30053   40506
9    57889  300000  300000  300000  24865   34667   48293  24329
34130   47757
10   66034  300000  300000  300000  26696   38671   56061  26249
38225   55614

11   74586  300000  300000  300000  28843   43303   65244  28486
42945   64886
12   83565  300000  300000  300000  30759   47979   75294  30491
47711   75026
13   92993  300000  300000  300000  32433   52696   86320  32254
52518   86141
14  102893  300000  300000  300000  33849   57448   98441  33760
57359   98352
15  113287  300000  300000  300000  34976   62214  111803  34976
62214  111803

20  173596  300000  300000  354577  34929   85394  203124  34929
85394  203124
25  250567  300000  300000  531701  19899  104110  343549  19899
104110  343549
30  348804  300000  300000  767866      0  110139  550738      0
110139  550738



Notes concerning this illustration:

(1) Assumes that no policy loans have been made.

(2) Guaranteed values reflect applicable Premium Expense Charges, guaranteed cost of insurance rates based on an allocation of specified amount as follows: $100,000 to base, $100,000 to the Accounting Benefit Rider, $100,000 to the Annual Renewable Term Rider, a monthly administrative charge of $25.00 per month in year 1 and $10.00 per month thereafter, the ABR specified amount charge, and a mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.

(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.

(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of -1.553 %, 4.353 %, and 10.26 % respectively, during the first ten policy years, and -1.060 %, 4.877 %, and 10.813 % thereafter.


The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner and prevailing rates. The death benefit and account value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by the company or the portfolios that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

            THE UNION CENTRAL LIFE INSURANCE COMPANY
-----------------------------------------------------------------
------------

VARIABLE UNIVERSAL LIFE INSURANCE

MALE ISSUE AGE: 45            EXECUTIVE EDGE        $ 300,000
SPECIFIED AMOUNT
PREFERRED                 $5,000 ANNUAL PREMIUM          DEATH
BENEFIT OPTION B
VARIABLE INVESTMENT       USING CURRENT CHARGES     CASH VALUE
ACCUMULATION TEST



CASH
                DEATH BENEFIT          ACCOUNT VALUE
SURRENDER VALUE
             --------------------   --------------------  -----------
---------
    PREMIUMS Assuming Hypothetical  Assuming Hypothetical Assuming
Hypothetical
    ACCUM.       Gross Annual           Gross Annual          Gross
Annual
     AT 5%   Investment Return of   Investment Return of  Investment
Return of
END INTEREST --------------------   --------------------  -----------
---------
OF   PER     0%     6%      12%     0%      6%      12%    0%      6%
    12%
YEAR YEAR   Gross   Gross   Gross   Gross  Gross   Gross   Gross
Gross  Gross
---- ----   -----   -----   -----   -----  -----   -----   -----  ---
--  -----
1     5250  303996  304257  304517   3996    4257    4517   3103
3363    3624
2    10763  307729  308490  309283   7729    8490    9283   6835
7596    8389
3    16551  311193  312690  314314  11193   12690   14314  10299
11797   13420
4    22628  314403  316867  319648  14403   16867   19648  13509
15974   18754
5    29010  317360  321017  325313  17360   21017   25313  16467
20123   24420

6    35710  320111  325181  331390  20111   25181   31390  19307
24377   30585
7    42746  322659  329361  337919  22659   29361   37919  21944
28646   37204
8    50133  325001  333552  344941  25001   33552   44941  24375
32926   44316
9    57889  327247  337863  352621  27247   37863   52621  26711
37327   52085
10   66034  329393  342295  361019  29393   42295   61019  28946
41848   60572

11   74586  332367  347882  371381  32367   47882   71381  32010
47524   71023
12   83565  335273  353702  382822  35273   53702   82822  35005
53434   82554
13   92993  338119  359777  395471  38119   59777   95471  37940
59598   95292
14  102893  340915  366127  409466  40915   66127  109466  40826
66038  109377
15  113287  343665  372771  424958  43665   72771  124958  43665
72771  124958

20  173596  353707  407477  527304  53707  107477  227304  53707
107477  227304
25  250567  358014  445519  691451  58014  145519  391451  58014
145519  391451
30  348804  354410  484984  955567  54410  184984  655567  54410
184984  655567


Notes concerning this illustration:

(1) Assumes that no policy loans have been made.

(2) Current values reflect applicable Premium Expense Charges, current cost of insurance rates based on an allocation of specified amount as follows: $100,000 to base, $100,000 to the Accounting Benefit Rider, $100,000 to the Annual Renewable Term Rider, a monthly administrative charge of $5.00 per month in year 1 and $5.00 per month thereafter, the ABR specified amount charge, and a mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.

(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.

(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of -1.553 %, 4.353 %, and 10.26 % respectively, during the first ten policy years, and -1.060 %, 4.877 %, and 10.813 % thereafter.



The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner and prevailing rates. The death benefit and account value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by the company or the portfolios that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                      THE UNION CENTRAL LIFE INSURANCE COMPANY
-----------------------------------------------------------------
---------


                     VARIABLE UNIVERSAL LIFE INSURANCE

MALE ISSUE AGE: 45         EXECUTIVE EDGE          $ 300,000
SPECIFIED AMOUNT
PREFERRED               $5,000 ANNUAL PREMIUM         DEATH BENEFIT
OPTION B
VARIABLE INVESTMENT    USING GUARANTEED CHARGES   CASH VALUE
ACCUMULATION TEST


CASH
                DEATH BENEFIT          ACCOUNT VALUE
SURRENDER VALUE
             --------------------   --------------------  -------
-------------
    PREMIUMS Assuming Hypothetical  Assuming Hypothetical
Assuming Hypothetical
    ACCUM.       Gross Annual           Gross Annual
Gross Annual
     AT 5%   Investment Return of   Investment Return of
Investment Return of
END INTEREST --------------------   --------------------  -------
-------------
OF   PER     0%     6%      12%     0%      6%     12%    0%
 6%     12%
YEAR YEAR   Gross   Gross   Gross   Gross  Gross  Gross   Gross
Gross  Gross
---- ----   -----   -----   -----   -----  -----  -----   -----
-----  -----
1     5250  303286  303520  303755   3286   3520    3755   2393
2627    2861
2    10763  306510  307181  307882   6510   7181    7882   5616
6288    6989
3    16551  309487  310800  312225   9487  10800   12225   8594
9906   11331
4    22628  312216  314367  316797  12216  14367   16797  11322
13473   15904
5    29010  314676  317855  321598  14676  17855   21598  13782
16962   20705

6    35710  316876  321267  326657  16876  21267   26657  16072
20463   25853
7    42746  318800  324578  331977  18800  24578   31977  18085
23863   31262
8    50133  320430  327760  337561  20430  27760   37561  19805
27135   36936
9    57889  321859  330900  343532  21859  30900   43532  21323
30364   42996
10   66034  323063  333966  349900  23063  33966   49900  22616
33519   49453

11   74586  325013  338020  357897  25013  38020   57897  24656
37662   57539
12   83565  326692  342012  366492  26692  42012   66492  26424
41744   66224
13   92993  328087  345925  375734  28087  45925   75734  27909
45746   75555
14  102893  329179  349731  385668  29179  49731   85668  29090
49642   85579
15  113287  329934  353386  396331  29934  53386   96331  29934
53386   96331

20  173596  327207  367435  461795  27207  67435  161795  27207
67435  161795
25  250567  308596  366854  550102   8596  66854  250102   8596
66854  250102
30  348804  264071  335328  662548      0  35328  362548      0
35328  362548


Notes concerning this illustration:

(1) Assumes that no policy loans have been made.

(2) Guaranteed values reflect applicable Premium Expense Charges, guaranteed cost of insurance rates based on an allocation of specified amount as follows: $100,000 to base, $100,000 to the Accounting Benefit Rider, $100,000 to the Annual Renewable Term Rider, a monthly administrative charge of $25.00 per month in year 1 and $10.00 per month thereafter, the ABR specified amount charge, and a mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.

(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.

(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of -1.553 %, 4.353 %, and 10.26 % respectively, during the first ten policy years, and -1.060 %, 4.877 %, and 10.813 % thereafter.


The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner and prevailing rates. The death benefit and account value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by the company or the portfolios that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

               OTHER POLICY BENEFITS AND PROVISIONS
---------------------------------------------------------------
Limits on Rights to Contest the Policy
Incontestability. Subject to state regulation, Union Central will not contest the policy, or any supplemental and/or rider benefits (except accidental death and/or disability benefits), after the policy or rider has been in force during the insured's lifetime for two years from the issue date or the effective date of the rider, unless fraud is involved. Any increase in the specified amount will be incontestable with respect to statements made in the evidence of insurability for that increase after the increase has been in force during the life of the insured for two years after the effective date of the increase.
Suicide Exclusion. Subject to state regulation, if the insured dies by suicide within two years after the issue date, we will not pay a death benefit. The policy will be terminated, and we will return the premium payments made before death, less any policy debt and any partial cash surrenders. If the insured dies by suicide within two years after an increase in specified amount that is subject to evidence of insurability, we will not pay any death benefit attributable to the increase. In such case, prior to calculating the death benefit, Union Central will restore to the cash value the sum of the monthly cost of insurance charges made for that increase.
Changes in the Policy or Benefits
Misstatement of Age or Sex. If the insured's age or sex has been misstated in the application for the policy or in any application for supplemental and/or rider benefits:
if the misstatement becomes known after the death of the insured, then the death benefit under the policy or such supplemental and/or rider benefits will be adjusted to the correct amount (reflecting the correct age or sex) for the monthly deduction made for the month in which death occurred;
if the misstatement becomes known during the lifetime of the insured, policy values will be adjusted to those based on the correct monthly deductions (reflecting the correct age or sex) since the policy date. If the policy's values are insufficient to cover the monthly deduction on the prior monthly date, the grace period will be deemed to have begun on such date, and notification will be sent to the owner at least 61 days prior to the end of the grace period.
Other Changes. At any time Union Central may make such changes in the policy as are necessary to assure compliance at all times with the definition of life insurance prescribed by the Internal Revenue Code or to make the policy conform with any law or regulation issued by any government agency to which it is subject.
When Proceeds Are Paid
Union Central will ordinarily pay any death benefit proceeds, loan proceeds, partial cash surrender proceeds, or full surrender proceeds within seven calendar days after receipt at the home office of all the documents required for such a payment. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the date of receipt of required documents. However, Union Central may delay making a payment or processing a transfer request if (1) the New York Stock Exchange is closed for other than a regular holiday or weekend, trading on the New York Stock Exchange is restricted by the SEC, or the SEC declares that an emergency exists as a result of which the disposal or valuation of separate account assets is not reasonably practicable; or (2) the SEC by order permits postponement of payment to protect Union Central's policy owners. See also "Payment Deferral from the Guaranteed Account," page 20. Reports to Policy Owners
Each year you will be sent a report at your last known address showing, as of the end of the current report period: account value; cash value; death benefit; amount of interest credited to the guaranteed account; change in value of the variable account; premiums paid since the last report; loans; partial cash surrenders; expense charges; and cost of insurance charges since the prior report; and any other information required by law. You will also be sent an annual and a semi-annual report for each portfolio underlying a subdivision to which you have allocated account value, including a list of the securities held in each portfolio, as required by the 1940 Act. In addition, when you pay premium payments, or if you take out a loan, transfer amounts or make partial cash surrenders, you will receive a written confirmation of these transactions.
Assignment
The policy may be assigned in accordance with its terms. In order for any assignment to be binding upon Union Central, it must be in writing and filed at the home office. Once Union Central has received a signed copy of the assignment, the owner's rights and the interest of any beneficiary (or any other person) will be subject to the assignment. Union Central assumes no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any policy debt. Assigning the policy may have tax consequences. You should consult counsel or another competent tax adviser before assigning the policy.
Reinstatement
The policy may be reinstated within five years after lapse and before the maturity date, subject to compliance with certain conditions, including the payment of a necessary premium payment and submission of satisfactory evidence of insurability. See your policy for further information.
Supplemental and/or Rider Benefits
The following supplemental and/or rider benefits may be available and added to your policy. Any monthly charges for these benefits and/or riders will be deducted from your account value as part of the monthly deduction (see page 21). The supplemental and/or rider benefits available with the policies provide fixed benefits that do not vary with the investment experience of the separate account.
Term Insurance Rider for Other Insured Persons. Provides a death benefit amount payable on the death of other insured persons specified. The other insured death benefit amount may be changed, subject to certain conditions. In addition, the rider coverage may be converted to a new policy on the other insured, subject to certain conditions.
Scheduled Increase Option Rider for the Insured. Provides for automatic increases in the specified amount on each annual date, subject to the terms of the rider; the amount of the increase is specified in the rider. The rate class applicable to the scheduled increases will be the rate class of the insured on the issue date of the rider. There is no cost for this rider. Guaranteed Death Benefit Rider (No-Lapse Rider in Maryland). Provides that the policy will remain in force and will not lapse before the expiration date of the rider shown on the schedule page of your contract, provided that the sum of premium payments to date, less any partial cash surrenders and any policy debt, equals or exceeds the minimum monthly premium for the rider times the number of policy months since the policy date. The rider extends the minimum guaranteed period under your policy from three years to thirty years or until you are 65 years old, whichever occurs earlier. This rider terminates on any monthly date when the sum of premium payments, less any partial cash surrenders and any policy debt, is less than the minimum monthly premium for the rider multiplied by the number of policy months since the policy date. Once terminated, this rider will not be reinstated. This rider is not available for all ages and rate classes, in all states, or under certain circumstances where the Term Insurance Rider for Other Insured Persons is also added to the policy.
Cost of Living Rider for the Insured. Provides for automatic increases in the specified amount on each annual date, subject to the terms of the rider; the amount of the increase will be based on increases in the Consumer Price Index, as specified in the rider. The rate class applicable to the cost of living increases will be the rate class of the insured on the issue date of the rider. There is no cost for this rider.
Guaranteed Insurability Option Rider. Provides the right to increase the specified amount on each option date by the benefit amount shown in the rider. No evidence of insurability will be required. Option dates are the annual dates nearest the insured's 25th, 28th, 31st, 34th, 37th, and 40th birthdays. Option dates may be advanced in the event of the insured's marriage or adoption of a child.
Accidental Death Benefit Rider. Provides an additional death benefit payable if the insured's death results from certain accidental causes. There is no cash value for this benefit.
Total Disability Benefit Rider - Waiver of Monthly Deduction. Provides for waiver of the monthly deduction during the total disability of the insured.
Total Disability Benefit Rider - Policy Continuation to Maturity Date Not Guaranteed. Provides for the crediting to the policy as premium payments the monthly total disability benefit set forth in the rider during the total disability of the insured. Children's Insurance Rider. Provides a death benefit payable on the death of a child of the insured. More than one child can be covered. There is no cash value for this benefit.
Insurance Exchange Rider. Provides the right to exchange the policy for a new policy on the life of a substitute insured. Exercise of the right is subject to satisfactory evidence of insurability of the substitute insured, and may result in a cost or credit to the owner. The new policy can be any adjustable life insurance policy issued by Union Central at the time the exchange privilege is exercised. The policy date for the new policy will generally be the same as the policy date of the exchanged policy; the issue date for the new policy will be the date of exchange. The initial cash value under the new policy will be the same as the cash value of the policy on the date of the exchange. There is no cost for this rider, and there are no charges or other fees imposed under the policy or the new policy at the time of the exchange. For purposes of calculating any surrender charges subsequently imposed on the policy acquired by exchange, we will take into account the number of policy years that this policy, and the policy acquired by exchange, have been in force. Exercise of this rider will result in a taxable exchange.
Accelerated Benefits Rider. Provides for an accelerated payment of up to 50% of the policy's death benefit (up to a maximum benefit of $500,000). This advance payment of the death benefit will be available if you are diagnosed as terminally ill, as defined in the rider. Certain charges will apply. Payment will be subject to evidence satisfactory to Union Central. You should consult your counsel or another competent tax adviser before you request accelerated payment.
Maturity Extension Endorsement. Provides the right, within two years of the maturity date defined in your policy, to extend the maturity date to either the date of the insured's death or the date you request full surrender of the policy, whichever occurs first. If you exercise this extension option, the following will occur: all other riders attached to your policy will terminate on the original maturity date; after the maturity date has been extended, the account value will continue to vary based on investment experience and we will continue to charge interest on policy loans, but we will no longer accept new premium payments or deduct charges for cost of insurance or monthly expenses. There is no cost for this endorsement. The tax consequences associated with continuing the policy beyond age 100 are unclear. Counsel or another competent tax adviser should be consulted. ADDITIONAL RULES AND LIMITS APPLY TO THESE SUPPLEMENTAL AND/OR RIDER BENEFITS. NOT ALL SUCH BENEFITS MAY BE AVAILABLE AT ANY TIME AND IN ANY GIVEN STATE, AND SUPPLEMENTAL AND/OR RIDER BENEFITS IN ADDITION TO THOSE LISTED ABOVE MAY BE MADE AVAILABLE. PLEASE ASK YOUR UNION CENTRAL AGENT FOR FURTHER INFORMATION, OR CONTACT THE HOME OFFICE.
Addition, Deletion or Substitution of Investments
Union Central reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the separate account or that the separate account may purchase. If the shares of a portfolio are no longer available for investment or if in Union Central's judgment further investment in any portfolio should become inappropriate in view of the purposes of the separate account, Union Central may redeem the shares, if any, of that portfolio and substitute shares of another registered open-end management company or unit investment trust without owner consent. The substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premium payments, or both. Union Central will not substitute any shares attributable to a policy's interest in the separate account without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. Union Central may close subaccounts to allocations of premium payments or account value, or both, at any time in its sole discretion.
Union Central also reserves the right to establish additional subaccounts of the separate account, each of which would invest in shares corresponding to a new portfolio or in shares of another investment company having a specific investment objective. Subject to applicable law and any required SEC approval, Union Central may in its sole discretion establish new subaccounts or eliminate one or more subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new subaccount may be made available to existing owner(s) on a basis to be determined by Union Central.
If any of these substitutions or changes are made, Union Central may by appropriate endorsement change the policy to reflect the substitution or other change. If Union Central deems it to be in the best interests of owner(s), and subject to any approvals that may be required under applicable law, the separate account may be operated as a management company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other Union Central separate accounts. Union Central reserves the right to make any changes to the separate account required by the 1940 Act or other applicable law or regulation.
Voting Rights
Union Central is the legal owner of shares held by the subaccounts and as such has the right to vote on all matters submitted to shareholders of the portfolios. However, as required by law, Union Central will vote shares held in the subaccounts at regular and special meetings of shareholders of the portfolios in accordance with instructions received from owners with account value in the subdivisions. Should the applicable federal securities laws, regulations or interpretations thereof change, Union Central may be permitted to vote shares of the portfolios in its own right, and if so, Union Central may elect to do so.
To obtain voting instructions from owners, before a meeting owners will be sent voting instruction material, a voting instruction form and any other related material. The number of shares held by each subaccount for which an owner may give voting instructions is currently determined by dividing the portion of the owner's account value in the subdivision corresponding to the subaccount by the net asset value of one share of the applicable portfolio. Fractional votes will be counted. The number of votes for which an owner may give instructions will be determined as of the date coincident with the date established by the fund for determining shareholders eligible to vote at the relevant meeting of the fund. Shares held by a subaccount for which no timely instructions are received will be voted by Union Central in the same proportion as those shares for which voting instructions are received.
Union Central may, if required by state insurance officials, disregard owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the portfolios, or to approve or disapprove an investment advisory agreement. In addition, Union Central may under certain circumstances disregard voting instructions that would require changes in the investment advisory agreement or investment adviser of one or more of the portfolios, provided that Union Central reasonably disapproves of such changes in accordance with applicable federal regulations. If Union Central ever disregards voting instructions, owners will be advised of that action and of the reasons for such action in the next semiannual report. Finally, Union Central reserves the right to modify the manner in which the weight to be given to pass-through voting instructions is calculated when such a change is necessary to comply with current federal regulations or the current interpretation thereof.
Participating
The policy is issued on a participating basis, and as such is eligible to share in Union Central's profits and surplus to the extent determined by our Board of Directors in its sole discretion. Union Central does not currently anticipate that the policies will participate in profits or surplus in the foreseeable future.
State Variations
Certain policy features, including the "free look," incontestability, and suicide provisions, are subject to state variation. The owner should read his or her policy carefully to determine whether any variations apply in the state in which the policy is issued.
                      TAX CONSIDERATIONS
---------------------------------------------------------------
Introduction
The following summary provides a general description of the Federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or another competent tax adviser should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.
Tax Status of the Policy
In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in Internal Revenue Code Section 7702. Guidance as to how these requirements are to be applied is limited with respect to policies issued on a substandard basis. Nevertheless, we believe it is reasonable to conclude that our policies satisfy the applicable requirements. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to modify the policy as necessary in order to do so.
Section 7702 provides that if one of two alternate tests is met, a policy will be treated as a life insurance policy for federal income tax purposes. These tests are referred to as the "cash value accumulation test" and the "guideline premium test".
Under the cash value accumulation test, there is no limit to the amount that may be paid in premiums as long as there is enough death benefit in relation to account value at all times. The death benefit at all times must be at least equal to an actuarially determined factor, depending on the insured person's age, sex, and premium class at any point in time, multiplied by the account value. A table of the Cash Value Accumulation Test factors can be found in Appendix B.
The guideline premium test provides for a maximum premium in relation to the death benefit, and a minimum "corridor" of death benefit in relation to account value. A table of the Guideline Premium Test applicable percentages can also be found in Appendix B.
This policy allows the owner to choose, at the time of application, which of these tests we will apply to the policy. Your choice cannot be changed. Without regard to which test you choose, we will at all times assure that the policy meets the statutory definition which qualifies the policy as life insurance for federal income tax purposes. In addition, as long as the policy remains in force, increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until there is a distribution from the policy, such as a partial withdrawal or loan.
In certain circumstances, owners of variable life insurance policies have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to variable account assets. There is little guidance in this area, and some features of the policy, such as the flexibility of the owner to allocate premium payments and account value, have not been explicitly addressed in published rulings. While we believe that the policy does not give the owner investment control over variable account assets, we reserve the right to modify the policy as necessary to prevent the owner from being treated as the owner of the variable account assets supporting the policy.
In addition, the Code requires that the investments of the subaccounts be "adequately diversified" in order for the policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the subaccounts, through the portfolios, will satisfy these diversification requirements.
The following discussion assumes that the policy will qualify as a life insurance contract for Federal income tax purposes.
Tax Treatment of Policy Benefits
In General. We believe that the death benefit under a policy should be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each owner or beneficiary.
Counsel or another competent tax adviser should be consulted on these consequences.
Generally, the owner of a policy will not be deemed to be in constructive receipt of the account value until there is a distribution. When distributions from a policy occur, or when loans are taken out from or secured by a policy, the tax consequences depend on whether the policy is classified as a "Modified Endowment Contract."
Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the policy as to premium payments and benefits, the individual circumstances of each policy will determine whether it is classified as a Modified Endowment Contract. The rules are too complex to be summarized here, but generally depend on the amount of premium payments made during the first seven policy years. Certain changes in a policy after it is issued could also cause it to be classified as a Modified Endowment Contract. A current or prospective owner should consult with a competent adviser to determine whether a policy transaction will cause the policy to be classified as a Modified Endowment Contract.
Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

(1) All distributions other than death benefits from a Modified Endowment Contract, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the owner's investment in the policy only after all gain has been distributed.

(2) Loans taken from or secured by a policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

(3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the owner has attained age 59-1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of the owner and the owner's beneficiary or designated beneficiary.

If a policy becomes a modified endowment contract, distributions that occur during the policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.
Multiple Policies. All Modified Endowment Contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.
Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a policy that is not classified as a modified endowment contract are generally treated first as a recovery of the owner's investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance contract for Federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.
Loans from or secured by a policy that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences of a loan after the tenth policy year are less clear and counsel or another competent tax adviser should be consulted about such loans.
Finally, neither distributions from nor loans from or secured by a policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.
Investment in the Policy. Your investment in the policy is generally your aggregate premiums. When a distribution is taken from the policy, your investment in the policy is reduced by the amount of the distribution that is tax-free.
Policy Loans. In general, interest on a policy loan will not be deductible. Before taking out a policy loan, you should consult counsel or another competent tax adviser as to the tax consequences.
Continuation of Policy Beyond Age 100. The tax consequences of continuing the policy beyond the insured's 100th year are unclear. You should consult counsel or another competent tax adviser if you intend to keep the policy in force beyond the insured's 100th year.
Business Uses of the Policy. Businesses can use the policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, you should consult counsel or another competent tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued guidance relating to split dollar arrangements. Any business contemplating the purchase of a new policy or a change in an existing policy should consult counsel or another competent tax adviser.
Alternative Minimum Tax. There may also be an indirect tax upon the income in the policy or the proceeds of a policy under the Federal corporate alternative minimum tax, if you are subject to that tax.
Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult counsel or another competent tax adviser with respect to legislative developments and their effect on the policy.
Accelerated Benefits Rider. We believe that payments received under the accelerated benefit rider should be fully excludible from the gross income of the beneficiary if the beneficiary is the insured under the policy. However, you should consult counsel or another competent tax adviser about the consequences of adding this rider to a policy or requesting payment under this rider. Possible Charges for Union Central's Taxes
At the present time, Union Central makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the subaccounts or to the policies. We reserve the right to charge the subaccounts for any future taxes or economic burden we may incur.

    OTHER INFORMATION ABOUT THE POLICIES AND UNION CENTRAL
---------------------------------------------------------------
Sale of the Policies
The policies will be offered to the public on a continuous basis, but we reserve the right to discontinue the offering. Applications for policies are solicited by agents who are licensed by applicable state insurance authorities and appointed by us to sell our variable life contracts and who are also registered representatives of Carillon Investments, Inc. ("Carillon Investments") or of a broker-dealer that has entered into a selling agreement with Carillon Investments. The address of Carillon Investments, one of our wholly-owned subsidiaries, is 1876 Waycross Road, Cincinnati, Ohio 45240. Carillon Investments is an Ohio corporation, formed on November 9, 1983, and qualified to do business in all fifty states. Carillon Investments is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.
Carillon Investments acts as the principal underwriter (as defined in the 1940 Act) for the separate account, pursuant to an underwriting agreement between Union Central and Carillon Investments. Carillon Investments is not obligated to sell any specific number of policies. Selling agents may be paid a maximum of 50% of planned periodic premiums attributed to the base specified amount paid up to an amount equal to one "target premium," plus 2% of any other first-year premiums. In addition, selling agents may be paid a maximum of 15% of planned periodic premiums attributed to the ABR specified amount paid up to an amount equal to one "target premium". A "target premium" is an amount of premium based on the insured's age at issue, sex, rate class, specified amount, and supplemental and/or rider benefits. ART specified amount does not have planned periodic premiums attributable to it. Selling agents may also receive service fees in policy years after the first, additional compensation based on persistency or other policy-related factors, as well as non-cash compensation. We may also compensate sales managers.
Carillon Investments will receive the 12b-1 fees assessed against Class 2 shares of the Seligman Communications and Information Portfolio and the Seligman Small-Cap Value Portfolio, and the Templeton International Securities Fund Class 2 portfolio attributable to the policies as compensation for providing certain services.
Union Central Directors and Executive Officers
See Appendix A for a list of the names, ages, addresses and principal occupations of Union Central's directors and executive officers.
State Regulation
Union Central is subject to regulation by the Department of Insurance of the State of Ohio, which periodically examines the financial condition and operations of Union Central. Union Central is also subject to the insurance laws and regulations of all jurisdictions where it does business. The policy described in this prospectus has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold. Union Central is required to submit annual statements of operations, including financial statements, to the insurance departments of the various jurisdictions where it does business to determine solvency and compliance with applicable insurance laws and regulations.
Additional Information
A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees, or by accessing the SEC's website at http://www.sec.gov.
Experts
The financial statements of Carillon Life Account at December 31, 2000 and 1999 and for the periods then ended, and of The Union Central Life Insurance Company at December 31, 2000 and 1999 and for the years then ended, appearing in this Prospectus and Registration Statement, have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Actuarial Matters
Actuarial matters included in this prospectus have been examined by Kristal E. Hambrick, FSA, MAAA, of Union Central, whose opinion is filed as an exhibit to the Registration Statement. Litigation
No litigation is pending that would have a material effect upon the separate account.
Legal Matters
Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.
Financial Statements
The financial statements of the separate account and of Union Central appear on the pages following the appendices. The financial statements of Union Central should be distinguished from financial statements of the separate account and should be considered only as bearing upon Union Central's ability to meet its obligations under the policies.

                          APPENDIX A
-----------------------------------------------------------------
------------
       UNION CENTRAL DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the name, address and principal occupations during the past five years of each of Union Central's directors and executive officers.

Name and
Principal Business Address        Positions with Depositor and Background
--------------------------        ---------------------------------------
James M. Anderson Director,       Union Central; President and CEO,
3333 Burnet Avenue                Children's Hospital Medical Center; prior to
Cincinnati, Ohio 45219            1996, Secretary, Access Corporation

William A. Friedlander            Director, Union Central; Chairman,
36 East Fourth Street             Bartlett & Co.
Cincinnati, Ohio  45202

John H. Jacobs(1)                 Director, President and Chief Executive
                                  Officer, Union Central

William G. Kagler Director,       Union Central; former Chairman of
18 Hampton Court                  the Board, Swallen's, Inc.; prior to
Cincinnati, Ohio  45208           November, 1995, various executive positions
                                  with Skyline Chili, Inc.

Lawrence A. Leser                 Director, Union Central; Retired Chairman,
312 Walnut Street                 and Chief Executive Officer, The E. W.
Cincinnati, Ohio  45202           Scripps Company

Francis V. Mastrianna, Ph.D.      Director, Union Central; Dean, College of
Slippery Rock University          Information Science and Business
Slippery Rock, PA 16057           Administration, Slippery Rock University
                                  of Pennsylvania

Mary D. Nelson, FSA               Director, Union Central; Former President,
105 West Fourth Street            Nelson and Company
Cincinnati, Ohio  45202

Thomas E. Petry                   Director, Union Central; Former Chairman of
250 East Fifth Street, Suite 500  the Board and CEO, Eagle-Picher Industries,
Cincinnati, Ohio  45202           Inc.

Larry R. Pike(1)                  Chairman of the Board and Immediate Past
                                  CEO, Union Central

Myrtis H. Powell, Ph.D.           Director, Union Central; Vice President of
Miami University                  Student Affairs, Miami University
113 Warfield Hall
Oxford, Ohio 45056

Dudley S. Taft                    Director, Union Central; President, Taft
312 Walnut Street, Suite 3550     Broadcasting Company
Cincinnati, Ohio  45202

John M. Tew, Jr., M.D.            Director, Union Central; Professor and
506 Oak Street Chairman,          Department of Neurosurgery,
Cincinnati, Ohio  45219           University of Cincinnati Medical Center,
                                  and Member, Mayfield Clinic

Stephen R. Hatcher(1)             Executive Vice President and Chief Financial
                                  Officer, Union Central

Dale D. Johnson(1)                Senior Vice President, Union Central

Gerald A. Lockwood(1)             Senior Vice President and Corporate Actuary,
                                  Union Central

David F. Westerbeck(1)            Executive Vice President, General Counsel
                                  and Secretary, Union Central

(1) The principal business address of the person designated is 1876 Waycross Road, Cincinnati, Ohio 45240.

                    APPENDIX B
-----------------------------------------------------------

              APPLICABLE PERCENTAGES
             FOR GUIDELINE PREMIUM TEST


Attained             Attained             Attained             Attained
Age      Percentage  Age      Percentage  Age      Percentage  Age      Percentage
----------------------------------------------------------------------------------

0-40      250%        50       185%        60       130%        70       115%
 41       243%        51       178%        61       128%        71       113%
 42       236%        52       171%        62       126%        72       111%
 43       229%        53       164%        63       124%        73       109%
 44       222%        54       157%        64       122%        74       107%
 45       215%        55       150%        65       120%       75-90     105%
 46       209%        56       146%        66       119%        91       104%
 47       203%        57       142%        67       118%        92       103%
 48       197%        58       138%        68       117%        93       102%
 49       191%        59       134%        69       116%        94       101%
                                                               95+       100%

                                       CASH VALUE ACCUMULATION TEST FACTORS
                                       ------------------------------------
                Male          Female        Unisex                     Male          Female        Unisex
Attained Male   Non-   Female Non-   Unisex Non-       Attained Male   Non-   Female Non-   Unisex Non-
Age      Smoker Smoker Smoker Smoker Smoker Smoker     Age      Smoker Smoker Smoker Smoker Smoker Smoker
 0       10.31  12.33  12.91  14.40  10.94  12.69      50        2.22   2.62   2.67   2.95   2.35   2.68
 1       10.30  12.43  12.84  14.39  10.93  12.78      51        2.16   2.54   2.60   2.86   2.28   2.60
 2       10.00  12.10  12.47  14.00  10.62  12.44      52        2.10   2.46   2.53   2.78   2.22   2.52
 3        9.70  11.76  12.11  13.60  10.30  12.09      53        2.05   2.39   2.46   2.69   2.16   2.44
 4        9.41  11.43  11.74  13.21   9.98  11.74      54        1.99   2.31   2.39   2.61   2.10   2.37
 5        9.12  11.10  11.38  12.82   9.68  11.40      55        1.94   2.24   2.33   2.53   2.05   2.30
 6        8.83  10.76  11.03  12.43   9.37  11.06      56        1.89   2.18   2.26   2.46   2.00   2.23
 7        8.55  10.44  10.68  12.05   9.07  10.72      57        1.85   2.12   2.20   2.39   1.95   2.17
 8        8.27  10.11  10.34  11.68   8.78  10.39      58        1.80   2.06   2.15   2.32   1.90   2.10
 9        7.99   9.79  10.01  11.32   8.49  10.06      59        1.76   2.00   2.09   2.25   1.86   2.04
10        7.73   9.47   9.68  10.96   8.20   9.73      60        1.72   1.94   2.04   2.18   1.82   1.99
11        7.46   9.16   9.36  10.61   7.93   9.42      61        1.68   1.89   1.98   2.12   1.77   1.93
12        7.21   8.86   9.05  10.26   7.66   9.11      62        1.65   1.84   1.93   2.06   1.73   1.88
13        6.97   8.58   8.76   9.93   7.40   8.82      63        1.61   1.79   1.88   2.00   1.70   1.83
14        6.74   8.31   8.47   9.62   7.16   8.54      64        1.58   1.75   1.83   1.94   1.66   1.78
15        6.52   8.06   8.19   9.31   6.93   8.28      65        1.55   1.70   1.79   1.89   1.63   1.74
16        6.33   7.82   7.93   9.01   6.72   8.03      66        1.52   1.66   1.74   1.84   1.59   1.69
17        6.15   7.59   7.67   8.73   6.52   7.79      67        1.49   1.62   1.70   1.79   1.56   1.65
18        5.97   7.37   7.43   8.45   6.33   7.56      68        1.46   1.58   1.66   1.74   1.53   1.61
19        5.80   7.16   7.19   8.18   6.15   7.34      69        1.43   1.55   1.63   1.70   1.50   1.58
20        5.64   6.95   6.96   7.92   5.97   7.13      70        1.41   1.51   1.59   1.65   1.48   1.54
21        5.48   6.75   6.74   7.67   5.80   6.92      71        1.39   1.48   1.55   1.61   1.45   1.51
22        5.32   6.55   6.53   7.42   5.63   6.71      72        1.36   1.45   1.52   1.57   1.43   1.48
23        5.17   6.36   6.32   7.18   5.47   6.51      73        1.34   1.42   1.48   1.53   1.40   1.45
24        5.02   6.17   6.11   6.95   5.30   6.31      74        1.32   1.39   1.45   1.50   1.38   1.42
25        4.87   5.98   5.91   6.73   5.14   6.11      75        1.30   1.37   1.42   1.46   1.36   1.39
26        4.72   5.79   5.72   6.51   4.98   5.92      76        1.29   1.34   1.39   1.43   1.34   1.36
27        4.57   5.60   5.54   6.30   4.83   5.73      77        1.27   1.32   1.37   1.40   1.32   1.34
28        4.43   5.42   5.36   6.09   4.67   5.55      78        1.25   1.30   1.34   1.37   1.31   1.32
29        4.29   5.25   5.18   5.89   4.53   5.37      79        1.24   1.28   1.32   1.35   1.29   1.30
30        4.15   5.08   5.01   5.70   4.38   5.19      80        1.23   1.26   1.30   1.32   1.27   1.28
31        4.01   4.91   4.85   5.51   4.24   5.02      81        1.21   1.24   1.28   1.30   1.26   1.26
32        3.88   4.75   4.69   5.33   4.10   4.85      82        1.20   1.23   1.26   1.27   1.24   1.24
33        3.76   4.59   4.54   5.15   3.97   4.69      83        1.19   1.21   1.24   1.25   1.23   1.22
34        3.64   4.44   4.39   4.98   3.84   4.54      84        1.18   1.20   1.22   1.23   1.22   1.21
35        3.52   4.29   4.25   4.81   3.72   4.39      85        1.17   1.18   1.20   1.21   1.20 ..1.19
36        3.41   4.15   4.11   4.65   3.60   4.24      86        1.16   1.17   1.19   1.20   1.19   1.18
37        3.30   4.01   3.98   4.50   3.48   4.10      87        1.15   1.16   1.18   1.18   1.18   1.17
38        3.19   3.88   3.85   4.35   3.37   3.96      88        1.14   1.15   1.16   1.17   1.17   1.15
39        3.09   3.75   3.73   4.21   3.26   3.83      89        1.13   1.14   1.15   1.15   1.16   1.14
40        2.99   3.63   3.61   4.07   3.16   3.71      90        1.12   1.13   1.14   1.14   1.15   1.13
41        2.90   3.51   3.50   3.94   3.06   3.59      91        1.12   1.12   1.13   1.13   1.14   1.12
42        2.81   3.39   3.39   3.81   2.97   3.47      92        1.11   1.11   1.11   1.11   1.13   1.11
43        2.73   3.28   3.29   3.69   2.88   3.36      93        1.10   1.10   1.10   1.10   1.12   1.10
44        2.65   3.18   3.19   3.57   2.79   3.25      94        1.09   1.09   1.09   1.09   1.11   1.09
45        2.57   3.07   3.10   3.46   2.71   3.14      95        1.07   1.07   1.08   1.08   1.10   1.08
46        2.49   2.98   3.00   3.35   2.63   3.04      96        1.06   1.06   1.06   1.06   1.08   1.06
47        2.42   2.88   2.92   3.25   2.56   2.95      97        1.05   1.05   1.05   1.05   1.07   1.05
48        2.35   2.79   2.83   3.15   2.48   2.86      98        1.03   1.03   1.03   1.03   1.05   1.03
49        2.29   2.70   2.75   3.05   2.41   2.77      99        1.02   1.02   1.02   1.02   1.04   1.02

               APPENDIX C

        ENHANCED DEATH BENEFIT OPTION TABLES
        ------------------------------------
             GUIDELINE PREMIUM TEST
               NINE YEAR CORRIDOR
               ------------------
ATTAINED                    ATTAINED
AGE        PERCENTAGE       AGE         PERCENTAGE

41          243.00%         71          113.00%
42          236.00          72          111.00
43          229.00          73          109.00
44          222.00          74          107.00
45          215.00          75          105.00

46          209.00          76          105.00
47          203.00          77          105.00
48          197.00          78          105.00
49          191.00          79          105.00
50          185.00          80          105.00

51          178.00          81          109.20
52          171.00          82          113.40
53          164.00          83          117.60
54          157.00          84          121.80
55          150.00          85          126.00

56          146.00          86          121.80
57          142.00          87          117.60
58          138.00          88          113.40
59          134.00          89          109.20
60          130.00          90          105.00

61          128.00          91          104.00
62          126.00          92          103.00
63          124.00          93          102.00
64          122.00          94          101.00
65          120.00          95 and over 100.00

66          119.00
67          118.00
68          117.00
69          116.00
70          115.00

        ENHANCED DEATH BENEFIT OPTION TABLES

               GUIDELINE PREMIUM TEST
                FIFTEEN YEAR CORRIDOR
                ---------------------
ATTAINED                    ATTAINED
AGE         PERCENTAGE      AGE         PERCENTAGE
41          243.00%         71          113.00%
42          236.00          72          111.00
43          229.00          73          109.00
44          222.00          74          107.00
45          215.00          75          105.00

46          209.00          76          105.00
47          203.00          77          105.00
48          197.00          78          107.63
49          191.00          79          110.25
50          185.00          80          112.88

51          178.00          81          115.50
52          171.00          82          118.13
53          164.00          83          120.75
54          157.00          84          123.38
55          150.00          85          126.00

56          146.00          86          123.38
57          142.00          87          120.75
58          138.00          88          118.13
59          134.00          89          115.50
60          130.00          90          112.88

61          128.00          91          109.20
62          126.00          92          105.58
63          124.00          93          102.00
64          122.00          94          101.00
65          120.00          95 and over 100.00

66          119.00
67          118.00
68          117.00
69          116.00
70          115.00

                           Nine Year Corridor-Cash Value Accumulation Test

                Male          Female        Unisex                     Male          Female        Unisex
Attained Male   Non-   Female Non-   Unisex Non-       Attained Male   Non-   Female Non-   Unisex Non-
Age      Smoker Smoker Smoker Smoker Smoker Smoker     Age      Smoker Smoker Smoker Smoker Smoker Smoker
 0       10.31  12.33  12.91  14.40  10.94  12.69      50        2.22   2.62   2.67   2.95   2.35   2.68
 1       10.30  12.43  12.84  14.39  10.93  12.78      51        2.16   2.54   2.60   2.86   2.28   2.60
 2       10.00  12.10  12.47  14.00  10.62  12.44      52        2.10   2.46   2.53   2.78   2.22   2.52
 3        9.70  11.76  12.11  13.60  10.30  12.09      53        2.05   2.39   2.46   2.69   2.16   2.44
 4        9.41  11.43  11.74  13.21   9.98  11.74      54        1.99   2.31   2.39   2.61   2.10   2.37
 5        9.12  11.10  11.38  12.82   9.68  11.40      55        1.94   2.24   2.33   2.53   2.05   2.30
 6        8.83  10.76  11.03  12.43   9.37  11.06      56        1.89   2.18   2.26   2.46   2.00   2.23
 7        8.55  10.44  10.68  12.05   9.07  10.72      57        1.85   2.12   2.20   2.39   1.95   2.17
 8        8.27  10.11  10.34  11.68   8.78  10.39      58        1.80   2.06   2.15   2.32   1.90   2.10
 9        7.99   9.79  10.01  11.32   8.49  10.06      59        1.76   2.00   2.09   2.25   1.86   2.04
10        7.73   9.47   9.68  10.96   8.20   9.73      60        1.72   1.94   2.04   2.18   1.82   1.99
11        7.46   9.16   9.36  10.61   7.93   9.42      61        1.68   1.89   1.98   2.12   1.77   1.93
12        7.21   8.86   9.05  10.26   7.66   9.11      62        1.65   1.84   1.93   2.06   1.73   1.88
13        6.97   8.58   8.76   9.93   7.40   8.82      63        1.61   1.79   1.88   2.00   1.70   1.83
14        6.74   8.31   8.47   9.62   7.16   8.54      64        1.58   1.75   1.83   1.94   1.66   1.78
15        6.52   8.06   8.19   9.31   6.93   8.28      65        1.55   1.70   1.79   1.89   1.63   1.74
16        6.33   7.82   7.93   9.01   6.72   8.03      66        1.52   1.66   1.74   1.84   1.59   1.69
17        6.15   7.59   7.67   8.73   6.52   7.79      67        1.49   1.62   1.70   1.79   1.56   1.65
18        5.97   7.37   7.43   8.45   6.33   7.56      68        1.46   1.58   1.66   1.74   1.53   1.61
19        5.80   7.16   7.19   8.18   6.15   7.34      69        1.43   1.55   1.63   1.70   1.50   1.58
20        5.64   6.95   6.96   7.92   5.97   7.13      70        1.41   1.51   1.59   1.65   1.48   1.54
21        5.48   6.75   6.74   7.67   5.80   6.92      71        1.39   1.48   1.55   1.61   1.45   1.51
22        5.32   6.55   6.53   7.42   5.63   6.71      72        1.36   1.45   1.52   1.57   1.43   1.48
23        5.17   6.36   6.32   7.18   5.47   6.51      73        1.34   1.42   1.48   1.53   1.40   1.45
24        5.02   6.17   6.11   6.95   5.30   6.31      74        1.32   1.39   1.45   1.50   1.38   1.42
25        4.87   5.98   5.91   6.73   5.14   6.11      75        1.30   1.37   1.42   1.46   1.36   1.39
26        4.72   5.79   5.72   6.51   4.98   5.92      76        1.29   1.34   1.39   1.43   1.34   1.36
27        4.57   5.60   5.54   6.30   4.83   5.73      77        1.27   1.32   1.37   1.40   1.32   1.34
28        4.43   5.42   5.36   6.09   4.67   5.55      78        1.25   1.30   1.34   1.37   1.31   1.32
29        4.29   5.25   5.18   5.89   4.53   5.37      79        1.24   1.28   1.32   1.35   1.29   1.30
30        4.15   5.08   5.01   5.70   4.38   5.19      80        1.23   1.26   1.30   1.32   1.27   1.28
31        4.01   4.91   4.85   5.51   4.24   5.02      81        1.26   1.29   1.33   1.35   1.31   1.31
32        3.88   4.75   4.69   5.33   4.10   4.85      82        1.30   1.33   1.36   1.38   1.34   1.34
33        3.76   4.59   4.54   5.15   3.97   4.69      83        1.33   1.36   1.39   1.40   1.38   1.37
34        3.64   4.44   4.39   4.98   3.84   4.54      84        1.37   1.39   1.42   1.43   1.41   1.40
35        3.52   4.29   4.25   4.81   3.72   4.39      85        1.40   1.42   1.45   1.46   1.45   1.43
36        3.41   4.15   4.11   4.65   3.60   4.24      86        1.34   1.36   1.38   1.39   1.38   1.37
37        3.30   4.01   3.98   4.50   3.48   4.10      87        1.29   1.30   1.32   1.32   1.32   1.31
38        3.19   3.88   3.85   4.35   3.37   3.96      88        1.23   1.24   1.26   1.26   1.27   1.25
39        3.09   3.75   3.73   4.21   3.26   3.83      89        1.18   1.18   1.20   1.20   1.21   1.19
40        2.99   3.63   3.61   4.07   3.16   3.71      90        1.12   1.13   1.14   1.14   1.15   1.13
41        2.90   3.51   3.50   3.94   3.06   3.59      91        1.12   1.12   1.13   1.13   1.14   1.12
42        2.81   3.39   3.39   3.81   2.97   3.47      92        1.11   1.11   1.11   1.11   1.13   1.11
43        2.73   3.28   3.29   3.69   2.88   3.36      93        1.10   1.10   1.10   1.10   1.12   1.10
44        2.65   3.18   3.19   3.57   2.79   3.25      94        1.09   1.09   1.09   1.09   1.11   1.09
45        2.57   3.07   3.10   3.46   2.71   3.14      95        1.07   1.07   1.08   1.08   1.10   1.08
46        2.49   2.98   3.00   3.35   2.63   3.04      96        1.06   1.06   1.06   1.06   1.08   1.06
47        2.42   2.88   2.92   3.25   2.56   2.95      97        1.05   1.05   1.05   1.05   1.07   1.05
48        2.35   2.79   2.83   3.15   2.48   2.86      98        1.03   1.03   1.03   1.03   1.05   1.03
49        2.29   2.70   2.75   3.05   2.41   2.77      99        1.02   1.02   1.02   1.02   1.04   1.02


                                 ENHANCED DEATH BENEFIT OPTION TABLES
                                 ------------------------------------
                                     CASH VALUE ACCUMULATION TEST
                                        FIFTEEN YEAR CORRIDOR
                                        ---------------------
                Male          Female        Unisex                     Male          Female        Unisex
Attained Male   Non-   Female Non-   Unisex Non-       Attained Male   Non-   Female Non-   Unisex Non-
Age      Smoker Smoker Smoker Smoker Smoker Smoker     Age      Smoker Smoker Smoker Smoker Smoker Smoker
 0       10.31  12.33  12.91  14.40  10.94  12.69      50        2.22   2.62   2.67   2.95   2.35   2.68
 1       10.30  12.43  12.84  14.39  10.93  12.78      51        2.16   2.54   2.60   2.86   2.28   2.60
 2       10.00  12.10  12.47  14.00  10.62  12.44      52        2.10   2.46   2.53   2.78   2.22   2.52
 3        9.70  11.76  12.11  13.60  10.30  12.09      53        2.05   2.39   2.46   2.69   2.16   2.44
 4        9.41  11.43  11.74  13.21   9.98  11.74      54        1.99   2.31   2.39   2.61   2.10   2.37
 5        9.12  11.10  11.38  12.82   9.68  11.40      55        1.94   2.24   2.33   2.53   2.05   2.30
 6        8.83  10.76  11.03  12.43   9.37  11.06      56        1.89   2.18   2.26   2.46   2.00   2.23
 7        8.55  10.44  10.68  12.05   9.07  10.72      57        1.85   2.12   2.20   2.39   1.95   2.17
 8        8.27  10.11  10.34  11.68   8.78  10.39      58        1.80   2.06   2.15   2.32   1.90   2.10
 9        7.99   9.79  10.01  11.32   8.49  10.06      59        1.76   2.00   2.09   2.25   1.86   2.04
10        7.73   9.47   9.68  10.96   8.20   9.73      60        1.72   1.94   2.04   2.18   1.82   1.99
11        7.46   9.16   9.36  10.61   7.93   9.42      61        1.68   1.89   1.98   2.12   1.77   1.93
12        7.21   8.86   9.05  10.26   7.66   9.11      62        1.65   1.84   1.93   2.06   1.73   1.88
13        6.97   8.58   8.76   9.93   7.40   8.82      63        1.61   1.79   1.88   2.00   1.70   1.83
14        6.74   8.31   8.47   9.62   7.16   8.54      64        1.58   1.75   1.83   1.94   1.66   1.78
15        6.52   8.06   8.19   9.31   6.93   8.28      65        1.55   1.70   1.79   1.89   1.63   1.74
16        6.33   7.82   7.93   9.01   6.72   8.03      66        1.52   1.66   1.74   1.84   1.59   1.69
17        6.15   7.59   7.67   8.73   6.52   7.79      67        1.49   1.62   1.70   1.79   1.56   1.65
18        5.97   7.37   7.43   8.45   6.33   7.56      68        1.46   1.58   1.66   1.74   1.53   1.61
19        5.80   7.16   7.19   8.18   6.15   7.34      69        1.43   1.55   1.63   1.70   1.50   1.58
20        5.64   6.95   6.96   7.92   5.97   7.13      70        1.41   1.51   1.59   1.65   1.48   1.54
21        5.48   6.75   6.74   7.67   5.80   6.92      71        1.39   1.48   1.55   1.61   1.45   1.51
22        5.32   6.55   6.53   7.42   5.63   6.71      72        1.36   1.45   1.52   1.57   1.43   1.48
23        5.17   6.36   6.32   7.18   5.47   6.51      73        1.34   1.42   1.48   1.53   1.40   1.45
24        5.02   6.17   6.11   6.95   5.30   6.31      74        1.32   1.39   1.45   1.50   1.38   1.42
25        4.87   5.98   5.91   6.73   5.14   6.11      75        1.30   1.37   1.42   1.46   1.36   1.39
26        4.72   5.79   5.72   6.51   4.98   5.92      76        1.29   1.34   1.39   1.43   1.34   1.36
27        4.57   5.60   5.54   6.30   4.83   5.73      77        1.27   1.32   1.37   1.40   1.32   1.34
28        4.43   5.42   5.36   6.09   4.67   5.55      78        1.29   1.33   1.38   1.41   1.34   1.35
29        4.29   5.25   5.18   5.89   4.53   5.37      79        1.30   1.35   1.39   1.41   1.35   1.36
30        4.15   5.08   5.01   5.70   4.38   5.19      80        1.32   1.36   1.40   1.42   1.37   1.37
31        4.01   4.91   4.85   5.51   4.24   5.02      81        1.33   1.37   1.40   1.43   1.38   1.38
32        3.88   4.75   4.69   5.33   4.10   4.85      82        1.35   1.38   1.41   1.43   1.40   1.39
33        3.76   4.59   4.54   5.15   3.97   4.69      83        1.37   1.39   1.42   1.44   1.41   1.41
34        3.64   4.44   4.39   4.98   3.84   4.54      84        1.38   1.41   1.43   1.45   1.43   1.42
35        3.52   4.29   4.25   4.81   3.72   4.39      85        1.40   1.42   1.45   1.46   1.45   1.43
36        3.41   4.15   4.11   4.65   3.60   4.24      86        1.36   1.38   1.40   1.41   1.40   1.38
37        3.30   4.01   3.98   4.50   3.48   4.10      87        1.32   1.33   1.35   1.36   1.36   1.34
38        3.19   3.88   3.85   4.35   3.37   3.96      88        1.28   1.29   1.31   1.31   1.32   1.30
39        3.09   3.75   3.73   4.21   3.26   3.83      89        1.25   1.25   1.26   1.27   1.28   1.26
40        2.99   3.63   3.61   4.07   3.16   3.71      90        1.21   1.21   1.22   1.23   1.24   1.22
41        2.90   3.51   3.50   3.94   3.06   3.59      91        1.17   1.17   1.18   1.18   1.20   1.18
42        2.81   3.39   3.39   3.81   2.97   3.47      92        1.13   1.14   1.14   1.14   1.16   1.14
43        2.73   3.28   3.29   3.69   2.88   3.36      93        1.10   1.10   1.10   1.10   1.12   1.10
44        2.65   3.18   3.19   3.57   2.79   3.25      94        1.09   1.09   1.09   1.09   1.11   1.09
45        2.57   3.07   3.10   3.46   2.71   3.14      95        1.07   1.07   1.08   1.08   1.10   1.08
46        2.49   2.98   3.00   3.35   2.63   3.04      96        1.06   1.06   1.06   1.06   1.08   1.06
47        2.42   2.88   2.92   3.25   2.56   2.95      97        1.05   1.05   1.05   1.05   1.07   1.05
48        2.35   2.79   2.83   3.15   2.48   2.86      98        1.03   1.03   1.03   1.03   1.05   1.03
49        2.29   2.70   2.75   3.05   2.41   2.77      99        1.02   1.02   1.02   1.02   1.04   1.02







Financial Statements

CARILLON LIFE ACCOUNT

Period ended December 31, 2000

CARILLON LIFE ACCOUNT
FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 2000

(letterhead)
ERNST & YOUNG      Ernst & Young LLP      Phone: (513) 621-6454
                   1300 Chiquita Center              www.ey.com
                   250 East Fifth Street
                   Cincinnati, Ohio 45202


                Report of Independent Auditors
----------------------------------------------------------------

To the Contract holders of Carillon Life
Account and the Board of Directors of
The Union Central Life Insurance Company

We have audited the accompanying statement of assets and liabilities of the Carillon Life Account (comprised of the Summit Mutual Funds, Inc.'s Zenith, Balanced Index, Bond, S&P 500 Index, S&P MidCap 400 Index, Russell 2000 Small Cap Index, and Nasdaq-100 Index Subaccounts, the Scudder Variable Life Investment Fund's Money Market, Capital Growth, and International Subaccounts, the AIM Variable Funds, Inc.'s Capital Appreciation and Growth Subaccounts, MFS Variable Insurance Trust's Growth with Income, High Income, Emerging Growth, Total Return and New Discovery Subaccounts, the American Century Variable Portfolios, Inc.'s Income & Growth and Value Subaccounts, the Oppenheimer Variable Account Fund's Main Street Growth & Income and Global Securities Subaccounts, the Templeton Variable Insurance Products Trust's International Securities Subaccount, and the Neuberger Berman Advisers Management Trust's Guardian Subaccount) as of December 31, 2000, and the related statement of operations and the statements of changes in net assets for the periods presented. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the applicable custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Carillon Life Account at December 31, 2000, the results of their operations and changes in net assets for the respective stated periods, in conformity with accounting principles generally accepted in the United States.

                                  /s/ Ernst & Young LLP
February 16, 2001

CARILLON LIFE ACCOUNT
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

                                                           Summit Mutual Funds, Inc.
                                                             (affiliated issuers)
                              ----------------------------------------------------------------------------
                                                                                         Russell
                                             Balanced                S&P     S&P MidCap   2000   Nasdaq-100
                                 Zenith       Index       Bond    500 Index  400 Index  Small Cap    Index
                               Subaccount Subaccount Subaccount Subaccount Subaccount Subaccount Subaccount
ASSETS
Investments in shares of Summit
 Mutual Funds, Inc., at fair
 value (cost $1,620,613;
 $355,977;  $923,889;
 $14,627,533;  $554,395;
 $119,289;  $429,604)            $1,826,244  $347,401  $852,522  $14,938,695  $574,720  $115,783 $317,244
                                 ----------  --------  --------  -----------  --------  -------- --------

 Total Invested Assets            1,826,244   347,401   852,522   14,938,695   574,720   115,783 317,244

OTHER ASSETS & (LIABILITIES)              7       ---   (3,323)      (3,356)       12        11        7
                                 ----------  --------  --------  -----------  --------  -------- --------
NET ASSETS
 (Contract Owners' Equity)       $1,826,251  $347,401  $849,199  $14,935,339  $574,732  $115,794 $317,251
                                 ==========  ========  ========  ===========  ========  ======== ========



                                            Scudder Variable Life                AIM Variable
                                              Investment Funds               Insurance Funds, Inc.
                                           (unaffiliated issuers)            (unaffiliated issuers)
                                    -------------------------------------    ------------------------
                                       Money       Capital                      Capital
                                       Market      Growth   International     Appreciation    Growth
                                     Subaccount  Subaccount  Subaccount        Subaccount   Subaccount
ASSETS
 Investments in securities
 of unaffiliated issuers,
 at fair value (cost $2,517,421;
  $5,536,190; $4,050,609;
  $2,642,938;  $197,860)             $2,517,421  $5,250,341  $3,729,072        $2,528,680    $156,292
                                     ----------  ----------  ----------        ----------    --------

 Total Invested Assets                2,517,421   5,250,341   3,729,072         2,528,680     156,292

OTHER ASSETS & (LIABILITIES)                205          11      (3,622)           (1,287)          4
                                     ----------  ----------  ----------        ----------    --------
NET ASSETS
 (Contract Owners' Equity)           $2,517,626  $5,250,352  $3,725,450        $2,527,393    $156,296
                                     ==========  ==========  ==========        ==========    ========


                                                          MFS Variable
                                                         Insurance Trust
                                                      (unaffiliated issuers)
                                   -------------------------------------------------------------
                                     Growth        High       Emerging      Total        New
                                   with Income    Income       Growth       Return     Discovery
                                   Subaccount   Subaccount   Subaccount   Subaccount   Subaccount
ASSETS
Investments in securities
 of unaffiliated issuers
 at fair value (cost $4,770,494;
 $772,823; $5,713,149;  $56,085;
 $179,166;  $51,885; $83,893;
 $178,287;  $96,963;
 $1,324,251; $48,091)              $5,088,999    $685,774    $5,797,068     $60,541     $173,761
                                   ----------    --------    ----------     -------     --------
Total Invested Assets               5,088,999     685,774     5,797,068      60,541      173,761

OTHER ASSETS & (LIABILITIES)          (5,550)       (903)            46         ---            5
                                   ----------    --------    ----------     -------     --------
NET ASSETS
 (Contract Owners' Equity)         $5,083,449    $684,871    $5,797,114     $60,541     $173,766
                                   ==========    ========    ==========     =======     ========



                                         American Century               Oppenheimer Variable
                                     Variable Portfolios, Inc.             Account Funds
                                      (unaffiliated issuers)           (unaffiliated issuers)
                                     ------------------------      ----------------------------
                                       Income                        Main Street       Global
                                      & Growth        Value        Growth & Income   Securities
                                     Subaccount    Subaccount         Subaccount     Subaccount
ASSETS
Investments in securities
 of unaffiliated issuers
 at fair value (cost $4,770,494;
 $772,823; $5,713,149;  $56,085;
 $179,166;  $51,885; $83,893;
 $178,287;  $96,963;
 $1,324,251; $48,091)                  $49,185       $96,154            $170,570       $95,968
                                       -------       -------            --------       -------
Total Invested Assets                   49,185        96,154             170,570        95,968
                                       -------       -------            --------       -------
OTHER ASSETS & (LIABILITIES)                 1             2                   5             3

NET ASSETS
 (Contract Owners' Equity)             $49,186       $96,156            $170,575       $95,971
                                       =======       =======            ========       =======


                                                                      Neuberger Berman
                                       Templeton Variable            Advisers Management
                                    Insurance Products Trust                Trust
                                     (unaffiliated issuers)         (unaffiliated issuers)
                                     ----------------------          --------------------
                                         International
                                           Securities                      Guardian
                                           Subaccount                     Subaccount
ASSETS
Investments in securities
 of unaffiliated issuers
 at fair value (cost $4,770,494;
 $772,823; $5,713,149;  $56,085;
 $179,166;  $51,885; $83,893;
 $178,287;  $96,963;
 $1,324,251; $48,091)                      $1,282,468                       $47,021
                                           ----------                       -------
Total Invested Assets                       1,282,468                        47,021

OTHER ASSETS & (LIABILITIES)                        6                             1
                                           ----------                       -------
NET ASSETS
 (Contract Owners' Equity)                 $1,282,474                       $47,022
                                           ==========                       =======

The accompanying notes are an integral part of the financial statements.

CARILLON LIFE ACCOUNT
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000 (A)

                                                             Summit Mutual Funds, Inc.
                                                               (affiliated issuers)
                         -----------------------------------------------------------------------------
                                                                               Russell 2000
                                                                                   Small
                                       Balanced              S&P      S&P MidCap    Cap     Nasdaq-100
                              Zenith    Index      Bond     500 Index  400 Index    Index       Index
                           Subaccount Subaccount Subaccount Subaccount Subaccount Subaccount Subaccount
INVESTMENT INCOME
Dividend income                  $25,743  $22,249  $106,499     $228,792   $5,308     $291      $---


EXPENSES
Mortality and expense
 risk charge                      12,102    2,466     6,598      107,032    1,911       208        698
                                --------  -------   -------  -----------   -------  -------  ----------
NET INVESTMENT INCOME (LOSS)      13,641   19,783    99,901      121,760    3,397        83       (698)
                                --------  -------   -------  -----------   -------  -------  ----------

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on
  investments                   (187,918)   2,623   (14,055)    256,492       720     (12)    (2,342)
Net unrealized appreciation
 (depreciation) of investments   493,049  (29,067)  (37,685) (1,906,073)    19,802  (3,506)   (112,360)
                                --------   -------  -------  -----------   -------  -------  ----------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS       305,131  (26,444)  (51,740) (1,649,581)    20,522   (3,518)  (114,702)
                                --------  -------   -------  -----------   -------  -------  ----------

NET INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS          $318,772  ($6,661)  $48,161  ($1,527,821)  $23,919  ($3,435) ($115,400)
                                ========  =======   =======  ===========   =======  =======  =========



                                          Scudder Variable Life                   AIM Variable
                                             Investment Funds                 Insurance Funds, Inc.
                                          (unaffiliated issuers)             (unaffiliated issuers)
                                -------------------------------------        ------------------------
                                   Money       Capital                           Capital
                                   Market      Growth      International       Appreciation   Growth
                                 Subaccount    Subaccount    Subaccount         Subaccount  Subaccount
INVESTMENT INCOME
Dividend income                     $92,132      $561,814      $314,646            $68,848      $5,056

EXPENSES
Mortality and expense
 risk charge                         11,466        37,373        24,497             16,459         339
                                 ----------   -----------   -----------         ----------  ----------
NET INVESTMENT INCOME (LOSS)         80,666       524,441       290,149             52,389       4,717
                                 ----------   -----------   -----------         ----------  ----------

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on
  investments                           ---        48,776        23,005             10,599        (463)
Net unrealized appreciation
 (depreciation) of investments         ---    (1,171,151)   (1,111,389)          (445,970)    (41,568)
                                 ----------   -----------   -----------         ----------  ----------


NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
                                        ---    (1,122,375)   (1,088,384)          (435,371)    (42,031)
                                 ----------   -----------   -----------         ----------  ----------

NET INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS              $80,666    ($597,934)     ($798,235)         ($382,982)   ($37,314)
                                 ==========   ===========   ===========         ==========  ==========

(A)  For the Summit Mutual Funds, Inc.'s Zenith, Balanced Index, Bond,
     S&P 500 Index, and S&P MidCap 400 Index Subaccounts, the Scudder Variable Life Investment Fund's Money Market, Capital Growth, and International Subaccounts, AIM Variable Insurance Fund, Inc.'s Capital Appreciation Subaccount, MFS Variable Insurance Trust's Growth with Income, High Income, Emerging Growth, and Total Return Subaccounts, and the Templeton Variable Insurance Products Trust's International Securities Subaccount. Period from May 1, 2000 to December 31, 2000 for the Summit Mutual Funds, Inc.'s Russell 2000 Small Cap Index and Nasdaq-100 Index Subaccounts, AIM Variable Insurance Fund, Inc.'s Growth Subaccount, MFS Variable Insurance Trust's New Discovery Sub-account, American Century Variable Portfolios, Inc.'s Income & Growth and Value Subaccounts, Oppenheimer Variable Account Funds' Main Street Growth & Income and Global Securities Subaccounts, and the Neuberger Berman Advisers Management Trust's Guardian Subaccount.


The accompanying notes are an integral part of
the financial statements.
                            2

CARILLON LIFE ACCOUNT
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000 (A)

                                                         MFS Variable
                                                        Insurance Trust
                                                    (unaffiliated issuers)
                                --------------------------------------------------------------
                                  Growth        High       Emerging      Total         New
                                with Income    Income       Growth       Return     Discovery
                                Subaccount   Subaccount   Subaccount   Subaccount   Subaccount
INVESTMENT INCOME
Dividend income                   $57,466      $50,279      $273,336      $1,224       $ ---

EXPENSES
Mortality and expense
risk charge                        35,090        4,643        40,713         291         267
                                ----------   ----------   ----------   ----------   ----------
NET INVESTMENT INCOME (LOSS)       22,376       45,636       232,623         933        (67)
                                ----------   ----------   ----------   ----------   ----------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on
  investments                      66,047     (18,928)        98,695       1,100         288
Net unrealized appreciation
 (depreciation)of investments   (128,969)     (73,657)    (1,655,376)       4,432     (5,406)
                                ----------   ----------   ----------   ----------   ----------
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS       (62,922)     (92,585)    (1,556,681)       5,532     (5,118)
                                ----------   ----------   ----------   ----------   ----------
NET INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS           (40,546)     (46,949)    (1,324,058)       6,465     (5,385)
                                ==========   ==========   ==========   ==========   ==========


                                    American Century                Oppenheimer Variable
                                Variable Portfolios, Inc.               Account Funds
                                 (unaffiliated issuers)             (unaffiliated issuers)
                                -------------------------        ----------------------------
                                   Income                          Main Street       Global
                                  & Growth      Value            Growth & Income   Securities
                                 Subaccount   Subaccount            Subaccount     Subaccount
INVESTMENT INCOME
Dividend income                    $ ---        $ ---                  $ ---         $ ---

EXPENSES
Mortality and expense
 risk charge                          76          196                    177           123
                                  -------      -------                 -------      -------
NET INVESTMENT INCOME (LOSS)         (76)        (196)                  (177)         (123)
                                  -------      -------                 -------      -------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on
 investments                         (44)          38                    (22)         (156)
Net unrealized appreciation
 (depreciation) of investments    (2,700)      12,261                 (7,717)         (994)
                                  -------      -------                 -------      -------
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS        (2,744)      12,299                 (7,739)      (1,150)
                                  -------      -------                 -------      -------
NET INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS            (2,820)       12,103                 (7,916)      (1,273)
                                  -------      -------                 -------      -------


                                         Templeton                     Neuberger Berman
                                     Variable Insurance               Advisers Management
                                       Products Trust                         Trust
                                   (unaffiliated issuers)            (unaffiliated issuers)
                                   ----------------------            ----------------------
                                       International
                                         Securities                          Guardian
                                         Subaccount                         Subaccount
INVESTMENT INCOME
Dividend income                            $124,974                            $ ---

EXPENSES
Mortality and expense
risk charge                                   8,114                               99

NET INVESTMENT INCOME (LOSS)                116,860                              (99)

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on
      investments                           (10,147)                            (245)
Net unrealized appreciation
 (depreciation) of investments             (135,996)                          (1,070)

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS                 (146,143)                          (1,315)

NET INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                      (29,283)                          (1,414)


(A)  For the Summit Mutual Funds, Inc.'s Zenith, Balanced Index, Bond,
     S&P 500 Index, and S&P MidCap 400 Index Subaccounts, the Scudder Variable Life Investment Fund's Money Market, Capital Growth, and International Subaccounts, AIM Variable Insurance Fund, Inc.'s Capital Appreciation Subaccount, MFS Variable Insurance Trust's Growth with Income, High Income, Emerging Growth, and Total Return Subaccounts, and the Templeton Variable Insurance Products Trust's International Securities Subaccount. Period from May 1, 2000 to December 31, 2000 for the Summit Mutual Funds, Inc.'s Russell 2000 Small Cap Index and Nasdaq-100 Index Subaccounts, AIM Variable Insurance Fund, Inc.'s Growth Subaccount, MFS Variable Insurance Trust's New Discovery Sub-account, American Century Variable Portfolios, Inc.'s Income & Growth and Value Subaccounts, Oppenheimer Variable Account Funds' Main Street Growth & Income and Global Securities Subaccounts, and the Neuberger Berman Advisers Management Trust's Guardian Subaccount.


The accompanying notes are an integral part of the financial statements.

CARILLON LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS

                                                          Summit Mutual Funds, Inc.
                                                              Zenith Subaccount

                                                             Year Ended December 31,
                                                            2000                 1999

OPERATIONS
   Net investment income                                    $13,641             $267,944
   Net realized loss on investments                        (187,918)            (356,391)
   Net unrealized appreciation of investments               493,049              108,837
                                                         ----------           ----------
   Net increase in net assets resulting from operations     318,772               20,390
                                                         ----------           ----------

EQUITY TRANSACTIONS
   Contract purchase payments                               543,372              660,557
   Transfers between subaccounts
      (including fixed account), net                       (479,238)            (813,918)
   Surrenders                                               (87,943)             (51,749)
                                                         ----------           ----------
      Net withdrawals from equity transactions              (23,809)            (205,110)
                                                         ----------           ----------

NET INCREASE (DECREASE) IN NET ASSETS                       294,963             (184,720)

NET ASSETS (Beginning of year)                            1,531,288            1,716,008
                                                         ----------           ----------
NET ASSETS (End of year)                                 $1,826,251           $1,531,288
                                                         ==========           ==========


The accompanying notes are an integral part of the financial statements.

CARILLON LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS

                                                           Summit Mutual Funds, Inc.
                                                           Balanced Index Subaccount

                                                             Year Ended December 31,
                                                            2000                 1999

OPERATIONS
   Net investment income (loss)                             $19,783                 ($17)
   Net realized gain on investments                           2,623                  158
   Net unrealized appreciation (depreciation)
      of investments                                        (29,067)              20,990
                                                         ----------           ----------
      Net increase (decrease) in net assets resulting        (6,661)              21,131


EQUITY TRANSACTIONS
   Contract purchase payments                               112,239              258,157
   Transfers between subaccounts
      (including fixed account), net                         (4,281)              (1,510)
   Surrenders                                               (31,409)                (265)
                                                         ----------           ----------
      Net proceeds from equity transactions                  76,549              256,382
                                                         ----------           ----------

NET INCREASE IN NET ASSETS                                   69,888              277,513

NET ASSETS (Beginning of year)                              277,513                  ---
                                                         ----------           ----------
NET ASSETS (End of year)                                   $347,401             $277,513
                                                         ==========           ==========

The accompanying notes are an integral part of the financial statements.

CARILLON LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS

                                                         Summit Mutual Funds, Inc.
                                                             Bond Subaccount

                                                          Year Ended December 31,
                                                         2000                 1999
OPERATIONS
   Net investment income                                    $99,901              $32,046
   Net realized loss on investments                         (14,055)             (18,786)
   Net unrealized depreciation of investments               (37,685)             (24,327)
                                                         ----------           ----------
     Net increase (decrease) in net assets resulting         48,161              (11,067)
                                                         ----------           ----------

EQUITY TRANSACTIONS
   Contract purchase payments                               241,975              285,434
   Transfers between subaccounts
     (including fixed account), net                         (69,297)             (36,561)
   Surrenders                                               (14,922)             (43,945)
                                                         ----------           ----------
     Net proceeds from equity transactions                  157,756              204,928
                                                         ----------           ----------

NET INCREASE IN NET ASSETS                                  205,917              193,861

NET ASSETS (Beginning of year)                              643,282              449,421
                                                         ----------           ----------
NET ASSETS (End of year)                                   $849,199             $643,282
                                                         ==========           ==========

The accompanying notes are an integral part of the financial statements.

CARILLON LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS

                                                          Summit Mutual Fund, Inc.
                                                          S&P 500 Index Subaccount

                                                           Year Ended December 31,

                                                          2000                 1999
OPERATIONS
   Net investment income                                   $121,760              $61,019
   Net realized gain on investments                         256,492              333,698
   Net unrealized appreciation (depreciation)
      of investments                                     (1,906,073)           1,240,113
                                                         ----------           ----------
   Net increase (decrease) in net assets resulting       (1,527,821)           1,634,830
                                                         ----------           ----------

EQUITY TRANSACTIONS
   Contract purchase payments                             5,046,978            4,143,314
   Transfers between subaccounts
      (including fixed account), net                       (493,960)           1,534,762
   Surrenders                                              (705,474)            (174,541)
                                                         ----------           ----------
      Net proceeds from equity transactions               3,847,544            5,503,535
                                                         ----------           ----------

NET INCREASE IN NET ASSETS                                2,319,723            7,138,365

NET ASSETS (Beginning of year)                           12,615,616            5,477,251
                                                         ----------           ----------
NET ASSETS (End of year)                                $14,935,339          $12,615,616
                                                         ==========           ==========

The accompanying notes are an integral part of the financial statements.

CARILLON LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS

                                                         Summit Mutual Fund, Inc.
                                                      S&P MidCap 400 Index Subaccount

                                                           Year Ended December 31,
                                                           2000                 1999

OPERATIONS
   Net investment income                                     $3,397                  $15
   Net realized gain on investments                             720                    1
   Net unrealized appreciation of investments                19,802                  523
                                                         ----------           ----------
   Net increase in net assets resulting from operations       23,919                  539
                                                         ----------           ----------

EQUITY TRANSACTIONS
   Contract purchase payments                             178,997                  423
   Transfers between subaccounts
      (including fixed account), net                      372,675               10,576
   Surrenders                                             (12,397)                 ---

      Net proceeds from equity transactions                 539,275               10,999
                                                         ----------           ----------

NET INCREASE IN NET ASSETS                                  563,194               11,538

NET ASSETS (Beginning of year)                               11,538                  ---
                                                         ----------           ----------
NET ASSETS (End of year)                                   $574,732              $11,538
                                                         ==========           ==========


The accompanying notes are an integral part of the financial statements.

CARILLON LIFE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS

                                                    Summit Mutual Funds, Inc.
                                                    Russell 2000 Small Cap Index Subaccount

                                                          Period from May 1, 2000 to
                                                              December 31, 2000

OPERATIONS
   Net investment gain                                                 $83
   Net realized loss on investments                                    (12)
   Net unrealized depreciation on investments                       (3,506)
                                                                  --------
      Net decrease in net assets resulting from operations          (3,435)
                                                                  --------

EQUITY TRANSACTIONS
   Contract purchase payments                                       48,249
   Transfers between subaccounts
      (including fixed account), net                                70,980
   Surrenders                                                          ---
                                                                  --------
      Net proceeds from equity transactions                        119,229
                                                                  --------

NET INCREASE IN NET ASSETS                                         115,794

NET ASSETS (Beginning of year)                                         ---
                                                                  --------
NET ASSETS (End of year)                                          $115,794
                                                                  ========

 The accompanying notes are an integral part of the financial statements.

CARILLON LIFE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS

                                                       Summit Mutual Funds, Inc.
                                                       Nasdaq-100 Index Subaccount

                                                       Period from May 1, 2000 to
                                                       December 31, 2000
OPERATIONS
   Net investment loss                                               ($698)
   Net realized loss on investments                                 (2,342)
   Net unrealized depreciation on investments                     (112,360)
                                                                  --------
      Net decrease in net assets resulting from operations        (115,400)
                                                                  --------

EQUITY TRANSACTIONS
   Contract purchase payments                                      200,507
   Transfers between subaccounts
      (including fixed account), net                               236,698
   Surrenders                                                       (4,554)
                                                                  --------
      Net proceeds from equity transactions                        432,651
                                                                  --------

NET INCREASE IN NET ASSETS                                         317,251

NET ASSETS (Beginning of year)                                         ---
                                                                  --------
NET ASSETS (End of year)                                          $317,251
                                                                  ========

The accompanying notes are an integral part of the financial statements.

CARILLON LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS

                                                        Scudder Variable Life Investment
                                                             Money Market Subaccount

                                                           Year Ended December 31,
                                                          2000                 1999

OPERATIONS
   Net investment income                                    $80,666              $37,122
                                                         ----------           ----------
   Net increase in net assets resulting from operations      80,666               37,122
                                                         ----------           ----------

EQUITY TRANSACTIONS
   Contract purchase payments                             8,167,783            5,800,168
   Transfers between subaccounts
      (including fixed account), net                     (6,916,562)          (5,187,567)
   Surrenders                                               (20,046)             (42,557)
                                                         ----------           ----------
      Net proceeds from equity transactions               1,231,175              570,044
                                                         ----------           ----------

NET INCREASE IN NET ASSETS                                1,311,841              607,166

NET ASSETS (Beginning of year)                            1,205,785              598,619
                                                         ----------           ----------
NET ASSETS (End of year)                                 $2,517,626           $1,205,785
                                                         ==========           ==========

The accompanying notes are an integral part of the financial statements.

CARILLON LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS

                                                      Scudder Variable Life Investment
                                                         Capital Growth Subaccount

                                                           Year Ended December 31,
                                                          2000                 1999

OPERATIONS
   Net investment income                                   $524,441             $208,480
   Net realized gain on investments                          48,776               99,554
   Net unrealized appreciation (depreciation)
       of investments                                    (1,171,151)             607,971
                                                         ----------           ----------
   Net increase (decrease) in net assets resulting
       from operations                                     (597,934)             916,005
                                                         ----------           ----------

EQUITY TRANSACTIONS
   Contract purchase payments                             1,684,224            1,304,093
   Transfers between subaccounts
      (including fixed account), net                        244,585              202,587
   Surrenders                                              (208,521)            (103,604)
                                                         ----------           ----------
      Net proceeds from equity transactions               1,720,288            1,403,076
                                                         ----------           ----------

NET INCREASE IN NET ASSETS                                1,122,354            2,319,081

NET ASSETS (Beginning of year)                            4,127,998            1,808,917
                                                         ----------           ----------
NET ASSETS (End of year)                                 $5,250,352           $4,127,998
                                                         ==========           ==========

The accompanying notes are an integral part of the financial statements.

CARILLON LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS

                                                      Scudder Variable Life Investment
                                                           International Subaccount

                                                            Year Ended December 31,
                                                          2000                 1999

OPERATIONS
   Net investment income                                   $290,149             $117,903
   Net realized gain on investments                          23,005               47,426
   Net unrealized appreciation (depreciation)
        of investments                                   (1,111,389)             727,138
                                                         ----------           ----------
   Net increase (decrease) in net assets resulting
        from operations                                    (798,235)             892,467
                                                         ----------           ----------

EQUITY TRANSACTIONS
   Contract purchase payments                             1,329,153              768,038
   Transfers between subaccounts
      (including fixed account), net                        468,323               90,501
   Surrenders                                              (153,987)             (31,226)
                                                         ----------           ----------
      Net proceeds from equity transactions               1,643,489              827,313
                                                         ----------           ----------

NET INCREASE IN NET ASSETS                                  845,254            1,719,780

NET ASSETS (Beginning of year)                            2,880,196            1,160,416
                                                         ----------           ----------
NET ASSETS (End of year)                                 $3,725,450           $2,880,196
                                                         ==========           ==========

The accompanying notes are an integral part of the financial statements.

CARILLON LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS

                                                      AIM Variable Insurance Fund, Inc.
                                                      Capital Appreciation Subaccount

                                                           Year Ended December 31,
                                                          2000                 1999

OPERATIONS
   Net investment income                                    $52,389              $27,794
   Net realized gain on investments                          10,599                4,038
   Net unrealized appreciation (depreciation)
        of investments                                     (445,970)             331,712
                                                         ----------           ----------
   Net increase (decrease) in net assets resulting
        from operations                                    (382,982)             363,544
                                                         ----------           ----------

EQUITY TRANSACTIONS
   Contract purchase payments                               768,508            1,138,440
   Transfers between subaccounts
      (including fixed account), net                        689,639               27,731
   Surrenders                                               (67,329)             (10,158)
                                                         ----------           ----------
      Net proceeds from equity transactions               1,390,818            1,156,013
                                                         ----------           ----------

NET INCREASE IN NET ASSETS                                1,007,836            1,519,557

NET ASSETS (Beginning of year)                            1,519,557                  ---
                                                         ----------           ----------
NET ASSETS (End of year)                                 $2,527,393           $1,519,557
                                                         ==========           ==========

The accompanying notes are an integral part of the financial statements.

CARILLON LIFE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS

                                                    AIM Variable Insurance Fund, Inc.
                                                           Growth Subaccount

                                                       Period from May 1, 2000 to
                                                           December 31, 2000

OPERATIONS
   Net investment income                                           $4,717
   Net realized loss on investments                                  (463)
   Net unrealized depreciation on investments                     (41,568)
                                                                 --------
  Net decrease in net assets resulting from operations           (37,314)
                                                                 --------

EQUITY TRANSACTIONS
   Contract purchase payments                                      84,294
   Transfers between subaccounts
      (including fixed account), net                              109,316
   Surrenders                                                         ---
                                                                 --------
      Net proceeds from equity transactions                       193,610
                                                                 --------

NET INCREASE IN NET ASSETS                                        156,296

NET ASSETS (Beginning of year)                                        ---
                                                                 --------
NET ASSETS (End of year)                                         $156,296
                                                                 ========

The accompanying notes are an integral part of the financial statements.

CARILLON LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS

                                                      MFS Variable Insurance Trust
                                                      Growth with Income Subaccount

                                                           Year Ended December 31,
                                                          2000                 1999
OPERATIONS
   Net investment income                                    $22,376              $13,682
   Net realized gain on investments                          66,047              154,899
   Net unrealized appreciation (depreciation)
         of investments                                    (128,969)              51,814
                                                         ----------           ----------
   Net increase (decrease) in net assets resulting
         from operations                                    (40,546)             220,395
                                                         ----------           ----------

EQUITY TRANSACTIONS
   Contract purchase payments                             1,650,059            1,505,108
   Transfers between subaccounts
      (including fixed account), net                       (595,580)             209,640
   Surrenders                                              (168,804)             (76,259)
                                                         ----------           ----------
      Net proceeds from equity transactions                 885,675            1,638,489
                                                         ----------           ----------

NET INCREASE IN NET ASSETS                                  845,129            1,858,884

NET ASSETS (Beginning of year)                            4,238,320            2,379,436
                                                         ----------           ----------
NET ASSETS (End of year)                                 $5,083,449           $4,238,320
                                                         ==========           ==========

The accompanying notes are an integral part of the financial statements.

CARILLON LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS

                                                        MFS Variable Insurance Trust
                                                           High Income Subaccount


                                                           Year Ended December 31,
                                                          2000                 1999

OPERATIONS
   Net investment income                                    $45,636              $28,334
   Net realized (loss) on investments                       (18,928)              (8,488)
   Net unrealized appreciation (depreciation)
         of investments                                     (73,657)               4,084
                                                         ----------           ----------
   Net increase (decrease) in net assets resulting
         from operations                                    (46,949)              23,930
                                                         ----------           ----------

EQUITY TRANSACTIONS
   Contract purchase payments                               221,673              216,829
   Transfers between subaccounts
      (including fixed account), net                        (15,138)             (21,582)
   Surrenders                                               (62,077)             (11,269)
                                                         ----------           ----------
      Net proceeds from equity transactions                 144,458              183,978
                                                         ----------           ----------

NET INCREASE IN NET ASSETS                                   97,509              207,908

NET ASSETS (Beginning of year)                              587,362              379,454
                                                         ----------           ----------
NET ASSETS (End of year)                                   $684,871             $587,362
                                                         ==========           ==========

The accompanying notes are an integral part of the financial statements.

CARILLON LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS

                                                      MFS Variable Insurance Trust
                                                      Emerging Growth Subaccount

                                                           Year Ended December 31,
                                                          2000                 1999

OPERATIONS
   Net investment income (loss)                            $232,623             ($30,313)
   Net realized gain on investments                          98,695              134,478
   Net unrealized appreciation (depreciation)
         of investments                                   (1,655,376)           1,560,781
                                                         ----------           ----------
   Net increase (decrease) in net assets resulting
         from operations                                 (1,324,058)           1,664,946
                                                         ----------           ----------

EQUITY TRANSACTIONS
   Contract purchase payments                             2,248,405              995,340
   Transfers between subaccounts
      (including fixed account), net                        752,032              647,074
   Surrenders                                              (228,578)             (30,556)
                                                         ----------           ----------
      Net proceeds from equity transactions               2,771,859            1,611,858
                                                         ----------           ----------

NET INCREASE IN NET ASSETS                                1,447,801            3,276,804

NET ASSETS (Beginning of year)                            4,349,313            1,072,509
                                                         ----------           ----------
NET ASSETS (End of year)                                 $5,797,114           $4,349,313
                                                         ==========           ==========

The accompanying notes are an integral part of the financial statements.

CARILLON LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS

                                                          MFS Variable Insurance Trust
                                                          Total Return Subaccount

                                                           Year Ended December 31,
                                                          2000                 1999

OPERATIONS
   Net investment income                                       $933               $  ---
   Net realized gain on investments                           1,100                  ---
   Net unrealized appreciation of investments                 4,432                   23
                                                         ----------           ----------
   Net increase in net assets resulting from operations       6,465                   23
                                                         ----------           ----------

EQUITY TRANSACTIONS
   Contract purchase payments                                25,753                1,776
   Transfers between subaccounts
      (including fixed account), net                         37,648                   91
   Surrenders                                               (11,215)                  ---
                                                         ----------           ----------
      Net proceeds from equity transactions                  52,186                1,867
                                                         ----------           ----------

NET INCREASE IN NET ASSETS                                   58,651                1,890

NET ASSETS (Beginning of year)                                1,890                  ---
                                                         ----------           ----------
NET ASSETS (End of year)                                    $60,541               $1,890
                                                         ==========           ==========

The accompanying notes are an integral part of the financial statements.

CARILLON LIFE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS

                                                    MFS Variable Insurance Trust
                                                    New Discovery Subaccount

                                                    Period from May 1, 2000 to
                                                    December 31, 2000

OPERATIONS
   Net investment loss                                           ($267)
   Net realized gain on investments                                288
   Net unrealized depreciation on investments                   (5,406)
                                                              --------
   Net decrease in net assets resulting from operations         (5,385)
                                                              --------

EQUITY TRANSACTIONS
   Contract purchase payments                                   40,149
   Transfers between subaccounts
      (including fixed account), net                           139,241
   Surrenders                                                     (239)
                                                              --------
      Net proceeds from equity transactions                    179,151
                                                              --------

NET INCREASE IN NET ASSETS                                     173,766

NET ASSETS (Beginning of year)                                     ---
                                                              --------
NET ASSETS (End of year)                                      $173,766
                                                              ========

The accompanying notes are an integral part of the financial statements.

CARILLON LIFE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS

                                                     American Century Variable Portfolios, Inc
                                                     Income & Growth Subaccount

                                                          Period from May 1, 2000 to
                                                          December 31, 2000

OPERATIONS
   Net investment loss                                            ($76)
   Net realized loss on investments                                (44)
   Net unrealized depreciation on investments                   (2,700)
                                                              --------
   Net decrease in net assets resulting from operations         (2,820)
                                                              --------

EQUITY TRANSACTIONS
   Contract purchase payments                                    5,258
   Transfers between subaccounts
      (including fixed account), net                            46,748
   Surrenders                                                      ---
                                                              --------
      Net proceeds from equity transactions                     52,006
                                                              --------

NET INCREASE IN NET ASSETS                                      49,186

NET ASSETS (Beginning of year)                                     ---
                                                              --------
NET ASSETS (End of year)                                       $49,186
                                                              ========

The accompanying notes are an integral part of the financial statements.

CARILLON LIFE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS

                                             American Century Variable Portfolios, Inc.
                                                       Value Subaccount

                                                       Period from May 1, 2000 to
                                                       December 31, 2000

OPERATIONS
   Net investment loss                                           ($196)
   Net realized gain on investments                                 38
   Net unrealized appreciation on investments                   12,261
                                                              --------
   Net increase in net assets resulting from operations         12,103


EQUITY TRANSACTIONS
   Contract purchase payments                                   38,515
   Transfers between subaccounts
      (including fixed account), net                            45,538
   Surrenders                                                      ---
                                                              --------
      Net proceeds from equity transactions                     84,053
                                                              --------

NET INCREASE IN NET ASSETS                                      96,156

NET ASSETS (Beginning of year)                                     ---
                                                              --------
NET ASSETS (End of year)                                       $96,156
                                                              ========

The accompanying notes are an integral part of the financial statements.

CARILLON LIFE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS

                                                  Oppenheimer Variable Account Funds
                                                  Main Street Growth & Income Subaccount

                                                       Period from May 1, 2000 to
                                                       December 31, 2000

OPERATIONS
   Net investment loss                                           ($177)
   Net realized loss on investments                                (22)
   Net unrealized depreciation on investments                   (7,717)
                                                              --------
   Net decrease in net assets resulting from operations         (7,916)
                                                              --------

EQUITY TRANSACTIONS
   Contract purchase payments                                   87,492
   Transfers between subaccounts
      (including fixed account), net                            90,999
   Surrenders                                                      ---
                                                              --------
      Net proceeds from equity transactions                    178,491
                                                              --------

NET INCREASE IN NET ASSETS                                     170,575

NET ASSETS (Beginning of year)                                     ---
                                                              --------
NET ASSETS (End of year)                                      $170,575
                                                              ========

The accompanying notes are an integral part of the financial statements.

CARILLON LIFE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS

                                                   Oppenheimer Variable Account Funds
                                                      Global Securities Subaccount

                                                       Period from May 1, 2000 to
                                                       December 31, 2000

OPERATIONS
   Net investment loss                                           ($123)
   Net realized loss on investments                               (156)
   Net unrealized depreciation on investments                     (994)
                                                              --------
   Net decrease in net assets resulting from operations         (1,273)
                                                              --------

EQUITY TRANSACTIONS
   Contract purchase payments                                   32,960
   Transfers between subaccounts
      (including fixed account), net                            64,284
   Surrenders                                                      ---
                                                              --------
      Net proceeds from equity transactions                     97,244
                                                              --------

NET INCREASE IN NET ASSETS                                      95,971

NET ASSETS (Beginning of year)                                     ---
                                                              --------
NET ASSETS (End of year)                                       $95,971
                                                              ========

The accompanying notes are an integral part of the financial statements.

CARILLON LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS

                                                      Templeton Variable Insurance Product
                                                       International Securities Subaccount

                                                             Year Ended December 31,
                                                           2000                  1999

OPERATIONS
   Net investment income                                   $116,860                 $58,683
   Net realized loss on investments                         (10,147)                 (7,986)
   Net unrealized appreciation (depreciation)
         on investments                                    (135,996)                 92,058
                                                         ----------              ----------
   Net increase (decrease) in net assets resulting
         from operations                                    (29,283)                142,755
                                                         ----------              ----------

EQUITY TRANSACTIONS
   Contract purchase payments                               402,905                 330,231
   Transfers between subaccounts
      (including fixed account), net                         42,319                 (53,502)
   Surrenders                                               (34,096)                 (3,913)
                                                         ----------              ----------
      Net proceeds from equity transactions                 411,128                 272,816
                                                         ----------              ----------

NET INCREASE IN NET ASSETS                                  381,845                 415,571

NET ASSETS (Beginning of year)                              900,629                 485,058
                                                         ----------              ----------
NET ASSETS (End of year)                                 $1,282,474                $900,629
                                                         ==========              ==========

The accompanying notes are an integral part of the financial statements.

                              25
CARILLON LIFE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS

                                             Neuberger Berman Advisers Management Trust
                                                        Guardian Subaccount

                                                       Period from May 1, 2000 to
                                                       December 31, 2000

OPERATIONS
   Net investment loss                                            ($99)
   Net realized loss on investments                               (245)
   Net unrealized depreciation on investments                   (1,070)
                                                              --------
   Net decrease in net assets resulting from operations         (1,414)
                                                              --------

EQUITY TRANSACTIONS
   Contract purchase payments                                    6,497
   Transfers between subaccounts
      (including fixed account), net                            41,939
   Surrenders                                                      ---
                                                              --------
      Net proceeds from equity transactions                     48,436
                                                              --------

NET INCREASE IN NET ASSETS                                      47,022

NET ASSETS (Beginning of year)                                     ---
                                                              --------
NET ASSETS (End of year)                                       $47,022
                                                              ========

The accompanying notes are an integral part of the financial statements

CARILLON LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Carillon Life Account of The Union Central Life Insurance Company (the Life Account) is a separate account registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Life Account was established on July 10, 1995 under Ohio law and by resolution of the Board of Directors of The Union Central Life Insurance Company (Union Central) and commenced operations on December 29, 1995. The Life Account is comprised of twenty-three subaccounts, each of which invests in a corresponding Portfolio of Summit Mutual Funds, Inc. (formerly known as Carillon Fund, Inc.), Scudder Variable Life Investment Fund, AIM Variable Insurance Fund, Inc., MFS Variable Insurance Trust, American Century Variable Portfolios, Inc., Oppenheimer Variable Account Funds, Templeton Variable Insurance Products Trust, or Neuberger Berman Advisers Management Trust (the
Funds).   The Funds are no-load, diversified, open-end management
investment companies registered under the Investment Company Act of 1940, as amended. The shares of Summit Mutual Funds, Inc. are sold to Union Central and its separate accounts and to other unaffiliated insurance companies to fund the benefits under certain variable life policies and variable annuity contracts. Carillon Investments, Inc., a broker-dealer registered under the Securities Exchange Act of 1934 and a wholly owned subsidiary of Union Central, serves as the distributor of variable life policies and variable annuity contracts issued by Summit Mutual Funds, Inc. The shares of Scudder Variable Life Investment Fund, AIM Variable Insurance Fund, Inc., MFS Variable Insurance Trust, American Century Variable Portfolios, Inc., Oppenheimer Variable Account Fund, Templeton Variable Insurance Products Trust and Neuberger Berman Advisers Management Trust are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts. Scudder Investor Services, Inc., a wholly owned subsidiary of Zurich Scudder Investments, Inc., serves as distributor of variable life insurance policies and variable annuity contracts issued by Scudder Variable Life Investment Fund. AIM Distributors, Inc. is the distributor of the shares issued by AIM Variable Insurance Fund, Inc. MFS Fund Distributors, Inc., a wholly owned subsidiary of Massachusetts Financial Services Company, serves as distributor of shares issued by the MFS Variable Insurance Trust. Franklin Templeton Distributors, Inc. serves as the distributor of variable annuity and variable life insurance contracts issued by Templeton Variable Insurance Products Trust. American Century Investment Services, Inc. is the distributor of the shares issued by American Century Variable Portfolios, Inc. Neuberger Berman Management, Inc. is the distributor of the shares issued by Neuberger Berman Advisers Management Trust. Oppenheimer Funds Distributor, Inc. is the distributor of the shares issued by Oppenheimer Variable Account Funds.

On May 1, 2000, the Life Account began operations in the Summit Mutual Funds, Inc.'s Nasdaq-100 Index and Russell 2000 Small Cap Index Subaccounts, the AIM Variable Insurance Fund, Inc.'s Growth Subaccount, the MFS Variable Insurance Trust's New Discovery Subaccount, the American Century Variable Portfolios, Inc's Income & Growth and Value Subaccounts, Oppenheimer Variable Account Fund's Main Street Growth & Income and Global Securities Subaccounts and Neuberger Berman Adviser Management Trust's Guardian Subaccount.

The assets of the Life Account are segregated from the other assets of Union Central and the investment performance of the Life Account is independent of the investment performance of both Union Central's general assets and other separate accounts.

Investment valuation - Assets of the Life Account are invested in shares of the Funds at the net asset value of the Funds' shares.
Investments in the Funds' shares are subsequently valued at the net asset value of the Funds' shares held.

Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Estimates also affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities transactions and investment income - Securities transactions are recorded on the trade date (the date the order to buy or sell is executed), and dividend income is recorded on the ex-dividend date. Gains and losses on sales of the Funds' shares are calculated on the first-in, first-out basis for financial reporting and tax purposes. All dividends and distributions from the Subaccount are reinvested in additional shares of the respective Subaccount at the net asset value per share.

Federal income taxes - The operations of the Life Account form a part of and are taxed with the operations of Union Central. Union Central is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, separate account investment income and capital gains are not taxed to the extent they are applied to increase reserves under a contract issued in connection with the Life Account. Investment income and realized capital gains and losses on assets of the Life Account are automatically applied to increase or decrease reserves under the contract. Accordingly, no provision for federal income taxes has been made in these financial statements.

Reclassifications - Previously reported amounts for 1999 have in some instances been reclassified to conform to the 2000 presentation.

NOTE 2 - INVESTMENT IN AFFILIATED AND NON-AFFILIATED FUNDS

The subaccount of the Life Account held the following investments in the corresponding Portfolios of Summit Mutual Funds, Inc., Scudder Variable Life Investment Fund, AIM Variable Insurance Fund, Inc., MFS Variable Insurance Trust, American Century Variable Portfolios, Inc., Oppenheimer Variable Account Funds, Templeton Variable Insurance Products Trust, and Neuberger Berman Advisers Management Trust as of December 31, 2000.

                                                 Summit Mutual Funds, Inc
                            ------------------------------------------------------------------
                                          Balanced                    S&P 500       S&P MidCap
                            Zenith        Index         Bond          Index         400 Index
                            Subaccount    Subaccount    Subaccount    Subaccount    Subaccount
Net asset value per share     $15.12         $9.61          $9.46       $20.59        $11.90
Number of shares             120,783        36,150         90,119      725,532        48,296

                         Summit Mutual Funds, Inc.       Scudder Variable Life Insurance Fund
                         -------------------------      ---------------------------------------
                          Russell 2000   Nasdaq-100     Money        Capital
                         Small Cap Index   Index        Market       Growth       International
                            Subaccount   Subaccount     Subaccount   Subaccount   Subaccount
Net asset value per share      $9.99        $6.67            $1.00      $23.07       $14.26
Number of shares              11,590       47,563        2,517,421     227,583      261,506


                                              MFS Variable Insurance Trust
                            ------------------------------------------------------------------
                            Growth        High          Emerging      Total         New
                            with Income   Income        Growth        Return        Discovery
                            Subaccount    Subaccount    Subaccount    Subaccount    Subaccount
Net asset value per share     $21.01         $9.84         $28.84       $19.59        $16.61
Number of shares             242,218        69,692        201,008        3,090        10,461



                                                                    American Century
                        AIM Variable Insurance Fund, Inc.       Variable Portfolios, Inc.
                        ---------------------------------       -------------------------
                             Capital                            Income
                           Appreciation     Growth               & Growth      Value
                            Subaccount      Subaccount          Subaccount     Subaccount
Net asset value per share     $30.84          $24.82               $7.11          $6.67
Number of shares              81,994           6,297               6,918         14,416



                        Neuberger Berman
                      Advisers Management      Oppenheimer              Templeton Variable
                             Trust         Variable Account Funds     Insurance Products Trust
                        ---------------   ------------------------    ------------------------
                                            Main Street   Global         International
                            Guardian      Growth & Income Securities       Securities
                           Subaccount       Subaccount    Subaccount       Subaccount
Net asset value per share    $15.93           $21.26        $30.33           $18.67
Number of shares              2,952            8,023         3,164           68,691

NOTE 3 - ACCOUNT CHARGE

Mortality and expense risk charge - A mortality and expense risk charge for Union Central at an annual rate of .75% of the net assets during the first ten policy years and .25% of net assets thereafter of the Life Account is determined daily. The mortality risk Union Central assumes is that the insureds on the policies may die sooner than anticipated and therefore Union Central will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed by Union Central is that expenses incurred in issuing and administering the policies and the separate account will exceed the amounts realized from the administrative charges assessed against the policies.

NOTE 4 - RELATED PARTY TRANSACTIONS

Investment advisory fees - The Portfolios within Summit Mutual Funds, Inc. (the SFI Funds) pay investment advisory fees to Summit Investment Partners, Inc. (the Adviser), under terms of an Investment Advisory Agreement (the Agreement). Certain officers and directors of the Adviser are affiliated with the SFI Funds. The SFI Funds pay the Adviser, as full compensation for all services and facilities furnished, a monthly fee computed separately for each Portfolio on a daily basis, at an annual rate, as follows:

  (a) for the Zenith Portfolio - .65% of the first $50,000,000,
      .60% of the next $100,000,000, and .50% of all over $150,000,000 of the current net asset value.

  (b) for the Bond Portfolio - .50% of the first $50,000,000,
      .45% of the next $100,000,000, and .40% of all over $150,000,000 of the current net asset value.

  (c) for the S&P 500 Index Portfolio - .30% of the current net asset value.

  (d) for the S&P MidCap 400 Index Portfolio - .30% of the current net asset value.

  (e) for the Balanced Index Portfolio - .30% of the current net asset value.

  (f) for the Nasdaq-100 Index Portfolio - .35% of the current net assets value.

  (g) for the Russell 2000 Small Cap Index Portfolio - .35% of the current net asset value.


The agreement provides that if the total operating expenses of the SFI Funds, exclusive of the advisory fee and certain other expenses as described in the Agreement, for any fiscal quarter exceed an annual rate of 1% of the average daily net assets of the Zenith or Bond Portfolios, the Adviser will reimburse the SFI Funds for such excess, up to the amount of the advisory fee for that year. The Adviser has agreed to pay any other expenses of the S&P 500 Index Portfolio, the S&P MidCap 400 Index Portfolio, the Balanced Index Portfolio, and the Nasdaq-100 Index Portfolio, other than the advisory fee for that Portfolio, to the extent that such expenses exceed 0.30% if its average annual net assets.
 The Adviser will pay any expenses of the Russell 2000 Small Cap Index Portfolio, other than the advisory fee for that Portfolio, to the extent that such expenses exceed 0.40% of that Portfolio's net asset. The Adviser has agreed to reduce its fee from those shown above for a period of one year from May 1, 2000 by .03, .08 and .20 percentage point for the S&P 500 Index Portfolio, the Zenith Portfolio and the Bond Portfolio, respectively. The Adviser may not revise or cancel these waivers during the one year period. As a result, for the period ended December 31, 2000, the Adviser waived the Zenith Portfolio $25,565, the Bond Portfolio $29,205, and the S&P 500 Index Portfolio $24,914, and the Adviser reimbursed the S&P MidCap 400 Index Portfolio $25,706, the Balanced Index Portfolio $19,816, the Nasdaq-100 Index Portfolio $17,400 and the Russell 2000 Small Cap Index Portfolio $66,068.

In addition to providing investment advisory services, the Adviser is responsible for providing certain administrative functions to the SFI Funds.

The Adviser is a wholly owned subsidiary of Union Central.

NOTE 5 - SELECTED PER UNIT DATA

The following selected per unit data is computed on the basis of an accumulation unit outstanding at December 31 (ratio of expenses and total return are of the underlying funds):



 .                                                2000        1999        1998        1997       1996
SUMMIT MUTUAL FUNDS, INC.

ZENITH SUBACCOUNT
Accumulation unit value                         $14.68      $12.14      $11.99      $14.26     $11.92
Number of accumulation units outstanding,
 end of period                              124,420.14  126,103.11  143,131.22   83,212.46  26,326.12
Ratio of expenses to average net assets          0.73%       0.69%        0.62      %	0.62%      0.64%
Total return                                    21.79%        2.05      -15.31      20.56%     24.52%

BALANCED INDEX SUBACCOUNT
Accumulation unit value                         $10.49   $10.71(1)
Number of accumulation units outstanding,
 end of period                               33,110.95   25,915.97
Ratio of expenses to average net assets          0.60%       0.47%
Total return                                    -1.28%       5.31%

BOND SUBACCOUNT
Accumulation unit value                         $12.94      $12.14      $12.37      $11.70     $10.61
Number of accumulation units outstanding,
 end of period                               65,645.60   53,005.63   36,346.01   11,719.47   3,914.14
Ratio of expenses to average net assets          0.61%       0.60%       0.58%       0.60%      0.62%
Total return                                     7.40%      -1.11%       6.52%      11.02%      7.19%

S&P 500 INDEX SUBACCOUNT
Accumulation unit value                         $21.14      $23.49      $19.64      $15.39     $11.69
Number of accumulation units outstanding,
 end of period                              706,376.67  536,981.82  278,881.06  190,744.45  50,735.13
Ratio of expenses to average net assets          0.41%       0.39%       0.43%       0.50%      0.59%
Total return                                    -9.32%      20.52%      28.54%      32.72%     23.37%

S&P MIDCAP 400 INDEX SUBACCOUNT
Accumulation unit value                         $13.35   $11.61(2)
Number of accumulation units outstanding,
 end of period                               43,041.42     993.87
Ratio of expenses to average net assets          0.60%      0.60%
Total return                                    15.99%     11.14%

RUSSELL 2000 SMALL CAP INDEX SUBACCOUNT
Accumulation unit value                       $9.57(5)
Number of accumulation units outstanding,
 end of period                               12,102.62
Ratio of expenses to average net assets          0.74%
Total return                                     0.39%

NASDAQ-100 INDEX SUBACCOUNT
Accumulation unit value                       $6.17(5)
Number of accumulation units outstanding,
 end of period                               51,437.49
Ratio of expenses to average net assets          0.64%
Total return                                   -33.30%


NOTE 5 - SELECTED PER UNIT DATA (CONTINUED)

                                                2000        1999        1998        1997       1996
SCUDDER VARIABLE LIFE INVESTMENT FUND

MONEY MARKET SUBACCOUNT
Accumulation unit value                         $12.50      $11.86      $11.38      $10.89     $10.42
Number of accumulation units outstanding,
 end of period                              201,369.31  101,684.92   52,611.47   49,222.39  21,025.06
Ratio of expenses to average net assets          0.46%       0.43%       0.44%       0.46%      0.46%
Total return                                     6.21%       4.99%       5.29%       5.25%      5.09%

CAPITAL GROWTH SUBACCOUNT
Accumulation unit value                         $22.35      $25.00      $18.62      $15.23     $11.30
Number of accumulation units outstanding
 end of period                              234,869.67  165,129.19   97,127.10   44,339.15  16,877.42
Ratio of expenses to average net assets          0.49%       0.49%       0.50%       0.51%      0.53%
Total return                                    -9.90%      35.23%      23.23%      35.76%     20.13%

INTERNATIONAL SUBACCOUNT
Accumulation unit value                         $16.93      $21.78      $14.20      $12.08     $11.16
Number of accumulation units outstanding,
 end of period                              220,108.66  132,236.98   81,705.84   	54,168.43  18,261.97
Ratio of expenses to average net asset           	0.96%       1.03%       1.04%       1.00%      1.05%
Total return                                   -21.70%      54.51%      18.49%       9.07%     14.78%

AIM VARIABLE INSURANCE FUND, INC.

CAPITAL APPRECIATION SUBACCOUNT
Accumulation unit value                         $11.90   $13.46(4)
Number of accumulation units outstanding,
 end of period                              212,428.29  112,933.63
Ratio of expenses to average net assets          0.82%       0.73%
Total return                                   -10.91%      44.61%

GROWTH SUBACCOUNT
Accumulation unit value                       $7.45(5)
Number of accumulation units outstanding,
 end of period                               20,975.28
Ratio of expenses to average net assets          0.83%
Total return                                   -20.49%

MFS VARIABLE INSURANCE TRUST

GROWTH WITH INCOME SUBACCOUNT
Accumulation unit value                         $18.90      $19.07      $18.01     $14.84      $11.52
Number of accumulation units outstanding,
 end of period                              268,926.34  222,207.83  132,107.17  58,000.19   12,377.12
Ratio of expenses to average net assets          0.87%       0.88%       0.95%      1.00%       1.01%
Total return                                    -0.15%       6.69%      22.32%     29.78%      24.46%

HIGH INCOME SUBACCOUNT
Accumulation unit value                         $11.24      $12.13      $11.48     $11.59      $10.28
Number of accumulation units outstanding,
 end of period                               60,947.45   48,415.77   33,045.13  11,350.02    3,704.87
Ratio of expenses to average net assets          0.95%       1.01%       1.03%      1.01%       1.01%
Total return                                    -6.67%       6.44%      -0.18%     13.52%      11.80%


NOTE 5 - SELECTED PER UNIT DATA (CONTINUED)

 .                                                2000        1999        1998        1997       1996
MFS VARIABLE INSURANCE TRUST

EMERGING GROWTH SUBACCOUNT
Accumulation unit value                         $23.24      $29.12      $16.60    12.47(3)
Number of accumulation units outstanding,
 end of period                              249,493.58  149,356.95   64,598.75   16,511.82
Ratio of expenses to average net assets          0.85%       0.84%       0.85%       0.90%
Total return                                   -19.61%      76.71%      34.16%      21.90%

TOTAL RETURN SUBACCOUNT
Accumulation unit value                         $11.84   $10.28(2)
Number of accumulation units outstanding,
 end of period                                5,113.82      183.83
Ratio of expenses to average net assets          0.90%       0.90%
Total return                                    16.02%       3.08%

NEW DISCOVERY SUBACCOUNT
Accumulation unit value                       $9.59(5)
Number of accumulation units outstanding,
 end of period                               18,126.61
Ratio of expenses to average net assets          1.08%
Total return                                    -1.99%


AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INCOME & GROWTH SUBACCOUNT
Accumulation unit value                       $9.06(5)
Number of accumulation units outstanding,
 end of period                                5,430.12
Ratio of expenses to average net assets          0.70%
Total return                                   -10.62%

VALUE SUBACCOUNT
Accumulation unit value                      $12.07(5)
Number of accumulation units outstanding,
 end of period                                7,968.86
Ratio of expenses to average net assets          1.00%
Total return                                    18.14%


OPPENHEIMER VARIABLE ACCOUNT FUND

MAIN STREET GROWTH & INCOME SUBACCOUNT
Accumulation unit value                       $9.09(5)
Number of accumulation units outstanding,
 end of period                               18,756.39
Ratio of expenses to average net assets          0.73%
Total return                                    -8.78%

GLOBAL SECURITIES SUBACCOUNT
Accumulation unit value                       $9.65(5)
Number of accumulation units outstanding,
 end of period                                9,941.27
Ratio of expenses to average net assets          0.68%
Total return                                     5.09%


NOTE 5 - SELECTED PER UNIT DATA (CONTINUED)
 .                                                2000        1999        1998        1997       1996

TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

 INTERNATIONAL SECURITIES SUBACCOUNT
Accumulation unit value                         $14.04      $14.49      $11.85   $10.94(3)
Number of accumulation units outstanding,
 end of period                               91,332.56   62,146.55   40,939.08   11,859.30
Ratio of expenses to average net assets          1.12%       1.10%       1.11%       1.13%
Total return                                    -2.38%      23.23%       9.08%       9.46%


NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

GUARDIAN SUBACCOUNT
Accumulation unit value                       $9.63(5)
Number of accumulation units outstanding,
 end of period                                4,883.14
Ratio of expenses to average net assets          1.00%
Total return                                     1.13%



(1) Commencement of operations was October 22, 1999, with a beginning accumulation unit value of $10.00. Assets of Carillon Capital Subaccount were transferred to the Summit Mutual Funds, Inc.'s Balanced Index Subaccount (formerly know as Carillon Balanced Index subaccount) on October 22, 1999.

(2) Commencement of operations was October 22, 1999, with a beginning accumulation unit value of $10.00.

(3) Commencement of operations was May 1, 1997, with a beginning accumulation unit value of $10.00.

(4) Commencement of operations was October 22, 1999, with a beginning accumulation unit value of $10.00. Assets of American
Century Capital Appreciation Subaccount were transferred to AIM
Capital Aprreciation subaccount on October 22, 1999.

(5) Commencement of operations was May 1, 2000, with a beginning accumulation unit value of $10.00.

               Consolidated Financial Statements

                   The Union Central Life
              Insurance Company and Subsidiaries

            Years ended December 31, 2000 and 1999
              with Report of Independent Auditors

    THE UNION CENTRAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

                CONSOLIDATED FINANCIAL STATEMENTS



             Years ended December 31, 2000 and 1999



                            CONTENTS
                                                         Page


Report of Independent Auditors........................... 1

Consolidated Balance Sheets.............................. 2

Consolidated Statements of Income........................ 3

Consolidated Statements of Equity........................ 4

Consolidated Statements of Cash Flows.................... 5

Notes to Consolidated Financial Statements............... 6

                Report of Independent Auditors

To the Board of Directors of
The Union Central Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Union Central Life Insurance Company and subsidiaries as of December 31, 2000 and 1999, and the related consolidated statements of income, equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
 We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Union Central Life Insurance Company and subsidiaries at December 31, 2000, and 1999, and the consolidated results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.

Ernst & Young
March 12, 2001

    THE UNION CENTRAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                 CONSOLIDATED BALANCE SHEETS
                        (in thousands)

                                                                 December 31,
                                                           ----------------------
                                                              2000         1999
                                                           ----------   ----------
ASSETS
Investments:
 Fixed maturities available-for-sale at fair value
   (amortized cost:
   2000 - $2,587,922 and 1999 - $2,526,023)                $2,530,040   $2,407,439
 Equity securities available-for-sale at fair value
   (cost: 2000 - $135,078 and 1999 - $82,269)                 111,435       70,539
 Cash and short-term investments                               (1,334)       1,892
 Other invested assets                                         31,413       42,666
 Mortgage loans                                               710,278      726,753
 Real estate                                                   29,630       42,509
 Policy loans                                                 147,308      150,703
                                                           ----------    ---------
   Total investments                                        3,558,770    3,442,501
                                                           ----------    ---------
Accrued investment income                                      44,502       42,963
Deferred policy acquisition costs                             421,993      432,401
Property, plant and equipment, at cost, less accumulated
  depreciation (2000 - $53,497 and 1999 - $46,507)             36,065       33,154
Federal income tax recoverable                                    697        5,720
Deferred federal income tax asset                                  --        5,877
Other assets                                                  140,763      154,151
Separate account assets                                     1,784,702    1,919,566
                                                           ----------    ---------
   Total assets                                            $5,987,492   $6,036,333
                                                           ----------   ----------
LIABILITIES AND EQUITY
Policy liabilities:
   Future policy benefits                                  $3,267,207    $3,210,466
   Deposit funds                                               94,649       101,187
   Policy and contract claims                                  35,296       31,163
   Policyholders' dividends                                    11,632       12,275
                                                           ----------   ----------
    Total policy liabilities                                3,408,784    3,355,091
Deferred revenue                                               92,384      101,477
Other liabilities                                              76,603       88,812
Deferred federal income tax liability                           4,462           --
Surplus notes payable                                          49,776       49,767
Separate account liabilities                                1,781,713    1,916,954
                                                           ----------   ----------
   Total liabilities                                        5,413,722    5,512,101
                                                           ----------   ----------
EQUITY
Policyholders' equity                                         615,533      593,349
Accumulated other comprehensive loss                          (41,763)     (69,117)
                                                           ----------   ----------
   Total equity                                               573,770      524,232
                                                           ----------   ----------
   Total liabilities and equity                            $5,987,492   $6,036,333
                                                           ==========   ==========

The accompanying notes are an integral part of the financial statements.

   THE UNION CENTRAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
               CONSOLIDATED STATEMENTS OF INCOME
                         (in thousands)

                                                                  December 31,
                                                                2000        1999
                                                              --------    --------
REVENUE
Insurance revenue:
  Traditional insurance premiums                              $143,348    $149,343
  Universal life policy charges                                 60,952      61,907
  Annuities                                                     46,760      43,540
Net investment income                                          260,372     277,382
Net realized losses on investments                             (13,074)    (20,256)
Other                                                           17,628      17,665
                                                              --------    --------
  Total revenue                                                515,986     529,581

BENEFITS AND EXPENSES
Benefits                                                       167,532     168,288
Increase (decrease) in reserves for future policy benefits      (2,339)      7,307
Interest expense:
  Universal life                                                59,224      55,643
  Investment products                                           79,994      82,107
Underwriting, acquisition and insurance expense                159,540     146,052
Policyholders' dividends                                        16,108      16,225
Impairment loss on subsidiary                                       --       5,689
                                                              --------    --------
  Total benefits and expenses                                  480,059     481,311
                                                              --------    --------

Income before federal income tax expense                        35,927      48,270
Federal income tax expense                                      13,743      26,816
                                                              --------    --------
Net Income                                                    $ 22,184    $ 21,454
                                                              ========   ========

The accompanying notes are an integral part of the financial statements.

   THE UNION CENTRAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
             CONSOLIDATED STATEMENTS OF EQUITY
                       (in thousands)


                                           Accumulated
                                              Other
                                          Comprehensive   Policyholders'
                                          Income (Loss)       Equity           Total
                                            --------         --------        --------
Balance at January 1, 1999                  $(5,424)         $571,895        $566,471
 Net income                                                    21,454          21,454
  Unrealized losses on securities,
  net of tax and reclassification
   adjustment                               (62,358)                          (62,358)
  Minimum pension liability
   adjustment                                (1,335)                           (1,335)

Comprehensive loss                                                            (42,239)
                                            --------         --------        --------
Balance at December 31, 1999                $(69,117)        $593,349        $524,232
                                            ========         ========        ========

   Net income                                                  22,184          22,184
  Unrealized gains on securities,
  net of tax and reclassification
    adjustment                                22,478                           22,478
   Minimum pension liability
    adjustment                                 4,876                            4,876
                                            --------         --------        --------
Comprehensive income                                                           49,538
                                            --------         --------        --------
Balance at December 31, 2000                $(41,763)        $615,533        $573,770
                                            ========         ========        ========

The accompanying notes are an integral part of the financial statements.

   THE UNION CENTRAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
            CONSOLIDATED STATEMENTS OF CASH FLOWS
                        (in thousands)

                                                                 Year ended December 31
                                                                  2000            1999
OPERATING ACTIVITIES
  Net income                                                     22,184       $  21,454
  Adjustments to net income not affecting cash:
    Impairment loss on subsidiary                                    --           5,689
    Interest credited to interest sensitive products             79,994          82,107
    Interest credited to universal life policies                 59,224          55,643
    Accrual of discounts on investments, net                        482             940
    Net realized losses on investments                           13,074          20,256
    Depreciation                                                  8,163           4,750
    Amortization of deferred policy acquisition costs            46,925          21,910
    Amortization of deferred revenue                            (11,935)         (3,900)
    Deferred federal income tax expense (benefit)                (4,374)         11,916
  Change in operating assets and liabilities:
    Accrued investment income                                    (1,539)         (1,742)
    Policy cost deferred                                        (50,722)        (60,779)
    Revenue deferred                                              2,841           3,555
    Policy liabilities                                          (59,256)        (28,944)
    Other liabilities                                            (7,071)        (26,963)
    Other items, net                                                243          13,005
                                                             ----------       ---------
    Cash Provided by Operating Activities                        98,233         118,897
                                                             ---------       ---------
INVESTING ACTIVITIES
  Costs of investments acquired                              (2,339,827)     (2,612,555)
  Proceeds from sale, maturity or repayment of investments    2,271,058       2,413,784
  Decrease in policy loans                                        3,395           3,409
  Purchases of property and equipment, net                      (10,459)        (11,598)
                                                             ----------       ---------
    Cash Used in Investing Activities                           (75,833)       (206,960)
                                                             ----------       ---------
FINANCING ACTIVITIES
  Receipts from universal life and investment contracts         667,015         695,971
  Withdrawals from universal life and investment contracts     (692,641)       (663,392)
                                                             ----------       ---------
    Cash Provided by (used in) Financing Activities             (25,626)         32,579
                                                             ----------       ---------
  Decrease in cash and short term investments                    (3,226)        (55,484)
                                                             ----------       ---------
  Cash and short term investments at beginning of year            1,892          57,376
                                                             ----------       ---------
  Cash and short term investments at end of year              $  (1,334)      $   1,892
                                                              =========       =========
Supplemental disclosure of cash flow information:
  Cash paid during the year for federal income taxes          $  12,990       $  13,680

  Cash paid during the year for interest on surplus notes     $   4,100       $   4,100


The accompanying notes are an integral part of the financial statements.

THE UNION CENTRAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation and Organization
The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the U.S. (GAAP) and include the accounts of The Union Central Life Insurance Company (Union Central) and the following subsidiaries: Summit Investment Partners, Inc. (formerly Carillon Advisors, Inc), wholly-owned, a registered investment advisor; Carillon Investments, Inc., wholly-owned, a registered broker-dealer that offers investment products and related services through its registered representatives; Payday of America, LLC, wholly-owned, a payroll company; and Family Enterprise Institute, Inc., wholly-owned, a national membership organization for family business owners. The consolidated company will be referred to as "the Company". At January 1, 1999, the consolidated company included the Manhattan Life Insurance Company (MLIC). In accordance with the impairment loss recognized on MLIC in 1999 and the subsequent sale of MLIC in 2000 (see discussion below), MLIC was not included in the consolidated company at December 31, 1999 or 2000. All significant intercompany accounts and transactions have been eliminated in the accompanying consolidated financial statements. Union Central also has the following unconsolidated investment affiliates: Summit Mutual Funds, Inc. (formerly Carillon Fund, Inc.), a registered investment company and Summit Investment Trust, a registered investment company. (See Note 2 for further detail of the Company's investments in Summit Mutual Funds, Inc. and Summit Investment Trust.) In 1999, the Company formally dissolved the Carillon Investment Trust, a registered investment company, and withdrew its entire investment in the Carillon Capital Fund, the sole mutual fund that was offered through the Carillon Investment Trust.
The Company provides a wide spectrum of financial products and related services for the benefit of individual, group and pension policyholders. Such products and services include insurance to provide for financial needs resulting from loss of life or income and management of funds accumulated for preretirement and retirement needs.
The Company is licensed to do business in all 50 states of the
United States.
The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.
On May 27, 1999, the Company entered into a definitive agreement to sell all of the Company's guarantee capital shares in MLIC to the Connecticut Reassurance Corporation (CRC) for $27,250,000.
On January 26, 2000, the New York Insurance Department approved the sale of MLIC to CRC, and on February 2, 2000, the sale was completed. Because the proceeds from the sale of MLIC to CRC were less than the net assets of MLIC, an impairment loss was recognized in 1999 ($5,689,000 loss before federal income tax expense of $5,621,000). The $5,689,000 pre-tax loss is presented in "Impairment loss on subsidiary" in the Statements of Income, and the federal income tax expense of $5,621,000 recognized on the impairment was included in "Federal income tax expense" in the Statements of Income. As the purchase price of $27,250,000 was received subsequent to December 31, 1999, it was recorded as a receivable in "Other assets" in the Balance Sheets at December
31, 1999.   Also, the impairment loss on MLIC included the write-
off of unamortized goodwill of $2,200,000 recorded by Union Central related to expenses Union Central incurred in becoming the sole shareholder in MLIC. As of December 31, 1999, MLIC reported assets of $431,425,000, liabilities of $387,585,000, policyholders' equity of $14,884,000 and shareholders' equity of $28,956,000. MLIC reported revenue of $54,732,000 and expenses of $64,176,000 for the year ended December 31, 1999. MLIC reported policyholders' share of net loss of $10,938,000 and shareholders' share of net income of $101,000 for the year ended December 31, 1999.

During the third quarter of 1999, the Company entered into an agreement with Swiss Re to reinsure Swiss Re's entire group operations (formally Royal Maccabees and Royal Life). The block was reinsured on a 100% coinsurance basis with an effective date of January 1, 1999. As part of the agreement, the Company paid an allowance of $13,400,000 to Swiss Re, which was capitalized in "Deferred Policy Acquisition Costs" in the Consolidated Balance Sheets.

During the third quarter of 1999, the Company acquired Payday of America, LLC for $1,600,000.

THE UNION CENTRAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

During 2000 and 1999, respectively, the Company recognized realized gains of $78,000 and $5,040,000 that were recorded in "Net realized losses on investments" in the Consolidated Statements of Income resulting from sales of mortgage loans to third parties. The realized gains were computed in accordance with Financial Accounting Standards No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" (FAS 125) and represented the present value of compensation related to the mortgage loan sales that Union Central will receive over the life of the mortgage loans sold. Also, at December 31, 2000 and 1999, respectively, an interest-only strip asset of $3,484,000 and $4,354,000 was recorded in "Other assets" in the Consolidated Balance Sheets. Amortization expense of $947,000 and $684,000 was recorded in "Net investment income" in the Consolidated Statements of Income for the years ended December 31, 2000 and 1999, respectively.
The Company adopted Financial Accounting Standards No. 133 "Accounting for Derivatives and Hedging Activities" (FAS 133) on January 1, 2001. FAS 133 establishes accounting and reporting standards for derivatives, including certain derivatives embedded in other contracts, and for hedging activities. FAS 133 requires that an entity recognize all derivatives in the financial statements at their fair value. The impact of the adoption of FAS 133 to the Company was immaterial.
Investments
Fixed maturity and equity securities classified as available-for-sale are carried at fair value with net unrealized gains and losses reported as a separate component of equity.

Other investments are reported on the following bases:

     > Mortgage loans on real estate are carried at their aggregate unpaid balance less unamortized discount and less an allowance for possible losses.

     > Real estate acquired through foreclosure is carried at the lower of cost or its net realizable value.

     > Policy loans are reported at unpaid balances.

     > Cash and short-term investments presented on the Consolidated Balance Sheets consist of cash-in-bank, cash-in-transit and commercial paper that has a maturity date of 90 days or less from the date acquired.

The Company's carrying value of investments in limited partnerships are adjusted to reflect the GAAP earnings of the investments underlying the limited partnership portfolios.
During 1999, the Company declared two of its hedge fund limited partnerships permanently impaired and recorded a realized loss of $15,800,000.

The fair values of fixed maturity and equity securities represent quoted market values from published sources or calculated market values using the "yield method" if no quoted market values are obtainable.

Realized gains and losses on sales of investments are recognized on a first-in, first-out basis. Declines in the value of investments judged to be other-than-temporary are recognized on a specific identification basis.

Interest is not accrued on mortgage loans or bonds for which principal or interest payments are determined to be uncollectible.

The Company purchases call options to hedge insurance contracts whose credited interest is linked to returns in Standard & Poor's 500 Stock Index (Index) based on a formula which applies participation rates to the returns in the Index. Call options are contracts which give the option purchaser the right, but not the obligation, to buy securities at a specified price during a specified period. The Company holds call options which expire quarterly until December 31, 2001. The Company paid initial fees (the option premium) to enter the option contracts. The Index call options give the Company the right to receive cash at settlement if the closing Index value is above the strike price.
 These proceeds do not result in income to the Company because the hedged insurance contracts would be credited interest for an equivalent amount.

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to the call options. To minimize this risk, the Company only enters into private options contracts with counterparties having Standard & Poor's credit

THE UNION CENTRAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

ratings of AA- or above or listed contracts guaranteed by the Chicago Board Options Exchange. The credit exposure is limited to the value of the call options at a particular point in time.

The call options were carried at their fair value of $2,488,000 at December 31, 2000, and were reflected in "Other invested assets" in the Consolidated Balance Sheets. The liabilities for the hedged insurance contracts were adjusted based on the returns in Standard & Poor's 500 Stock Index, and were reflected in "Deposit funds" in the Consolidated Balance Sheets.

The Company enters into one-month swap agreements with Deutsche Bank to hedge the change in value of a portion of its investments in the Summit Pinnacle and Apex series Nasdaq-100 and Russell 2000 mutual funds. (See Note 2 for further detail of the Company's investments in these funds.) The notional amount of the swap agreements is set based on the amount of the Company's investments in the Summit Nasdaq-100 and Russell 2000 mutual funds that it determines to hedge. Under the swap agreements, the Company pays or receives the total return of the Nasdaq-100 and Russell 2000 indexes during the term of the swap agreements, and receives interest income on the notional amount of the swap agreements that approximates prevailing short-term rates. Upon termination of the swap agreements, the return paid or received based on the return of the Nasdaq-100 and Russell 2000 indexes is recorded through surplus as an unrealized gain or loss and the cost basis of the hedged Summit mutual funds is adjusted. The Company records the change in value of its investments in the hedged Summit mutual funds through surplus as an unrealized gain or loss. The interest revenue resulting from the swap agreements is not part of the hedging relationship, and is recorded directly to "Net investment income" in the Consolidated Statements of Income.

In 2000, the swap agreements offset unrealized losses of $6,569,000 and realized losses of $1,229,000 that the Company incurred in the hedged Summit mutual funds. Interest income based on the notional value of the swap agreements of $1,625,000 was received in 2000.

Deferred Policy Acquisition Costs

The costs of acquiring new business, principally commissions, certain expenses of the policy issue and underwriting department and certain variable agency expenses have been deferred.
Deferred policy acquisition costs are amortized consistent with the methods described in "Policy Liabilities, Revenues, Benefits and Expenses". Amortization of deferred policy acquisition costs totalled $46,925,000 and $21,910,000 for the years ended December 31, 2000 and 1999, respectively, and were included in "Underwriting, acquisition and insurance expense" in the Consolidated Statements of Income. Deferred policy acquisition costs are adjusted to reflect the impact of unrealized gains on available-for-sale securities. Adjustments increasing deferred policy acquisition costs related to unrealized losses totalled $23,167,000 and $37,373,000 at 2000 and 1999, respectively.

In 2000 and 1999, the Company revised its estimates of future gross profits, and as a result amortization of deferred policy acquisition costs included in "Underwriting, acquisition and insurance expense" in the Consolidated Statements of Income (increased) decreased ($7,900,000) and $12,022,000 for the years ended 2000 and 1999, respectively.

Property, Plant and Equipment

Property, plant and equipment is valued at historical cost less accumulated depreciation in the Consolidated Balance Sheets. It consists primarily of Union Central's home office, capital leases for furniture and equipment, furniture and fixtures and electronic data processing equipment.

Depreciation is computed with the straight-line method over the estimated useful lives of the respective assets, not to exceed 10 years for office furniture and 5 years for electronic data processing equipment. Depreciation is computed for leasehold improvements with the straight-line method over the shorter of the remaining lease term or useful life of the improvements.

THE UNION CENTRAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

Capitalization of Software Costs

In 1999, the Company adopted Statement of Position 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use" (SOP 98-1). SOP 98-1 requires that certain software costs be capitalized and subsequently amortized over the software's estimated useful life. Software development costs of $5,896,000 and $5,669,000 were capitalized in 2000 and 1999, respectively. Amortization expense of $1,738,000 was recorded to "Underwriting, acquisition and insurance expense" in the Consolidated Statements of Income in 2000.

Deposit Funds

The liability for deposit funds is generally established at the policyholders' accumulated cash values plus amounts provided for guaranteed interest.

Policy Claims

Policy claim reserves represent the estimated ultimate net cost of all reported and unreported claims incurred. In addition, a claim adjustment expense reserve is held to account for the expenses associated with administering these claims. The reserves for unpaid claims are estimated using individual case basis valuations and statistical analyses. The claim adjustment expense reserve is estimated using statistical analyses. These estimates are subject to the effects of trends in claim severity and frequency. Although some variability is inherent in such estimates, management believes that the reserves for claims and claim related expenses are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known and such adjustments are included in current operations.

Dividends to Policyholders

The Company's dividend liability is the amount estimated to have accrued to policyholders' as of each year end.

Separate Accounts

Separate account assets and liabilities reported in the accompanying financial statements (excluding seed money provided by the Company) represent funds that are separately administered for the individual annuity, group annuity and variable universal life lines of business, and for which the contract holders rather than the Company bear the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company. Separate account investments are carried at market value. Investment income and gains and losses from these accounts accrue directly to contract holders and are not included in the accompanying financial statements. Union Central derives certain fees for maintaining and managing the separate accounts, but bears no investment risk on these assets, except to the extent that it participates in a particular separate account.

Policy Liabilities, Revenues, Benefits and Expenses

Traditional Insurance Products

Traditional insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance policies, term insurance policies and disability income policies. Premiums for traditional products are recognized as revenue when due.

The liability for future policy benefits for participating traditional life is computed using a net level premium method and the guaranteed mortality and dividend fund interest. The mortality and interest assumptions are equivalent to statutory assumptions. The liabilities for future policy benefits and expenses for nonparticipating traditional life policies and disability income policies are generally computed using a net level premium method and assumptions for investment yields, morbidity, and withdrawals based principally on company experience projected at the time of policy issue, with provision for possible adverse deviations. Interest assumptions for participating traditional life reserves for all policies ranged from 2.3% to 6.0% for the years ended 2000 and 1999.

THE UNION CENTRAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

The costs of acquiring new traditional business, principally commissions, certain policy issue and underwriting expenses (such as medical examination and inspection report fees) and certain agency expenses, all of which vary with and are primarily related to the production of new and renewal business, are deferred to the extent that such costs are deemed recoverable through future gross premiums. Such non-participating deferred acquisition costs are amortized over the anticipated premium paying period of the related policies, generally not to exceed the premium paying lifetime of the policies using assumptions consistent with those used to develop policy benefit reserves. For participating life insurance products, deferred policy acquisition costs are amortized in proportion to estimated gross margins of the related policies. Gross margins are determined for each issue year and are equal to premiums plus investment income less death claims, surrender benefits, administrative costs, policyholder dividends, and the increase in reserves for future policy benefits. The future investment yields are assumed to range from 7.8% to 8.3% and from 7.1% to 8.9% for the years ended 2000 and 1999, respectively. Changes in dividend payouts are assumed with changes in yields.

Universal Life and Other Interest Sensitive Products

Interest sensitive products include universal life, single premium whole life and annuity products. They are distinguished by the existence of a separately definable fund that is credited with interest and from which any policy charges are taken. Revenues for these products consist of policy charges for the cost of insurance, policy administration charges, and surrender charges that have been assessed against policyholder account balances during the period.

Benefit reserves for universal life and other interest sensitive products are computed in accordance with the retrospective deposit method and represent policy account balances before applicable surrender charges. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to account balances. Interest crediting rates ranged from 4.5% to 7.2% and from 4.5% to 8.2% for the years ended 2000 and 1999, respectively.

The cost of acquiring universal life and other interest sensitive products, principally commissions, certain policy issue and underwriting expenses (such as medical examination and inspection report fees) and certain agency expenses, all of which vary with and are primarily related to the production of new and renewal business, are deferred to the extent that such costs are deemed recoverable through future estimated gross profits. Acquisition costs for universal life and other interest sensitive products are amortized over the life of the policies in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins. The amortization is adjusted retrospectively when estimates of current or future gross profits (including the impact of investment gains and losses) to be realized from a group of products are revised.

Amounts assessed policyholders that represent revenue for services to be provided in future periods are reported as unearned revenue and recognized in income over the life of the policies, using the same assumptions and factors as are used to amortize deferred acquisition costs. These charges consist of policy fees and premium loads that are larger in the initial policy years than they are in the later policy years. Amortization of unearned revenue totalled $11,935,000 and $3,900,000 for the years ended December 31, 2000 and 1999, respectively, and was included in "Universal life policy charges" in the Consolidated Statements of Income.

In 2000 and 1999, the Company revised its estimates of future gross profits, and as a result amortization of unearned revenue included in "Universal life policy charges" in the Consolidated Statements of Income was increased by $3,000,000 and $1,000,000 for the years ended 2000 and 1999, respectively.

Group Products

Group products consist primarily of group life insurance, and group long and short term disability income products. Premiums for group insurance products are recognized as revenue when due.


The liabilities for future policy benefits and expenses for group life and disability income products are computed using statutory methods and assumptions, which approximate net level premium reserves using assumptions for investment yields, mortality, and withdrawals based principally on company experience projected at

THE UNION CENTRAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

the time of policy issue, with provisions for possible adverse deviations. Interest assumptions are based on assumed investment yields that ranged from 7.5% to 8.3% for the years ended 2000 and 1999.

The costs of acquiring new group life and disability income business, principally commissions, certain policy issue and underwriting expenses (such as medical examination and inspection report fees) and certain agency expenses, all of which vary with and are primarily related to the production of new and renewal business, are deferred to the extent that such costs are deemed recoverable through future gross premiums. Such deferred acquisition costs are amortized over the anticipated premium paying period of the related policies, generally not to exceed ten years.

Pension Products

Pension products include deferred annuities and payout annuities.
 Revenues for the deferred annuity products consist of investment income on policy funds, mortality and expense charges, contract administration fees, and surrender charges that have been assessed against policyholder account balances. Expenses for deferred annuity products include the interest credited on policy funds and expenses incurred in the administration and maintenance of the contracts. For payout annuities, premiums are recognized as revenue when due while expenses exclude the interest credited on policy funds.

Benefit reserves for the deferred annuity contracts represent the policy account balances before applicable surrender charges. Interest assumptions on payout annuities are based on assumed investment yields that ranged from 2.0% to 8.0% for the years ended 2000 and 1999.

Commissions and other related costs of acquiring annuity contracts that vary with and are primarily related to the production of new and renewal business are deferred to the extent that such costs are deemed recoverable through future estimated gross profits. Acquisition costs are amortized over the life of the contracts in direct proportion to the present value of expected gross profits from surrender charges and investment and expense margins. The amortization is adjusted retrospectively when estimates of current or future gross profits (including the impact of investment gains or losses) to be realized on a group of contracts are revised.

Reinsurance

Reinsurance premiums and claims are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums and benefits are reported net of reinsured amounts.

Federal Income Taxes

The Company accounts for income taxes using the liability method for financial accounting and reporting of income taxes. Under this method, deferred income taxes are recognized for the tax consequences of "temporary differences" by applying the applicable tax rate to differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities.

THE UNION CENTRAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

NOTE 2 - INVESTMENTS

Available-for-sale securities are summarized as follows:

                                             Cost or      Gross       Gross
                                            Amortized  Unrealized   Unrealized      Fair
                                               Cost       Gains      (Losses)      Value
                                            ---------  ----------   ----------    -------
                                                           (in thousands)
December 31, 2000:
U.S. treasury securities and obligations
 of U.S. government corporations
 and agencies                                $  109,012   $ 1,426    $    (17)   $  110,421
Corporate securities and other                1,518,148    17,014     (54,660)    1,480,502
Mortgage-backed securities,
 collateralized mortgage obligations and
 other structured securities                    960,762    11,407     (33,052)      939,117
                                             ----------   -------   ---------    ----------
 Subtotal                                     2,587,922    29,847     (87,729)    2,530,040

Equity securities                               135,078       728     (24,371)      111,435
                                             ----------   -------   ---------    ----------
 Total                                       $2,723,000   $30,575   $(112,100)   $2,641,475
                                             ==========   =======   =========    ==========


                                             Cost or      Gross       Gross
                                            Amortized  Unrealized   Unrealized      Fair
                                               Cost       Gains      (Losses)      Value
                                            ---------  ----------   ----------    -------
                                                           (in thousands)
December 31, 1999:
U.S. treasury securities and obligations
 of U.S. government corporations
 and agencies                                $  109,655   $   291   $  (1,013)   $  108,933
Corporate securities and other                1,483,286     4,231     (69,868)    1,417,649
Mortgage-backed securities,
 collateralized mortgage obligations and
  other structured securities                   933,082     2,195     (54,420)      880,857
                                             ----------   -------   ---------    ----------
 Subtotal                                     2,526,023     6,717    (125,301)    2,407,439

Equity securities                                82,269       592     (12,322)       70,539
                                             ----------   -------   ---------    ----------
 Total                                       $2,608,292   $ 7,309   $(137,623)   $2,477,978
                                             ==========   =======   =========    ==========

Fixed maturity available-for-sale securities, at December 31, 2000, are summarized by stated maturity as follows:

                                                       Amortized             Fair
                                                         Cost               Value
                                                      ----------          ----------
                                                             (in thousands)
     Due in one year or less                          $      --           $       --
     Due after one year through five years              348,566              345,511
     Due after five years through ten years             681,955              656,919
     Due after ten years                                246,850              239,052
                                                      ----------          ----------
          Subtotal                                     1,277,371           1,241,482

     Mortgage-backed securities                          993,236             971,395
     Other securities with multiple repayment dates      317,315             317,163
                                                      ----------          ----------
          Total                                       $2,587,922          $2,530,040
                                                      ==========          ==========

THE UNION CENTRAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

Significant components of the unrealized gain (loss) on available-for-sale securities included in "Accumulated other comprehensive loss" in the accompanying Consolidated Balance
Sheets are as follows:

                                                             Year Ended December 31,
                                                               2000          1999
                                                                 (in thousands)
     Gross unrealized loss on available-
       for-sale securities                                   $(81,525)    $(130,314)
     Amortization of deferred policy acquisition costs         23,167        37,373
     Deferred tax asset                                        20,425        32,530
                                                             --------     ---------
     Net unrealized loss on available-
       for-sale securities                                   $(37,933)    $ (60,411)
                                                             ========     =========

See Note 9 for discussion of the methods and assumptions used by the Company in estimating the fair values of available-for-sale securities.

At December 31, 2000 and 1999, the Company held unrated or less-than-investment grade (investment grade is defined as "Baa3" and higher on Moody's ratings and "BBB" and higher on Standard and Poor's bond ratings) corporate bonds of $155,973,000 and $161,596,000. Those holdings amounted to 6.2% and 6.8%, respectively, of the Company's investments in fixed maturities and 2.6% and 2.7%, respectively, of the Company's total assets. The holdings of less-than-investment grade bonds are widely diversified and of satisfactory quality based on the Company's investment policies and credit standards.

At December 31, 2000 the Company held investments in eight mutual funds within Summit Mutual Funds, Inc.'s Apex and Pinnacle series. Mutual funds within the Apex series are offered to institutional and retail clients, while mutual funds within the Pinnacle series are offered exclusively to providers of variable insurance products. The Company also sponsored two mutual funds within Summit Investment Trust, Inc.: the Summit High Yield Fund, a high yield bond mutual fund and the Summit Emerging Markets Bond Fund, an emerging markets corporate and government bond fund.

THE UNION CENTRAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

The investments within Summit Mutual Funds, Inc. and Summit
Investment Trust, Inc. were carried at fair value and included in "Equity securities available-for-sale at fair value" in the Consolidated Balance Sheets as follows:




                                              December 31, 2000     December 31, 1999
                                                  Fair Value            Fair Value
                                                           (in thousands)
Summit Mutual Funds, Inc.:
  Apex Series:
  Russell 2000 Small Cap Index Fund               $ 13,977              $    258
  Nasdaq-100 Index Fund                              3,635                   377
  Lehman Aggregate Bond Index Fund                  10,964                11,464
  Everest Fund                                          --                   377
  International EAFE Index Fund                        374                    --
  Total Social Impact Fund                             341                    --

  Pinnacle Series:
  Russell 2000 Small Cap Index Portfolio            14,723                    --
  Nasdaq-100 Index Portfolio                         6,001                    --
  S&P MidCap 400 Index Portfolio                     5,201                 5,620
                                                  --------               -------
                                                    55,216                18,096

Summit Investment Trust, Inc.:
  Summit High Yield Fund                            18,873                24,145
  Summit Emerging Markets Bond Fund                 19,303                23,337
                                                  --------               -------
                                                    38,176                47,482
                                                  --------               -------
  Total                                           $ 93,392              $ 65,578
                                                  ========              ========

Proceeds, gross realized gains, and gross realized losses from the sales and maturities of available-for-sale securities follows:
                                     Year Ended December 31,
                                       2000         1999
                                     --------     --------
                                         (in thousands)

        Proceeds                    $2,142,281    $	2,220,492
        Gross realized gains             9,836        15,159
        Gross realized losses           13,621        42,898

THE UNION CENTRAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

A summary of the characteristics of the Company's mortgage portfolio (before deducting valuation reserves of $732,000 and $278,000 at December 31, 2000 and 1999, respectively) follows:

                                           December 31, 2000             December 31, 1999
                                        -----------------------      -----------------------
                                        Principal    Percent of       Principal    Percent of
                                         Balance     Principal         Balance     Principal
                                         -------     ---------        -------      ---------
                                                          (in thousands)
 Region
 New England and Mid-Atlantic           $ 54,502        7.7%          $ 46,176        6.4%
 South Atlantic                          119,954       16.9            119,900       16.5
 North Central                           135,725       19.1            157,812       21.7
 South Central                            73,565       10.3             76,796       10.6
 Mountain                                137,488       19.3            135,472       18.6
 Pacific                                 189,776       26.7            190,875       26.2
                                        --------      -----           --------      -----
          Total                         $711,010      100.0%          $727,031      100.0%
                                        ========      =====           ========      =====

 Property Type
 Apartment and residential              $ 65,166        9.2%          $ 75,584       10.4%
 Warehouses and industrial               143,551       20.2            141,597       19.5
 Retail and shopping center              244,895       34.4            262,606       36.1
 Office                                  206,648       29.1            202,130       27.8
 Other                                    50,750        7.1             45,114        6.2
                                        --------      -----           --------      -----
          Total                         $711,010      100.0%          $727,031      100.0%
                                        ========      =====           ========      =====

Real estate consists of investment real estate under lease and foreclosed real estate. The investment real estate under lease is depreciated over 40 years. The cost of the property totalled $18,845,000 and $18,782,000 at December 31, 2000 and 1999,
respectively, and accumulated depreciation totalled $5,827,000 and $5,391,000 at December 31, 2000 and 1999, respectively. The book value of foreclosed real estate was $16,612,000 and $29,118,000 at December 31, 2000 and 1999, respectively. The $12,506,000 decrease in foreclosed real estate in 2000 was primarily due to the sale of four properties.
NOTE 3 - REINSURANCE
In the ordinary course of business, the Company assumes and cedes reinsurance with other insurers and reinsurers. These arrangements provide greater diversification of business and limit the maximum net loss potential on large or hazardous risks.
 Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. Reinsurance ceded is recorded in "Other assets" in the Consolidated Balance Sheets. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements.
Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers. No losses are anticipated, and, based on management's evaluation, there are no concentrations of credit risk at December 31, 2000 and 1999. The Company retains the risk for varying amounts of individual or group insurance written up to a maximum of $1,000,000 on any one life or $4,000 per month disability risk and reinsures the balance.

THE UNION CENTRAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

Reinsurance transactions with other insurance companies for the years ended December 31, 2000 and 1999 are summarized as follows:

                                                      December 31, 2000
                                    -------------------------------------------------------
                                        Direct       Assumed      (Ceded)          Net
                                        ------       -------      -------          ---
                                                         (in thousands
Life insurance in force              $43,424,167    $149,923    $(7,048,875)    $36,525,215
                                     ===========    ========    ===========     ===========
Premiums and other
considerations:
  Traditional insurance premiums
    and universal life               $   230,033    $ 12,358    $   (38,091)    $   204,300
  Annuity                                 46,760          --             --          46,760
                                     -----------    --------    -----------     -----------
Total                                $   276,793    $ 12,358    $   (38,091)    $   251,060
                                     ===========    ========    ===========     ===========


                                                      December 31, 1999
                                     ------------------------------------------------------
                                        Direct       Assumed      (Ceded)          Net
                                        ------       -------      -------          ---
                                                         (in thousands)
Life insurance in force              $39,612,937    $142,772    $(6,303,368)    $33,452,341
                                     ===========    ========    ===========     ===========
Premiums and other
considerations:
  Traditional insurance premiums
    and universal life               $   197,859    $ 50,345    $   (36,954)    $   211,250
  Annuity                                 43,540          --             --          43,540
                                     -----------    --------    -----------     -----------
Total                                $   241,399    $ 50,345    $   (36,954)    $   254,790
                                     ===========    ========    ===========     ===========

Benefits paid or provided were reduced by $4,105,000 and $1,844,000 at December 31, 2000 and 1999, respectively, for estimated recoveries under reinsurance treaties.
The Company nor any of its related parties control, either directly or indirectly, any reinsurers in which the Company conducts business. No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits.

THE UNION CENTRAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

NOTE 4 - FEDERAL INCOME TAX
Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax liabilities and assets are as follows :

                                                              December 31,
                                                              ------------
                                                           2000          1999
                                                         --------      --------
                                                              (in thousands)
Deferred tax liabilities:
     Deferred policy acquisition costs                   $141,252      $139,923
     Basis differences on bonds and mortgage loans             --         1,755
     Partnership income differences                            --         3,069
     Capitalization of software                             5,110         2,642
     Impairment loss on subsidiary                             --         5,621
     Other                                                  1,758         2,921
                                                         --------      --------
          Total deferred tax liabilities                  148,120       155,931
                                                         --------      --------
Deferred tax assets:
     Policyholders' dividends                                2,450        2,630
     Future policy benefits                                 76,232       79,098
     Basis differences on bonds and mortgage loans           2,685           --
     Premium - based DAC adjustment                         29,205       27,437
     Retirement plan accruals                                6,194       13,893
     Partnership income differences                             30           --
     Investment income differences                           3,475        2,535
     Unrealized losses - FAS 115                            20,425       32,530
     Other                                                  2,962         3,685
                                                         --------      --------
          Total deferred tax assets                       143,658        61,808
                                                         --------      --------
          Net deferred tax (assets) liabilities          $  4,462      $ (5,877)
                                                         ========      ========

Significant components of the provision for income taxes attributable to continuing operations are as follows:

                                 Year ended December 31,
                                 -----------------------
                                   2000          1999
                                 --------      --------
                                     (in thousands)

        Current                  $ 16,822      $ 14,900
        Deferred                   (3,079)       11,916
                                 --------        ------
        Total                    $ 13,743      $ 26,816
                                 ========      ========


Federal income tax expense is calculated based on applying the statutory corporate tax rate to taxable income, and adjusting this amount for permanent differences between deductions allowed for financial statement purposes versus federal income tax purposes. Significant differences would include the surplus tax adjustment applicable to Union Central.

THE UNION CENTRAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

NOTE 5 - COMMITMENTS AND CONTINGENT LIABILITIES

Leases

The Company leases office space for various field agency offices with lease terms that vary in duration from 1 to 15 years. Some of these leases include escalation clauses which vary with levels of operating expense. Rental expense under these operating leases totalled $2,600,000 and $2,350,000 in 2000 and 1999, respectively. The Company also leases furniture and equipment under operating leases which expire in 2001. Rental expense under these leases included in "Underwriting, acquisition and insurance expense" in the Consolidated Statements of Income totalled $99,000 and $88,000 in 2000 and 1999, respectively.
At December 31, 2000, the future minimum lease payments for all noncancelable operating leases are as follows:

                                    Year           Amount
                                    ----           ------
                                               (in thousands)

                                    2001         $  2,398
                                    2002            1,800
                                    2003            1,166
                                    2004              841
                                    2005              350
                              After 2005              182
                                                  -------
                                   Total         $  6,737
                                                 ========

The Company also has capital leases for office furniture. Lease expense under these leases was $329,000 and $369,000 in 2000 and 1999, respectively.
At December 31, 2000 the future minimum lease payments for all noncancelable capital leases are as follows:

                                  Year          Amount
                                  ----          ------
                                            (in thousands)

                                  2001          $  39
                                                -----
                                 Total          $  39
                                                =====

Other Commitments
At December 31, 2000, the Company had outstanding agreements to fund mortgages totalling $15,635,000 in early 2001. In addition, the Company has committed to invest $25,879,000 in equity-type limited partnerships during the years 2001 to 2003. These transactions are in the normal course of business for the Company.

Litigation

In the normal course of business, the Company is party to various claims and litigation primarily arising from claims made under insurance policies and contracts. Those actions are considered by the Company in estimating the policy and contract liabilities.
 The Company's management believes that the resolution of those actions will not have a material adverse effect on the Company's financial position or results of operations.

Guaranty Fund Assessments

The economy and other factors have caused an increase in the number of insurance companies that are under regulatory supervision. This circumstance is expected to result in an increase in assessments by state guaranty funds, or voluntary payments by solvent insurance companies, to fund policyholder losses or liabilities of insurance companies that become insolvent. These assessments may, in certain instances, be offset against future premium taxes. For 2000 and 1999, the charge to operations related to these assessments was not significant. The estimated liability of $904,000 and $1,046,000 at December 31, 2000 and 1999, respectively, was based on data

THE UNION CENTRAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

provided by the National Organization of Life and Health
Insurance Guaranty Associations and was included in "Other liabilities" in the Consolidated Balance Sheets.

NOTE 6 - STATUTORY SURPLUS AS REPORTED TO REGULATORY AUTHORITIES

Union Central files statutory-basis financial statements with regulatory authorities. Union Central's statutory-basis financial statements are prepared in conformity with accounting practices prescribed or permitted by the Department of Insurance
of Ohio, Union Central's state of domicile.   Surplus as
reflected in the statutory-basis financial statements was as follows:

                               Year ended December 31,
                               ----------------------
                                  2000         1999
                               ---------    ---------
                                   (in thousands)

Capital and surplus            $ 353,873    $	 347,396
                               =========    =========

In 1999, the National Association of Insurance Commissioners adopted codified statutory accounting practices (Codification). During 1999, Ohio formally adopted Codification with an effective date of January 1, 2001. Codification has changed prescribed statutory accounting practices and will result in changes to the accounting practices that the Company uses to prepare its statutory basis financial statements. The Company will report the cumulative effect of changes in accounting practices required under Codification as an adjustment to statutory surplus as of January 1, 2001. While the Company anticipates the impact on statutory surplus from adopting Codification to be negative, the negative impact is expected to be less than 5% of statutory surplus. The Company fully anticipates that it will remain in compliance with all regulatory and contractual obligations after the adoption of Codification.

NOTE 7 - EMPLOYEE BENEFITS

The Company has pension plans covering substantially all of its employees (The Plans). Effective August 31, 1999, MLIC's defined benefit pension plan and excess benefit pension plan were merged with the pension plans of Union Central. MLIC's pension plans were fully funded at the effective date of the merger. The accumulated benefit obligation (ABO) of the MLIC pension plans at the effective date of the merger was $19,700,000.

Benefits are based on years of service and the employee's highest five consecutive years of compensation out of the last ten years. The Company's funding policy is determined according to regulations as specified by ERISA and subsequent amendments. The contributions totalled $3,490,000 and $8,342,000 in 2000 and 1999, respectively. In 1999, the Company's funding increased due to MLIC fully funding its pension plans in connection with the merger of its pension plans with Union Central's. The Company's net periodic pension expense was calculated in accordance with FAS 87 and was $6,227,000 and $5,121,000 for the years ended December 31, 2000 and 1999, respectively. Benefits paid in 2000 and 1999, were $5,121,000 and $3,688,000, respectively. Plan assets are primarily composed of mutual funds and unallocated insurance contracts. At December 31, 2000 and 1999, $72,119,000 and $62,140,000, respectively, was invested in affiliated mutual funds.

THE UNION CENTRAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

A table setting forth the funded status and the pension liability included in the Consolidated Balance Sheets follows:

                                                                    2000         1999
                                                                  --------     --------
                                                                     (in thousands)
Actuarial present value of benefits obligations:
  Accumulated benefit obligation, including vested benefits of
  $85,145 and $74,603 for 2000 and 1999, respectively             $ 87,762     $ 85,512
                                                                  ========     ========

  Projected benefit obligation                                     $ 98,843    $ 97,705
  Plan assets at fair value                                          76,379      66,559
                                                                   --------    --------
  Projected benefit obligation higher than plan assets             $ 	22,464    $ 31,146
                                                                   ========     ========

Pension liability included in "Other liabilities"
  at end of year                                                   $ 11,383    $ 18,953

Also, $4,876,000 and ($1,335,000) (net of tax) was credited (charged) directly to policyholders' equity in 2000 and 1999, respectively, as a result of recognizing an additional minimum pension liability adjustment under FAS 87, and was included in "Minimum pension liability adjustment" in the Consolidated Statements of Equity.

The unfunded accumulated benefit obligation (ABO) will vary from year to year as changes in the market value of the plans' assets differs from changes in the ABO. The ABO varies from year to year as the rate used to discount future pension benefits related to the past service of plan participants changes. The discount rate at each valuation date reflects available rates on high quality fixed income investments. The investment strategy for the plans' assets is designed to achieve somewhat higher yields over the long term than would be achieved by investing entirely in high quality fixed income investments. Therefore, the market value of the plans' assets and the ABO do not change in the same amount from year to year. The Company believes that its current funding policy will be adequate to meet all future plan obligations over the long term.

                                                                 2000         1999
                                                               --------     --------
Assumptions used to determine the status of the plans were:
   Discount rate                                                 7.75%        7.50%
   Rate of increase in future compensation levels                4.00%        4.00%
   Expected long-term rate of return on assets                   8.50%        8.50%


The Company has contributory savings plans for employees meeting certain service requirements which qualify under Section 401(k) of the Internal Revenue Code. These plans allow eligible employees to contribute up to certain prescribed limits of their pre-tax compensation. The Company will match 50% of the first 6% of participants' contributions for the Employee Saving Plan and 40% of the first 6% of participants' contributions for the Agents Savings Plan. The Company's matching contributions to these Plans were $1,787,000 and $1,547,000 for 2000 and 1999, respectively. The value of the Plans' assets were $71,926,000 and $72,855,000 at December 31, 2000 and 1999, respectively. The assets are held in the Company's deposit fund or under the variable accounts of a group annuity policy sponsored by the Company. At December 31, 2000 and 1999, $22,675,000 and
$18,884,000, respectively, was invested in affiliated mutual funds. During 1999, the contributory savings plan of MLIC was merged with the Employee Savings Plan of the Company.

THE UNION CENTRAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

NOTE 8 - POSTRETIREMENT BENEFITS
The Company provides certain health care and life insurance benefits for its eligible retired employees. Substantially all of the Company's employees may become eligible for these benefits if they reach normal retirement age while working for the Company.

Effective August 31, 1999, MLIC's group life and major medical plans were merged with the Company's. MLIC's group life and major medical plans were fully funded at the effective date of the merger. The postretirement benefit obligation of MLIC's group life and major medical plans at the effective date of the merger was $3,100,000.

Information related to the postretirement benefits follows:

                                       2000      1999
                                      ------    ------
                                       (in thousands)

  Postretirement costs                $  954    $1,440
  Cash benefits paid                   1,180       976
  Employer contributions               1,500     1,244
  Participant contributions              173       123

A summary of the accrued postretirement liability included in "Other liabilities" in the Consolidated Balance Sheet as determined by the Plan's actuaries follows:

                                         2000        1999
                                       --------    --------
                                           (in thousands)

 Postretirement benefit obligation     $ 17,384    $ 17,265
 Fair value of plan assets                6,649       6,149
                                       --------    --------

 Unfunded status                         10,735      11,116
 Unrecognized net gain                    5,328       5,494
                                       --------    --------
 Accrued postretirement liability      $ 16,063    $ 16,610
                                       ========    ========

Plan assets are primarily composed of mutual funds and common stocks. At December 31, 2000, $1,603,000 was invested in affiliated mutual funds.

The discount rate used in determining the accumulated postretirement benefit obligation was 7.75% and 7.50% at December
31, 2000 and 1999, respectively. The long-term rate of return on assets was 7.75% and 7.00% for 2000 and 1999, respectively.

A one percentage point increase in the health care cost trend rate in each year would not materially impact the postretirement benefit obligation, the interest cost and estimated eligibility cost components of the net periodic postretirement benefit cost as of and for the year ended December 31, 2000.

NOTE 9 - FAIR VALUES OF FINANCIAL INSTRUMENTS

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash and short-term investments: The carrying amounts reported in the Consolidated Balance Sheets for these instruments approximate their fair values.

Investment securities: Fair values for bonds are based on quoted market prices, where available. If quoted market prices are not available, fair values are estimated using values obtained from independent securities broker dealers or quoted market prices of comparable instruments. The fair values of common stock in Company sponsored mutual funds are based on quoted market prices and are recognized in "Equity securities available-for-sale at fair value" in the Consolidated Balance Sheets. The fair values for limited partnerships are based on the quoted market prices of the investments underlying the limited partnership portfolios.

THE UNION CENTRAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

Mortgage loans: The fair values for commercial mortgages in good standing are estimated using discounted cash flow analysis using interest rates currently being offered for similar loans to borrowers with similar credit ratings in comparison with actual interest rates and maturity dates. Fair values for mortgages with potential loan losses are based on discounted cash flow analysis of the underlying properties.

Policy loans: Management is unable to ascertain the estimated life of the policy loan portfolio. Due to the excessive costs which would be incurred to determine this information, management considers the estimation of its fair value to be impracticable. The nature of a policy loan insures that the outstanding loan balance will be fully recoverable because the balance owed to the Company is always equal to or lower than the cash value of the insurance policy owed to the policyholder. Policy loans are stated at their aggregate unpaid balance in the Consolidated Balance Sheets.

Investment contracts: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

The carrying amounts and fair values of the Company's mortgage loans are as follows:

                    December 31, 2000       December 31, 1999
                    -----------------       -----------------
                    Carrying    Fair        Carrying    Fair
                     Amount     Value        Amount     Value
                    --------   -------      --------   -------
                                  (in thousands)

Mortgage loans      $711,010   $732,755     $727,031   $697,703


The carrying amounts and fair values of the Company's liabilities for investment-type insurance contracts are as follows:

                           December 31, 2000    December 31, 1999
                           -----------------    -----------------
                            Carrying  Fair       Carrying  Fair
                             Amount   Value       Amount   Value
                            --------  -----      --------  -----
                                      (in thousands)
Direct access               $45,567  $45,567     $50,271  $50,271
Traditional annuities        27,618   	27,483      26,674   26,245
Supplementary contracts      11,890   11,902      13,592   13,693
GPA not involving life        1,433    1,495       1,810    1,915
Group dividends                  28       28          30       30
Traditional life dividends    5,559    5,559       5,571    5,571
Group life dividends            185      185         176      176

Total                       $92,280  $92,219     $98,124  $97,901
                            =======  =======     =======  =======

The Company's other insurance contracts are excluded from disclosure requirements. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts. Additional data with respect to the carrying value and fair value of the Company's investments is disclosed in Note 2.

THE UNION CENTRAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

NOTE 10 - LIABILITY FOR UNPAID CLAIMS AND CLAIM ADJUSTMENT
EXPENSES

Activity in the liability for unpaid claims and claim adjustment expense is summarized as follows:

                                           December 31,
                                        2000         1999
                                     ---------    ---------
                                          (in thousands)
     Balance as of January 1         $ 135,382    $ 126,859*
     Incurred related to:
       Current year                     99,866       94,448
       Prior years                      (8,305)      (3,649)
                                     ---------    ---------
     Total incurred                     91,561       90,799
                                     ---------    ---------
     Paid related to :
       Current year                     45,210       53,114
       Prior years                      33,285       29,162
                                     ---------    ---------
     Total paid                         78,495       82,276
                                     ---------    ---------
     Balance as of December 31       $ 148,448    $ 135,382
                                     =========    =========

 * Balance as of January 1, 1999 excludes MLIC (see Note 1 for discussion of sale of MLIC).

The balance in the liability for unpaid claims and claim adjustment expenses is included in "Future policy benefits" and "Policy and contract claims" in the Consolidated Balance Sheets.

As a result of changes in estimates of insured events in prior years, the provision of claims and claim adjustment expenses decreased by $8,305,000 and $3,649,000 in 2000 and 1999, respectively, due to higher than expected rates of claim terminations. Included in the above balances are reinsurance recoverables of $1,473,000 and $1,952,000 at 2000 and 1999, respectively.

NOTE 11 - SURPLUS NOTES

On November 1, 1996, Union Central issued $50,000,000 of 8.20% Surplus Notes (Notes). The Notes mature on November 1, 2026 and may not be redeemed prior to maturity. The Notes are unsecured and subordinated to all present and future policy claims, prior claims and senior indebtedness. Subject to prior written approval of the Superintendent of the Ohio Insurance Department, these Notes pay interest semi-annually on May 1 and November 1. Interest expense of $4,100,000 was incurred in 2000 and 1999, and was recorded as a reduction of "Net investment income" in the Consolidated Statements of Income. In connection with issuing the Notes, Union Central incurred and capitalized $765,000 of issuance cost. This cost is recorded in "Other assets" in the Consolidated Balance Sheets, and totalled $665,000 and $690,000 as of December 31, 2000 and 1999, respectively. Issuance cost of $25,000 was amortized in 2000 and 1999, respectively, and recorded to "Underwriting, acquisition and insurance expense" in the Consolidated Statements of Income. Additionally, the Notes have an original issue discount of $260,000, which is deducted from the balance of the Notes. Issuance costs and original issue discount will be amortized under the straight-line method over the term of the Notes. Amortization relating to original issue discount of $9,000 was recorded in 2000 and 1999 in "Underwriting, acquisition and insurance expense" in the Consolidated Statements of Income. Unamortized original issue discount of $224,000 and $233,000 was deducted from the balance of the Notes as of December 31, 2000 and 1999, respectively.

THE UNION CENTRAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

NOTE 12 -  COMPREHENSIVE INCOME

Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" (FAS 130) establishes the requirement for the reporting and display of comprehensive income and its components in the financial statements. Comprehensive income is defined by the FASB as all changes in an enterprise's equity during a period other than those resulting from investments by owners and distributions to owners. Comprehensive income includes net income and other comprehensive income, which includes all other non-owner related changes to equity and includes unrealized gains and losses on available-for-sale debt and equity securities and minimum pension liability adjustments.
 FAS 130 also requires separate presentation of the accumulated balance of other comprehensive income within the equity section of a statement of financial position. The Company has presented the required displays of total comprehensive income and its components, along with the separate presentation of the accumulated balance of other comprehensive income within the Consolidated Statements of Equity.

Following are the FAS 130 disclosures of the related tax effects allocated to each component of other comprehensive income and the accumulated other comprehensive income balances required by FAS
130.

                                                    Year Ended December 31, 2000
                                               Before-Tax          Tax         Net-of-Tax
                                                 Amount          Expense         Amount
                                               ----------       ---------      ----------
                                                             (in thousands)
Unrealized gains on securities:

  Unrealized gains arising during 2000          $ 23,252        $  8,140        $ 15,112

  Less:  reclassification adjustments
    for losses realized in net income             11,331           3,965           7,366
                                                --------        --------        --------
  Net unrealized gains                            34,583          12,105          22,478
                                                --------        --------        --------
Minimum pension liability adjustment               7,502           2,626           4,876
                                                --------        --------        --------
Other comprehensive income                      $ 42,085        $ 14,731        $ 27,354
                                                ========        ========        ========

                                                      Year Ended December 31, 1999
                                               Before-Tax        Tax           Net-of-Tax
                                                 Amount     Expense/(Benefit)    Amount
                                               ----------   -----------------  ----------
                                                             (in thousands)
Unrealized losses on securities:
  Unrealized losses arising during 1999         $(96,070)       $(33,624)       $(62,446)

  Less:  reclassification adjustments
    for losses realized in net income                135              47              88
                                                --------        --------        --------


Net unrealized losses                            (95,935)        (33,577)        (62,358)
                                                --------        --------        --------
Minimum pension liability adjustment              (2,054)           (719)         (1,335)
                                                --------        --------        --------
Other comprehensive loss                        $(97,989)       $(34,296)       $(63,693)
                                                ========        ========        ========

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